       As filed with Securities and Exchange Commission on April 23, 2013

                                                    Registration Nos. 333-103193
                                                                       811-03713

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           Registration Statement Under The Securities Act Of 1933           [ ]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 13                       [X]

                                      and

         Registration Statement Under the Investment Company Act of 1940

                              Amendment No. 53                               [X]

                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)

                       New England Life Insurance Company
                               (Name of Depositor)

                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                     Vice President and Assistant Secretary
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116


                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on April 29, 2013 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

================================================================================


This registration statement incorporates by reference the prospectuses and supplements dated April 30, 2012, May 1, 2011, May 1, 2010, May 1, 2009 and April 28, 2008 for the Zenith Flexible Life 2001 Policy, each as filed in Post-Effective Amendment No. 12 filed April 25, 2012, Post-Effective Amendment No. 11 filed April 25, 2011, Post-Effective Amendment No. 10 filed April 22, 2010, Post-Effective Amendment No. 9 filed April 23, 2009 and Post-effective Amendment No. 8 filed April 23, 2008, respectively, to the Variable Account's Registration Statement on Form N-6 (File No. 333-103193).

                      NEW ENGLAND LIFE INSURANCE COMPANY

                           ZENITH FLEXIBLE LIFE 2001



                               Flexible Premium
                       Variable Life Insurance Policies


                      Supplement Dated April 29, 2013 to
                        Prospectus Dated April 28, 2008

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated April 28, 2008, as supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy, without charge, on request. These Policies are no longer available for sale.


   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKER-CHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                  FEE TABLES

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2012, before any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                    MINIMUM MAXIMUM
                                                                    ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including
  management fees, distribution (12b-1) fees and other expenses)...  0.28%   1.07%


   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.


   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio and 0.62% for the Sub-account investing in the Oppenheimer Global Equity Portfolio.


   CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

    --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable contractual fee waivers and expense reimbursements. Certain eligible Funds may impose a redemption fee in the future.

ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                        DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                  FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                               ---------- -------------- -------- --------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.37%        0.25%       0.02%      --       0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund......................................   0.71%        0.25%       0.04%      --       1.00%          --       1.00%
American Funds Growth Fund.................   0.33%        0.25%       0.02%      --       0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%        0.25%       0.02%      --       0.54%          --       0.54%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
Equity-Income Portfolio....................   0.46%           --       0.10%      --       0.56%          --       0.56%
MET INVESTORS SERIES TRUST -- CLASS A
BlackRock Large Cap Core Portfolio.........   0.59%           --       0.05%      --       0.64%       0.01%       0.63%
Clarion Global Real Estate Portfolio.......   0.60%           --       0.06%      --       0.66%          --       0.66%

                                                           DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                     FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                                  ---------- -------------- -------- --------- --------- ------------- ---------
ClearBridge Aggressive Growth Portfolio.......   0.61%          --        0.03%        --     0.64%          --       0.64%
Harris Oakmark International Portfolio........   0.77%          --        0.06%        --     0.83%       0.02%       0.81%
Invesco Small Cap Growth Portfolio............   0.85%          --        0.02%        --     0.87%       0.01%       0.86%
Janus Forty Portfolio.........................   0.63%          --        0.03%        --     0.66%       0.01%       0.65%
Lord Abbett Bond Debenture Portfolio..........   0.51%          --        0.03%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio...........   0.65%          --        0.04%     0.06%     0.75%       0.00%       0.75%
MetLife Aggressive Strategy Portfolio.........   0.09%          --        0.01%     0.72%     0.82%          --       0.82%
MFS(R) Research International Portfolio.......   0.68%          --        0.07%        --     0.75%       0.05%       0.70%
Morgan Stanley Mid Cap Growth Portfolio.......   0.65%          --        0.07%        --     0.72%       0.01%       0.71%
Oppenheimer Global Equity Portfolio...........   0.67%          --        0.09%        --     0.76%       0.02%       0.74%
PIMCO Inflation Protected Bond Portfolio......   0.47%          --        0.11%        --     0.58%          --       0.58%
PIMCO Total Return Portfolio..................   0.48%          --        0.03%        --     0.51%          --       0.51%
SSgA Growth and Income ETF Portfolio..........   0.31%          --        0.01%     0.24%     0.56%          --       0.56%
SSgA Growth ETF Portfolio.....................   0.32%          --        0.03%     0.25%     0.60%          --       0.60%
T. Rowe Price Mid Cap Growth Portfolio........   0.75%          --        0.03%        --     0.78%          --       0.78%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.81%          --        0.10%        --     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio.......   0.25%          --        0.04%        --     0.29%       0.01%       0.28%
BlackRock Bond Income Portfolio...............   0.32%          --        0.04%        --     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio......   0.70%          --        0.03%        --     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio...............   0.46%          --        0.07%        --     0.53%          --       0.53%
BlackRock Large Cap Value Portfolio...........   0.63%          --        0.03%        --     0.66%       0.03%       0.63%
BlackRock Money Market Portfolio..............   0.33%          --        0.02%        --     0.35%       0.01%       0.34%
Davis Venture Value Portfolio.................   0.70%          --        0.03%        --     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio.............   0.73%          --        0.05%        --     0.78%       0.02%       0.76%
Jennison Growth Portfolio.....................   0.61%          --        0.03%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%          --        0.07%     0.10%     1.07%       0.08%       0.99%
Loomis Sayles Small Cap Growth
 Portfolio....................................   0.90%          --        0.06%        --     0.96%       0.09%       0.87%
Met/Artisan Mid Cap Value Portfolio...........   0.81%          --        0.04%        --     0.85%          --       0.85%
MetLife Conservative Allocation Portfolio.....   0.09%          --        0.02%     0.54%     0.65%       0.01%       0.64%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%          --        0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%          --        0.07%     0.02%     0.34%       0.00%       0.34%
MetLife Moderate Allocation Portfolio.........   0.06%          --           --     0.63%     0.69%       0.00%       0.69%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%          --        0.01%     0.67%     0.74%       0.00%       0.74%
MetLife Stock Index Portfolio.................   0.25%          --        0.03%        --     0.28%       0.01%       0.27%
MFS(R) Total Return Portfolio.................   0.55%          --        0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio........................   0.70%          --        0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%          --        0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%          --        0.04%        --     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio...............   0.25%          --        0.08%     0.09%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth Portfolio......   0.60%          --        0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio......   0.49%          --        0.06%        --     0.55%          --       0.55%

                                                      DISTRIBUTION           ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                         AND/OR                FUND    ANNUAL      AND/OR      ANNUAL
                                          MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
-------------                             ---------- -------------- -------- -------- --------- ------------- ---------
Western Asset Management Strategic Bond
 Opportunities Portfolio.................   0.60%          --        0.05%      --      0.65%       0.04%       0.61%
Western Asset Management U.S. Government
 Portfolio...............................   0.47%          --        0.03%      --      0.50%       0.02%       0.48%



   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



   FIDELITY(R) VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES(R) ARE NOT AFFILIATED WITH NELICO.

           THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS

THE ELIGIBLE FUNDS

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


AMERICAN FUNDS INSURANCE SERIES(R)                                  ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------

 American Funds Bond Fund                N/A                                   As high a level of current income as
                                                                               is consistent with the preservation
                                                                               of capital.

 American Funds Global Small             N/A                                   Long-term growth of capital.
   Capitalization Fund

 American Funds Growth Fund              N/A                                   Growth of capital.

 American Funds Growth-Income            N/A                                   Long-term growth of capital and
   Fund                                                                        income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------

 Equity-Income Portfolio                 FMR Co., Inc.                         Reasonable income. The fund will
                                                                               also consider the potential for
                                                                               capital appreciation. The fund's goal
                                                                               is to achieve a yield which exceeds
                                                                               the composite yield on the
                                                                               securities comprising the S&P 500(R)
                                                                               Index.

MET INVESTORS SERIES TRUST                                                            ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------

 BlackRock Large Cap Core Portfolio      BlackRock Advisors, LLC               Long-term capital growth.

 Clarion Global Real Estate Portfolio    CBRE Clarion Securities LLC           Total return through investment in
                                                                               real estate securities, emphasizing
                                                                               both capital appreciation and
                                                                               current income.

 ClearBridge Aggressive Growth           ClearBridge Investments, LLC          Capital appreciation.
   Portfolio (formerly Legg Mason        (formerly ClearBridge Advisors, LLC)
   ClearBridge Aggressive Growth
   Portfolio)

 Harris Oakmark International            Harris Associates L.P.                Long-term capital appreciation.
   Portfolio

 Invesco Small Cap Growth Portfolio      Invesco Advisers, Inc.                Long-term growth of capital.

 Janus Forty Portfolio                   Janus Capital Management LLC          Capital appreciation.

 Lord Abbett Bond Debenture              Lord, Abbett & Co. LLC                High current income and the
   Portfolio                                                                   opportunity for capital appreciation
                                                                               to produce a high total return.

ELIGIBLE FUND                                    SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                    -----------                      --------------------

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC             Capital appreciation through
                                                                         investments, primarily in equity
                                                                         securities, which are believed to be
                                                                         undervalued in the marketplace.

MetLife Aggressive Strategy           N/A                                Growth of capital.
  Portfolio

MFS(R) Research International         Massachusetts Financial Services   Capital appreciation.
  Portfolio                           Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment          Capital appreciation.
  Portfolio                           Management Inc.

Oppenheimer Global Equity Portfolio   OppenheimerFunds, Inc.             Capital appreciation.

PIMCO Inflation Protected Bond        Pacific Investment Management      Maximum real return, consistent
  Portfolio                           Company LLC                        with preservation of capital and
                                                                         prudent investment management.

PIMCO Total Return Portfolio          Pacific Investment Management      Maximum total return, consistent
                                      Company LLC                        with the preservation of capital and
                                                                         prudent investment management.

SSgA Growth and Income ETF            SSgA Funds Management, Inc.        Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio             SSgA Funds Management, Inc.        Growth of capital.

T. Rowe Price Mid Cap Growth          T. Rowe Price Associates, Inc.     Long-term growth of capital.
  Portfolio

METROPOLITAN SERIES FUND                                                        ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                    SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                    -----------                      --------------------

Baillie Gifford International Stock   Baillie Gifford Overseas Limited   Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index         MetLife Investment Management,     To track the performance of the
  Portfolio (formerly Barclays        LLC/1/                             Barclays U.S. Aggregate Bond
  Capital Aggregate Bond Index                                           Index.
  Portfolio)

BlackRock Bond Income Portfolio       BlackRock Advisors, LLC            A competitive total return primarily
                                                                         from investing in fixed-income
                                                                         securities.

BlackRock Capital Appreciation        BlackRock Advisors, LLC            Long-term growth of capital.
  Portfolio (formerly BlackRock
  Legacy Large Cap Growth Portfolio)

BlackRock Diversified Portfolio       BlackRock Advisors, LLC            High total return while attempting to
                                                                         limit investment risk and preserve
                                                                         capital.

BlackRock Large Cap Value Portfolio   BlackRock Advisors, LLC            Long-term growth of capital.

BlackRock Money Market Portfolio/2/   BlackRock Advisors, LLC            A high level of current income
                                                                         consistent with preservation of
                                                                         capital.

Davis Venture Value Portfolio         Davis Selected Advisers, L.P.      Growth of capital.

Frontier Mid Cap Growth Portfolio     Frontier Capital Management        Maximum capital appreciation.
  (formerly BlackRock Aggressive      Company, LLC/3/
  Growth Portfolio)

Jennison Growth Portfolio             Jennison Associates LLC            Long-term growth of capital.

ELIGIBLE FUND                                    SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                     -----------                       --------------------

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                investments in common stocks or
                                                                           other equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company, L.P.        Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.

MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.

MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Management,        To track the performance of the
  Portfolio                          LLC/1/                                Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.

MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.

MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                MSCI EAFE(R) Index.

Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.        Long-term growth of capital and,
  Portfolio                                                                secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.        Long-term capital growth.
  Portfolio

Western Asset Management             Western Asset Management              To maximize total return consistent
  Strategic Bond Opportunities       Company                               with preservation of capital.
  Portfolio

Western Asset Management U.S.        Western Asset Management              To maximize total return consistent
  Government Portfolio               Company                               with preservation of capital and
                                                                           maintenance of liquidity.

----------

/1/MetLife Investment Management, LLC was formerly called MetLife Investment
   Advisors Company, LLC.


/2/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


/3/Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the
   Portfolio.

   FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.


                                 THE POLICIES

POLICY OWNER AND BENEFICIARY

   The following is added to this section:

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at NELICO's Designated Office.")


     RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

      Premium Payments                      New England Financial
                                            P.O. Box 371499
                                            Pittsburgh, PA 15250-7499

      Payment Inquiries and Correspondence  New England Financial/MetLife
                                            P.O. Box 323
                                            Warwick, RI 02887-0323

      Beneficiary and Ownership Changes     New England Financial/MetLife
                                            P.O. Box 541
                                            Warwick, RI 02887-0541

      Surrenders, Loans, Withdrawals and    New England Financial/MetLife
      Sub-Account Transfers                 P.O. Box 543
                                            Warwick, RI 02887-0543

      Death Claims                          New England Financial/MetLife
                                            P.O. Box 353
                                            Warwick, RI 02887-0353

      Sub-Account Transfers by Telephone    (800) 200-2214

      All Other Telephone                   (800) 388-4000
      Transactions and Inquiries


   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

                                DEATH BENEFITS


   THE FOLLOWING REPLACES THE "INCREASE IN FACE AMOUNT" SECTION:


INCREASE IN FACE AMOUNT

   The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Since we no longer issue the Policy, we will satisfy your request for a face increase by issuing to you a variable life insurance policy that we are offering at the time of your request. The terms and conditions that will apply to the variable life insurance policy issued as an Increase Policy will be described in the policy's prospectus. The minimum required face amount for an Increase Policy is $25,000, and you may reduce the face amount of the Increase Policy to below $25,000. If we issue you an Increase Policy, you will have the right to examine the policy and may return it to us as provided in the Increase Policy's prospectus. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.


                                   TRANSFERS

   THE FOLLOWING REPLACES THE TRANSFER OPTION SECTION:

TRANSFER OPTION

   After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, the Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global

Equity Portfolio, Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.

Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.


   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   Financial statements for New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036, telephoning 1-800-200-2214, or visiting our website at www.nef.com. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2012, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2012, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                 AMERICAN FUNDS
                                            AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............  $       10,589,792   $       51,693,808   $      156,443,205   $      100,091,789
   Due from New England Life
     Insurance Company..................                  --                   --                   --                   --
                                          ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          10,589,792           51,693,808          156,443,205          100,091,789
                                          ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                  24                   --                   --                   --
   Due to New England Life
     Insurance Company..................              12,494                7,400               46,777               45,166
                                          ------------------   ------------------   ------------------   ------------------
       Total Liabilities................              12,518                7,400               46,777               45,166
                                          ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................  $       10,577,274   $       51,686,408   $      156,396,428   $      100,046,623
                                          ==================   ==================   ==================   ==================


 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                            MIST               MIST HARRIS
                                              FIDELITY VIP        MIST BLACKROCK       CLARION GLOBAL            OAKMARK
                                              EQUITY-INCOME       LARGE CAP CORE         REAL ESTATE          INTERNATIONAL
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------   ------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $       95,360,871   $        2,979,829   $        20,383,679  $        46,742,874
   Due from New England Life
     Insurance Company...................                  --                3,019                    --                   --
                                           ------------------   ------------------   -------------------  -------------------
       Total Assets......................          95,360,871            2,982,848            20,383,679           46,742,874
                                           ------------------   ------------------   -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                  --                   13                    30                   16
   Due to New England Life
     Insurance Company...................             269,425                   --                27,682               28,829
                                           ------------------   ------------------   -------------------  -------------------
       Total Liabilities.................             269,425                   13                27,712               28,845
                                           ------------------   ------------------   -------------------  -------------------

NET ASSETS...............................  $       95,091,446   $        2,982,835   $        20,355,967  $        46,714,029
                                           ==================   ==================   ===================  ===================

                                                                                        MIST LEGG MASON
                                              MIST INVESCO              MIST              CLEARBRIDGE       MIST LORD ABBETT
                                            SMALL CAP GROWTH         JANUS FORTY       AGGRESSIVE GROWTH     BOND DEBENTURE
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $         3,377,229   $       13,254,306   $       13,221,637   $       36,794,074
   Due from New England Life
     Insurance Company...................                   --                   --                9,351                   --
                                           -------------------   ------------------   ------------------   ------------------
       Total Assets......................            3,377,229           13,254,306           13,230,988           36,794,074
                                           -------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                   71                   26                   48                   26
   Due to New England Life
     Insurance Company...................                9,321                2,158                   --               54,798
                                           -------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                9,392                2,184                   48               54,824
                                           -------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $         3,367,837   $       13,252,122   $       13,230,940   $       36,739,250
                                           ===================   ==================   ==================   ==================


                                            MIST LORD ABBETT       MIST METLIFE
                                              MID CAP VALUE     AGGRESSIVE STRATEGY
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------
ASSETS:
   Investments at fair value.............  $       28,041,527   $         7,846,647
   Due from New England Life
     Insurance Company...................                  --                    --
                                           ------------------   -------------------
       Total Assets......................          28,041,527             7,846,647
                                           ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  27                    28
   Due to New England Life
     Insurance Company...................              34,603                24,746
                                           ------------------   -------------------
       Total Liabilities.................              34,630                24,774
                                           ------------------   -------------------

NET ASSETS...............................  $       28,006,897   $         7,821,873
                                           ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                MIST MFS                                    MIST                 MIST
                                                RESEARCH             MIST MLA          MORGAN STANLEY       PIMCO INFLATION
                                              INTERNATIONAL           MID CAP          MID CAP GROWTH       PROTECTED BOND
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       92,846,996   $        5,319,278   $       18,145,010   $       18,089,264
   Due from New England Life
     Insurance Company...................                  --                   --                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................          92,846,996            5,319,278           18,145,010           18,089,264
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  --                   74                   33                   15
   Due to New England Life
     Insurance Company...................             259,414               12,957                4,533               35,495
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................             259,414               13,031                4,566               35,510
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $       92,587,582   $        5,306,247   $       18,140,444   $       18,053,754
                                           ==================   ==================   ==================   ==================

                                                                                          MIST SSGA
                                               MIST PIMCO            MIST RCM            GROWTH AND            MIST SSGA
                                              TOTAL RETURN          TECHNOLOGY           INCOME ETF           GROWTH ETF
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $      141,175,169   $        7,445,214   $        9,193,627   $        5,201,034
   Due from New England Life
     Insurance Company...................                  --                2,150               15,213                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................         141,175,169            7,447,364            9,208,840            5,201,034
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  --                   42                   25                   33
   Due to New England Life
     Insurance Company...................              46,306                   --                   --               10,564
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................              46,306                   42                   25               10,597
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $      141,128,863   $        7,447,322   $        9,208,815   $        5,190,437
                                           ==================   ==================   ==================   ==================

                                                                         MSF
                                           MIST T. ROWE PRICE      BAILLIE GIFFORD
                                             MID CAP GROWTH      INTERNATIONAL STOCK
                                               SUB-ACCOUNT           SUB-ACCOUNT
                                           -------------------  --------------------
ASSETS:
   Investments at fair value.............  $        25,515,000  $        23,146,909
   Due from New England Life
     Insurance Company...................                   --                   --
                                           -------------------  --------------------
       Total Assets......................           25,515,000           23,146,909
                                           -------------------  --------------------
LIABILITIES:
   Accrued fees..........................                    9                   --
   Due to New England Life
     Insurance Company...................                3,945               25,950
                                           -------------------  --------------------
       Total Liabilities.................                3,954               25,950
                                           -------------------  --------------------

NET ASSETS...............................  $        25,511,046  $        23,120,959
                                           ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                          MSF BARCLAYS CAPITAL     MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK
                                          AGGREGATE BOND INDEX   AGGRESSIVE GROWTH       BOND INCOME          DIVERSIFIED
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                          --------------------  ------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $      149,747,414   $        3,054,713   $       92,389,272   $         4,105,523
   Due from New England Life
     Insurance Company...................                  --                   --                   --                    --
                                          --------------------  ------------------   ------------------   -------------------
       Total Assets......................         149,747,414            3,054,713           92,389,272             4,105,523
                                          --------------------  ------------------   ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  19                   50                   --                    87
   Due to New England Life
     Insurance Company...................             114,129                6,147               20,844                 3,836
                                          --------------------  ------------------   ------------------   -------------------
       Total Liabilities.................             114,148                6,197               20,844                 3,923
                                          --------------------  ------------------   ------------------   -------------------

NET ASSETS...............................  $      149,633,266   $        3,048,516   $       92,368,428   $         4,101,600
                                          ====================  ==================   ==================   ===================

                                                                       MSF
                                             MSF BLACKROCK      BLACKROCK LEGACY        MSF BLACKROCK          MSF DAVIS
                                            LARGE CAP VALUE     LARGE CAP GROWTH        MONEY MARKET         VENTURE VALUE
                                              SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------   -------------------   ------------------
ASSETS:
   Investments at fair value............. $       10,226,434   $      145,155,005   $        56,750,715   $      220,939,452
   Due from New England Life
     Insurance Company...................                 --                4,559               249,213                   --
                                          ------------------   ------------------   -------------------   ------------------
       Total Assets......................         10,226,434          145,159,564            56,999,928          220,939,452
                                          ------------------   ------------------   -------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 56                   --                    --                   --
   Due to New England Life
     Insurance Company...................             31,079                   --                    --               19,573
                                          ------------------   ------------------   -------------------   ------------------
       Total Liabilities.................             31,135                   --                    --               19,573
                                          ------------------   ------------------   -------------------   ------------------

NET ASSETS............................... $       10,195,299   $      145,159,564   $        56,999,928   $      220,919,879
                                          ==================   ==================   ===================   ==================


                                                MSF FI            MSF JENNISON
                                             VALUE LEADERS           GROWTH
                                              SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------
ASSETS:
   Investments at fair value............. $       43,767,287   $        8,618,870
   Due from New England Life
     Insurance Company...................                 --                   --
                                          ------------------   ------------------
       Total Assets......................         43,767,287            8,618,870
                                          ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                 15                   24
   Due to New England Life
     Insurance Company...................             38,054               10,752
                                          ------------------   ------------------
       Total Liabilities.................             38,069               10,776
                                          ------------------   ------------------

NET ASSETS............................... $       43,729,218   $        8,608,094
                                          ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                                              MSF METLIFE
                                            MSF LOOMIS SAYLES    MSF LOOMIS SAYLES     MSF MET/ARTISAN       CONSERVATIVE
                                             SMALL CAP CORE      SMALL CAP GROWTH       MID CAP VALUE         ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $      122,522,702   $        6,280,060   $       96,228,560   $        8,656,276
   Due from New England Life
     Insurance Company..................                   --                   --                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          122,522,702            6,280,060           96,228,560            8,656,276
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   --                   50                    9                   17
   Due to New England Life
     Insurance Company..................               20,196                4,933               17,394               13,102
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities................               20,196                4,983               17,403               13,119
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................   $      122,502,506   $        6,275,077   $       96,211,157   $        8,643,157
                                           ==================   ==================   ==================   ==================

                                               MSF METLIFE                                                    MSF METLIFE
                                             CONSERVATIVE TO        MSF METLIFE          MSF METLIFE          MODERATE TO
                                           MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  -------------------  ------------------- ---------------------
ASSETS:
   Investments at fair value............   $       13,187,284   $       18,120,636   $       45,505,851   $       51,031,053
   Due from New England Life
     Insurance Company..................                   --                   --                   --               99,596
                                           -------------------  -------------------  ------------------- ---------------------
       Total Assets.....................           13,187,284           18,120,636           45,505,851           51,130,649
                                           -------------------  -------------------  ------------------- ---------------------
LIABILITIES:
   Accrued fees.........................                   21                    8                   29                   17
   Due to New England Life
     Insurance Company..................                4,826               45,059              196,981                   --
                                           -------------------  -------------------  ------------------- ---------------------
       Total Liabilities................                4,847               45,067              197,010                   17
                                           -------------------  -------------------  ------------------- ---------------------

NET ASSETS..............................   $       13,182,437   $       18,075,569   $       45,308,841   $       51,130,632
                                           ===================  ===================  =================== =====================


                                               MSF METLIFE            MSF MFS
                                               STOCK INDEX         TOTAL RETURN
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------
ASSETS:
   Investments at fair value............   $      140,464,988   $        84,902,087
   Due from New England Life
     Insurance Company..................               91,373                    --
                                           ------------------   -------------------
       Total Assets.....................          140,556,361            84,902,087
                                           ------------------   -------------------
LIABILITIES:
   Accrued fees.........................                   --                    --
   Due to New England Life
     Insurance Company..................                   --                 4,956
                                           ------------------   -------------------
       Total Liabilities................                   --                 4,956
                                           ------------------   -------------------

NET ASSETS..............................   $      140,556,361   $        84,897,131
                                           ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012




                                                                     MSF MSCI           MSF NEUBERGER       MSF OPPENHEIMER
                                              MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS        GLOBAL EQUITY
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $       14,946,045   $       11,630,721   $       37,194,574   $        7,883,847
   Due from New England Life
     Insurance Company..................                   --               21,186                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets.....................           14,946,045           11,651,907           37,194,574            7,883,847
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   39                   27                    8                   57
   Due to New England Life
     Insurance Company..................                9,405                   --               18,477               11,636
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                9,444                   27               18,485               11,693
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................   $       14,936,601   $       11,651,880   $       37,176,089   $        7,872,154
                                           ==================   ==================   ==================   ==================

                                                                                                            MSF WESTERN ASSET
                                                                                                               MANAGEMENT
                                                MSF RUSSELL       MSF T. ROWE PRICE    MSF T. ROWE PRICE     STRATEGIC BOND
                                                2000 INDEX        LARGE CAP GROWTH     SMALL CAP GROWTH       OPPORTUNITIES
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $        18,511,744   $       10,700,766   $        8,436,029   $       18,272,013
   Due from New England Life
     Insurance Company..................                    --                   --                   --                   --
                                           -------------------   ------------------   ------------------   ------------------
       Total Assets.....................            18,511,744           10,700,766            8,436,029           18,272,013
                                           -------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                    18                   43                   35                   21
   Due to New England Life
     Insurance Company..................                13,701               14,303               14,672               33,005
                                           -------------------   ------------------   ------------------   ------------------
       Total Liabilities................                13,719               14,346               14,707               33,026
                                           -------------------   ------------------   ------------------   ------------------

NET ASSETS..............................   $        18,498,025   $       10,686,420   $        8,421,322   $       18,238,987
                                           ===================   ==================   ==================   ==================


                                            MSF WESTERN ASSET
                                               MANAGEMENT               MSF
                                             U.S. GOVERNMENT       ZENITH EQUITY
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value............   $        8,078,932   $      411,181,855
   Due from New England Life
     Insurance Company..................                   --                   --
                                           ------------------   ------------------
       Total Assets.....................            8,078,932          411,181,855
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   31                   --
   Due to New England Life
     Insurance Company..................               25,186              540,088
                                           ------------------   ------------------
       Total Liabilities................               25,217              540,088
                                           ------------------   ------------------

NET ASSETS..............................   $        8,053,715   $      410,641,767
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                      AMERICAN FUNDS BOND
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends...............................................   $          260,448    $           331,850   $           373,168
                                                                 ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges......................               34,309                 35,671                41,161
                                                                 ------------------    -------------------   -------------------
          Net investment income (loss)........................              226,139                296,179               332,007
                                                                 ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........               84,396                 42,386                 9,068
                                                                 ------------------    -------------------   -------------------
          Net realized gains (losses).........................               84,396                 42,386                 9,068
                                                                 ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments......              212,973                310,940               404,253
                                                                 ------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................              297,369                353,326               413,321
                                                                 ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $          523,508    $           649,505   $           745,328
                                                                 ==================    ===================   ===================


                                                                          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $          685,913    $          804,737    $         1,055,623
                                                                 ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................              192,087               230,362                233,539
                                                                 ------------------    ------------------    -------------------
          Net investment income (loss)........................              493,826               574,375                822,084
                                                                 ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                    --                     --
      Realized gains (losses) on sale of investments..........            (461,279)              (65,287)              (559,314)
                                                                 ------------------    ------------------    -------------------
          Net realized gains (losses).........................            (461,279)              (65,287)              (559,314)
                                                                 ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......            8,299,492          (12,776,036)             12,145,067
                                                                 ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................            7,838,213          (12,841,323)             11,585,753
                                                                 ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        8,332,039    $     (12,266,948)    $        12,407,837
                                                                 ==================    ==================    ===================


                                                                                     AMERICAN FUNDS GROWTH
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $        1,225,889    $           976,494    $        1,128,381
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              526,589                559,022               559,977
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              699,300                417,472               568,404
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........            1,943,222              1,530,247           (1,414,861)
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................            1,943,222              1,530,247           (1,414,861)
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......           22,231,476            (8,668,757)            28,046,729
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................           24,174,698            (7,138,510)            26,631,868
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $       24,873,998    $       (6,721,038)    $       27,200,272
                                                                 ==================    ===================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                               AMERICAN FUNDS GROWTH-INCOME
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $        1,581,951    $        1,494,416    $        1,416,900
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................              292,686               296,137               298,502
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................            1,289,265             1,198,279             1,118,398
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........              430,603             (215,869)             (985,702)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................              430,603             (215,869)             (985,702)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....           13,673,412           (3,008,454)            10,115,629
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................           14,104,015           (3,224,323)             9,129,927
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $       15,393,280    $      (2,026,044)    $       10,248,325
                                                               ==================    ==================    ==================


                                                                                FIDELITY VIP EQUITY-INCOME
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $        2,901,149    $        2,328,982    $        1,656,214
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................              536,957               536,933               526,012
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................            2,364,192             1,792,049             1,130,202
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................            5,933,701                    --                    --
      Realized gains (losses) on sale of investments........            (979,196)           (1,563,657)           (3,299,985)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................            4,954,505           (1,563,657)           (3,299,985)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....            7,110,204               224,833            14,741,314
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................           12,064,709           (1,338,824)            11,441,329
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $       14,428,901    $          453,225    $       12,571,531
                                                               ==================    ==================    ==================


                                                                               MIST BLACKROCK LARGE CAP CORE
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           37,549    $           30,191    $           32,654
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                7,223                 6,938                 5,765
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               30,326                23,253                26,889
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........               50,779                 9,494              (42,331)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               50,779                 9,494              (42,331)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              296,676              (79,243)               327,023
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................              347,455              (69,749)               284,692
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          377,781    $         (46,496)    $          311,581
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                               MIST CLARION GLOBAL REAL ESTATE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          425,906    $          753,019    $        1,374,460
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               60,211                58,785                54,394
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              365,695               694,234             1,320,066
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........            (542,825)             (664,569)           (1,138,156)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            (542,825)             (664,569)           (1,138,156)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            4,428,043           (1,042,741)             2,336,045
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            3,885,218           (1,707,310)             1,197,889
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        4,250,913    $      (1,013,076)    $        2,517,955
                                                                ==================    ==================    ==================


                                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          773,104    $           12,820    $           909,169
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................              161,448               170,578                165,078
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................              611,656             (157,758)                744,091
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........            (612,881)             (419,301)              (893,970)
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................            (612,881)             (419,301)              (893,970)
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....           10,821,968           (6,002,731)              6,862,962
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................           10,209,087           (6,422,032)              5,968,992
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $       10,820,743    $      (6,579,790)    $         6,713,083
                                                                ==================    ==================    ===================


                                                                                MIST INVESCO SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --   $                --
                                                                -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................                13,008                13,730                12,247
                                                                -------------------   -------------------   -------------------
          Net investment income (loss).......................              (13,008)              (13,730)              (12,247)
                                                                -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................               217,852                    --                    --
      Realized gains (losses) on sale of investments.........                83,948                80,259              (17,979)
                                                                -------------------   -------------------   -------------------
          Net realized gains (losses)........................               301,800                80,259              (17,979)
                                                                -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments.....               254,975             (100,253)               775,740
                                                                -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................               556,775              (19,994)               757,761
                                                                -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           543,767   $          (33,724)   $           745,514
                                                                ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                       MIST JANUS FORTY
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            55,901    $          235,763    $          244,916
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                45,392                46,368                53,225
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                10,509               189,395               191,691
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........               120,787               (1,486)             (184,054)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               120,787               (1,486)             (184,054)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             2,360,011           (1,151,187)             1,185,370
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................             2,480,798           (1,152,673)             1,001,316
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         2,491,307    $        (963,278)    $        1,193,007
                                                                ===================    ==================    ==================


                                                                        MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $           27,498    $            3,625    $             1,805
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................               57,791                39,117                 11,525
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................             (30,293)              (35,492)                (9,720)
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........              202,363                67,108               (72,844)
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................              202,363                67,108               (72,844)
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....            1,984,742             (611,755)                639,822
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            2,187,105             (544,647)                566,978
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        2,156,812    $        (580,139)    $           557,258
                                                                ==================    ==================    ===================


                                                                               MIST LORD ABBETT BOND DEBENTURE
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $        2,650,734    $        2,156,071    $         2,265,462
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................              138,173               134,543                135,269
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................            2,512,561             2,021,528              2,130,193
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........              261,510               279,810                156,160
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................              261,510               279,810                156,160
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....            1,550,105             (766,942)              1,933,298
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,811,615             (487,132)              2,089,458
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        4,324,176    $        1,534,396    $         4,219,651
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                  MIST LORD ABBETT
                                                                    MID CAP VALUE         MIST METLIFE AGGRESSIVE STRATEGY
                                                                     SUB-ACCOUNT                     SUB-ACCOUNT
                                                                -------------------   -----------------------------------------
                                                                      2012 (a)               2012                2011 (b)
                                                                -------------------   ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................  $                --   $           62,145    $                --
                                                                -------------------   ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................               69,873               20,669                 13,468
                                                                -------------------   ------------------    -------------------
          Net investment income (loss)........................             (69,873)               41,476               (13,468)
                                                                -------------------   ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                   --                     --
      Realized gains (losses) on sale of investments..........             (67,480)             (49,137)               (74,150)
                                                                -------------------   ------------------    -------------------
          Net realized gains (losses).........................             (67,480)             (49,137)               (74,150)
                                                                -------------------   ------------------    -------------------
      Change in unrealized gains (losses) on investments......              933,693            1,143,292              (993,530)
                                                                -------------------   ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................              866,213            1,094,155            (1,067,680)
                                                                -------------------   ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $           796,340   $        1,135,631    $       (1,081,148)
                                                                ===================   ==================    ===================



                                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................  $         1,943,934   $         2,124,723    $        1,982,135
                                                                -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              472,233               530,467               547,278
                                                                -------------------   -------------------    ------------------
          Net investment income (loss)........................            1,471,701             1,594,256             1,434,857
                                                                -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                    --                    --
      Realized gains (losses) on sale of investments..........          (2,574,142)           (2,387,427)           (5,127,391)
                                                                -------------------   -------------------    ------------------
          Net realized gains (losses).........................          (2,574,142)           (2,387,427)           (5,127,391)
                                                                -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments......           14,802,076           (9,965,462)            14,487,678
                                                                -------------------   -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................           12,227,934          (12,352,889)             9,360,287
                                                                -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $        13,699,635   $      (10,758,633)    $       10,795,144
                                                                ===================   ===================    ==================



                                                                                       MIST MLA MID CAP
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................  $           37,036    $            58,867    $           64,823
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              19,597                 22,049                22,352
                                                                ------------------    -------------------    ------------------
          Net investment income (loss)........................              17,439                 36,818                42,471
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                  --                     --                    --
      Realized gains (losses) on sale of investments..........            (71,663)              (122,416)             (292,940)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses).........................            (71,663)              (122,416)             (292,940)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......             352,146              (296,505)             1,500,882
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................             280,483              (418,921)             1,207,942
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $          297,922    $         (382,103)    $        1,250,413
                                                                ==================    ===================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MIST MORGAN STANLEY MID CAP GROWTH
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                2010 (c)
                                                                -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --   $           158,144    $               --
                                                                -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                95,274               104,148                59,367
                                                                -------------------   -------------------    ------------------
          Net investment income (loss).......................              (95,274)                53,996              (59,367)
                                                                -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --               557,351                    --
      Realized gains (losses) on sale of investments.........               333,353               364,357                57,408
                                                                -------------------   -------------------    ------------------
          Net realized gains (losses)........................               333,353               921,708                57,408
                                                                -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments.....             1,435,478           (2,493,224)             3,178,883
                                                                -------------------   -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................             1,768,831           (1,571,516)             3,236,291
                                                                -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         1,673,557   $       (1,517,520)    $        3,176,924
                                                                ===================   ===================    ==================


                                                                             MIST PIMCO INFLATION PROTECTED BOND
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          546,087    $          249,403    $          308,594
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               60,858                49,074                45,474
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              485,229               200,329               263,120
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................            1,002,146               640,644               322,721
      Realized gains (losses) on sale of investments.........              143,867               183,708               165,611
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            1,146,013               824,352               488,332
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            (168,049)               453,081               185,894
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................              977,964             1,277,433               674,226
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,463,193    $        1,477,762    $          937,346
                                                                ==================    ==================    ==================


                                                                                    MIST PIMCO TOTAL RETURN
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $         4,558,312    $        3,779,063    $        4,694,778
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               258,168               257,856               273,109
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................             4,300,144             3,521,207             4,421,669
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --             4,065,494               678,013
      Realized gains (losses) on sale of investments.........               574,646               283,029               947,304
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               574,646             4,348,523             1,625,317
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             7,472,960           (3,655,970)             2,590,696
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................             8,047,606               692,553             4,216,013
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        12,347,750    $        4,213,760    $        8,637,682
                                                                ===================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                    MIST RCM TECHNOLOGY
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $               --    $               --    $               --
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               31,576                34,988                28,638
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................             (31,576)              (34,988)              (28,638)
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................            1,039,121                    --                    --
      Realized gains (losses) on sale of investments........               69,382               206,473             (101,804)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................            1,108,503               206,473             (101,804)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....             (70,759)           (1,125,474)             2,178,257
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................            1,037,744             (919,001)             2,076,453
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $        1,006,168    $        (953,989)    $        2,047,815
                                                               ==================    ==================    ==================


                                                                              MIST SSGA GROWTH AND INCOME ETF
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $          220,077    $          141,565    $           53,854
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               26,761                23,590                11,540
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................              193,316               117,975                42,314
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................              188,319               141,389                   176
      Realized gains (losses) on sale of investments........              209,616               145,950                28,263
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................              397,935               287,339                28,439
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              435,708             (354,910)               502,476
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................              833,643              (67,571)               530,915
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $        1,026,959    $           50,404    $          573,229
                                                               ==================    ==================    ==================


                                                                                  MIST SSGA GROWTH ETF
                                                                                       SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------   ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           80,231   $           57,111    $           37,985
                                                               ------------------   ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               20,171               17,122                13,568
                                                               ------------------   ------------------    ------------------
          Net investment income (loss)......................               60,060               39,989                24,417
                                                               ------------------   ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................              134,531                   --                    --
      Realized gains (losses) on sale of investments........               37,874               93,227                35,698
                                                               ------------------   ------------------    ------------------
          Net realized gains (losses).......................              172,405               93,227                35,698
                                                               ------------------   ------------------    ------------------
      Change in unrealized gains (losses) on investments....              313,480            (268,657)               272,740
                                                               ------------------   ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......................              485,885            (175,430)               308,438
                                                               ------------------   ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          545,945   $        (135,441)    $          332,855
                                                               ==================   ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                               MIST T. ROWE PRICE MID CAP GROWTH
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --    $               --
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                98,001                94,729                86,813
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................              (98,001)              (94,729)              (86,813)
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................             3,278,863               663,205                    --
      Realized gains (losses) on sale of investments.........               338,731               704,485               160,492
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................             3,617,594             1,367,690               160,492
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             (336,849)           (1,608,713)             5,836,527
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................             3,280,745             (241,023)             5,997,019
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         3,182,744    $        (335,752)    $        5,910,206
                                                                ===================    ==================    ==================


                                                                           MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          305,928    $           465,362   $           447,609
                                                                ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................               96,144                113,411               126,650
                                                                ------------------    -------------------   -------------------
          Net investment income (loss).......................              209,784                351,951               320,959
                                                                ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........            (566,675)              (420,302)             (546,205)
                                                                ------------------    -------------------   -------------------
          Net realized gains (losses)........................            (566,675)              (420,302)             (546,205)
                                                                ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments.....            4,200,119            (5,435,503)             2,020,906
                                                                ------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            3,633,444            (5,855,805)             1,474,701
                                                                ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        3,843,228    $       (5,503,854)   $         1,795,660
                                                                ==================    ===================   ===================


                                                                          MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $        5,449,668    $        5,029,362    $         4,709,654
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................               82,241                82,024                 89,536
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................            5,367,427             4,947,338              4,620,118
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........              226,548               128,846                 95,948
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................              226,548               128,846                 95,948
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....               30,644             5,229,529              1,052,344
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................              257,192             5,358,375              1,148,292
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        5,624,619    $       10,305,713    $         5,768,410
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                             MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                       SUB-ACCOUNT
                                                              -------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                              ------------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends..............................................  $               --    $            9,265    $           2,123
                                                              ------------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges.....................              12,139                11,770               12,544
                                                              ------------------    ------------------    -----------------
          Net investment income (loss)......................            (12,139)               (2,505)             (10,421)
                                                              ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................                  --                    --                   --
     Realized gains (losses) on sale of investments.........             128,925                70,010                9,754
                                                              ------------------    ------------------    -----------------
          Net realized gains (losses).......................             128,925                70,010                9,754
                                                              ------------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments.....             199,904             (171,200)              403,875
                                                              ------------------    ------------------    -----------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................             328,829             (101,190)              413,629
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations.....................................  $          316,690    $        (103,695)    $         403,208
                                                              ==================    ==================    =================


                                                                                MSF BLACKROCK BOND INCOME
                                                                                       SUB-ACCOUNT
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends..............................................  $        2,592,084    $       3,831,175    $        4,045,817
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges.....................             458,354              472,074               498,931
                                                              ------------------    -----------------    ------------------
          Net investment income (loss)......................           2,133,730            3,359,101             3,546,886
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................             624,650                   --                    --
     Realized gains (losses) on sale of investments.........             489,470               53,195              (69,776)
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses).......................           1,114,120               53,195              (69,776)
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments.....           3,226,194            2,284,539             4,256,456
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................           4,340,314            2,337,734             4,186,680
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations.....................................  $        6,474,044    $       5,696,835    $        7,733,566
                                                              ==================    =================    ==================


                                                                               MSF BLACKROCK DIVERSIFIED
                                                                                      SUB-ACCOUNT
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends..............................................  $           81,126    $          75,539    $           55,512
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges.....................              12,907               11,005                 8,270
                                                              ------------------    -----------------    ------------------
          Net investment income (loss)......................              68,219               64,534                47,242
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................                  --                   --                    --
     Realized gains (losses) on sale of investments.........              23,781               28,821              (20,418)
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses).......................              23,781               28,821              (20,418)
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments.....             322,145                4,829               243,365
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................             345,926               33,650               222,947
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations.....................................  $          414,145    $          98,184    $          270,189
                                                              ==================    =================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                   MSF BLACKROCK LARGE CAP VALUE
                                                                                            SUB-ACCOUNT
                                                                  ----------------------------------------------------------------
                                                                         2012                   2011                  2010
                                                                  ------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $          171,252    $           119,269    $           105,338
                                                                  ------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................               35,711                 34,408                 33,601
                                                                  ------------------    -------------------    -------------------
          Net investment income (loss).........................              135,541                 84,861                 71,737
                                                                  ------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions..............................            1,668,046                     --                     --
      Realized gains (losses) on sale of investments...........            (202,910)               (96,018)              (273,799)
                                                                  ------------------    -------------------    -------------------
          Net realized gains (losses)..........................            1,465,136               (96,018)              (273,799)
                                                                  ------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......            (249,081)                295,255              1,055,852
                                                                  ------------------    -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments..........................            1,216,055                199,237                782,053
                                                                  ------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $        1,351,596    $           284,098    $           853,790
                                                                  ==================    ===================    ===================


                                                                               MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                                                                            SUB-ACCOUNT
                                                                  ----------------------------------------------------------------
                                                                          2012                  2011                   2010
                                                                  -------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends................................................   $           463,134    $           307,141    $          360,003
                                                                  -------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.......................               846,712                902,996               892,266
                                                                  -------------------    -------------------    ------------------
          Net investment income (loss).........................             (383,578)              (595,855)             (532,263)
                                                                  -------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions..............................                    --                     --                    --
      Realized gains (losses) on sale of investments...........             4,133,724              4,356,402             2,728,328
                                                                  -------------------    -------------------    ------------------
          Net realized gains (losses)..........................             4,133,724              4,356,402             2,728,328
                                                                  -------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.......            15,071,616           (18,713,472)            25,719,182
                                                                  -------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments..........................            19,205,340           (14,357,070)            28,447,510
                                                                  -------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $        18,821,762    $      (14,952,925)    $       27,915,247
                                                                  ===================    ===================    ==================


                                                                                    MSF BLACKROCK MONEY MARKET
                                                                                            SUB-ACCOUNT
                                                                  ----------------------------------------------------------------
                                                                          2012                  2011                   2010
                                                                  -------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends................................................   $                --    $                --    $            8,330
                                                                  -------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.......................               253,855                277,290               356,628
                                                                  -------------------    -------------------    ------------------
          Net investment income (loss).........................             (253,855)              (277,290)             (348,298)
                                                                  -------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions..............................                    --                     --                    --
      Realized gains (losses) on sale of investments...........                    --                     --                    --
                                                                  -------------------    -------------------    ------------------
          Net realized gains (losses)..........................                    --                     --                    --
                                                                  -------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.......                    --                     --                    --
                                                                  -------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments..........................                    --                     --                    --
                                                                  -------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $         (253,855)    $         (277,290)    $        (348,298)
                                                                  ===================    ===================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                 MSF DAVIS VENTURE VALUE
                                                                                       SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                               -----------------    ------------------    ------------------
INVESTMENT INCOME:
     Dividends..............................................   $       1,885,600    $        2,740,793    $        2,476,755
                                                               -----------------    ------------------    ------------------
EXPENSES:
     Mortality and expense risk charges.....................           1,097,341             1,149,723             1,186,002
                                                               -----------------    ------------------    ------------------
          Net investment income (loss)......................             788,259             1,591,070             1,290,753
                                                               -----------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................                  --                    --                    --
     Realized gains (losses) on sale of investments.........           4,730,499             4,270,724             2,938,920
                                                               -----------------    ------------------    ------------------
          Net realized gains (losses).......................           4,730,499             4,270,724             2,938,920
                                                               -----------------    ------------------    ------------------
     Change in unrealized gains (losses) on investments.....          20,419,405          (16,372,125)            21,989,223
                                                               -----------------    ------------------    ------------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................          25,149,904          (12,101,401)            24,928,143
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations.....................................   $      25,938,163    $     (10,510,331)    $       26,218,896
                                                               =================    ==================    ==================


                                                                                   MSF FI VALUE LEADERS
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends..............................................   $          536,263    $          519,085    $         740,218
                                                               ------------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges.....................              264,767               279,447              281,695
                                                               ------------------    ------------------    -----------------
          Net investment income (loss)......................              271,496               239,638              458,523
                                                               ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................                   --                    --                   --
     Realized gains (losses) on sale of investments.........            (725,770)             (758,038)          (1,192,807)
                                                               ------------------    ------------------    -----------------
          Net realized gains (losses).......................            (725,770)             (758,038)          (1,192,807)
                                                               ------------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments.....            6,553,737           (2,538,037)            6,825,881
                                                               ------------------    ------------------    -----------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................            5,827,967           (3,296,075)            5,633,074
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations.....................................   $        6,099,463    $      (3,056,437)    $       6,091,597
                                                               ==================    ==================    =================


                                                                                    MSF JENNISON GROWTH
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends..............................................   $           18,245    $           17,212    $          32,825
                                                               ------------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges.....................               33,065                24,990               22,501
                                                               ------------------    ------------------    -----------------
          Net investment income (loss)......................             (14,820)               (7,778)               10,324
                                                               ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions............................            1,285,440                    --                   --
     Realized gains (losses) on sale of investments.........               45,255               106,710                5,992
                                                               ------------------    ------------------    -----------------
          Net realized gains (losses).......................            1,330,695               106,710                5,992
                                                               ------------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments.....            (376,076)              (62,105)              592,561
                                                               ------------------    ------------------    -----------------
     Net realized and changes in unrealized
        gains (losses) on investments.......................              954,619                44,605              598,553
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations.....................................   $          939,799    $           36,827    $         608,877
                                                               ==================    ==================    =================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --    $          145,847    $          113,756
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................              671,301               699,840               643,056
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................            (671,301)             (553,993)             (529,300)
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................            3,102,120                    --                    --
      Realized gains (losses) on sale of investments.........            2,629,497             2,125,138             (548,615)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            5,731,617             2,125,138             (548,615)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....           10,996,371           (1,198,150)            30,293,051
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................           16,727,988               926,988            29,744,436
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $       16,056,687    $          372,995    $       29,215,136
                                                                ==================    ==================    ==================


                                                                             MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --    $               --    $               --
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               23,163                22,219                15,967
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................             (23,163)              (22,219)              (15,967)
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........              239,292               183,612             (216,913)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              239,292               183,612             (216,913)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              482,884              (41,171)             1,654,372
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................              722,176               142,441             1,437,459
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          699,013    $          120,222    $        1,421,492
                                                                ==================    ==================    ==================


                                                                                MSF MET/ARTISAN MID CAP VALUE
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          962,310    $           955,097   $           710,346
                                                                ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................              438,822                451,072               428,721
                                                                ------------------    -------------------   -------------------
          Net investment income (loss).......................              523,488                504,025               281,625
                                                                ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........            (754,523)            (1,515,778)           (3,323,213)
                                                                ------------------    -------------------   -------------------
          Net realized gains (losses)........................            (754,523)            (1,515,778)           (3,323,213)
                                                                ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments.....           10,577,931              7,107,578            15,822,425
                                                                ------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            9,823,408              5,591,800            12,499,212
                                                                ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $       10,346,896    $         6,095,825   $        12,780,837
                                                                ==================    ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                 ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $          278,966    $          215,371    $           202,218
                                                                 ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................               27,039                27,309                 22,025
                                                                 ------------------    ------------------    -------------------
          Net investment income (loss)........................              251,927               188,062                180,193
                                                                 ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................              215,378                    --                     --
      Realized gains (losses) on sale of investments..........               86,828               169,568                 93,076
                                                                 ------------------    ------------------    -------------------
          Net realized gains (losses).........................              302,206               169,568                 93,076
                                                                 ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......              157,826             (106,390)                243,952
                                                                 ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................              460,032                63,178                337,028
                                                                 ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $          711,959    $          251,240    $           517,221
                                                                 ==================    ==================    ===================


                                                                         MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                           SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $           373,569    $          238,455    $          268,992
                                                                 -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                33,349                27,609                20,414
                                                                 -------------------    ------------------    ------------------
          Net investment income (loss)........................               340,220               210,846               248,578
                                                                 -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                37,357                    --                    --
      Realized gains (losses) on sale of investments..........               258,884                90,954               110,460
                                                                 -------------------    ------------------    ------------------
          Net realized gains (losses).........................               296,241                90,954               110,460
                                                                 -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments......               705,546             (232,476)               578,350
                                                                 -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................             1,001,787             (141,522)               688,810
                                                                 -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         1,342,007    $           69,324    $          937,388
                                                                 ===================    ==================    ==================


                                                                                 MSF METLIFE MID CAP STOCK INDEX
                                                                                           SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $           195,244    $          182,816    $          171,500
                                                                 -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                68,976                68,407                59,304
                                                                 -------------------    ------------------    ------------------
          Net investment income (loss)........................               126,268               114,409               112,196
                                                                 -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................               820,850               839,227                21,618
      Realized gains (losses) on sale of investments..........               282,551               181,991             (147,012)
                                                                 -------------------    ------------------    ------------------
          Net realized gains (losses).........................             1,103,401             1,021,218             (125,394)
                                                                 -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments......             1,742,566           (1,564,916)             4,093,522
                                                                 -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................             2,845,967             (543,698)             3,968,128
                                                                 -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         2,972,235    $        (429,289)    $        4,080,324
                                                                 ===================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                               MSF METLIFE MODERATE ALLOCATION
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $        1,112,660    $           730,620   $           984,632
                                                                ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................              132,292                126,052                99,247
                                                                ------------------    -------------------   -------------------
          Net investment income (loss).......................              980,368                604,568               885,385
                                                                ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........              394,092                350,176                13,570
                                                                ------------------    -------------------   -------------------
          Net realized gains (losses)........................              394,092                350,176                13,570
                                                                ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments.....            3,948,243            (1,521,172)             3,656,464
                                                                ------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            4,342,335            (1,170,996)             3,670,034
                                                                ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        5,322,703    $         (566,428)   $         4,555,419
                                                                ==================    ===================   ===================


                                                                         MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $         1,045,488    $          838,175    $        1,179,479
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               135,853               141,072               132,289
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................               909,635               697,103             1,047,190
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........               185,829                89,842             (463,575)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               185,829                89,842             (463,575)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             5,863,191           (2,666,193)             6,368,871
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................             6,049,020           (2,576,351)             5,905,296
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         6,958,655    $      (1,879,248)    $        6,952,486
                                                                ===================    ==================    ==================


                                                                                   MSF METLIFE STOCK INDEX
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $        2,555,288    $        2,357,644    $         2,411,839
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................              759,757               745,606                729,066
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................            1,795,531             1,612,038              1,682,773
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................            1,025,683               867,613                     --
      Realized gains (losses) on sale of investments.........            1,382,336               106,189            (1,570,930)
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................            2,408,019               973,802            (1,570,930)
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....           15,707,338             (691,925)             18,028,469
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................           18,115,357               281,877             16,457,539
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $       19,910,888    $        1,893,915    $        18,140,312
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                    MSF MFS TOTAL RETURN
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $        2,470,895    $        2,415,027    $        2,799,334
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................              442,576               452,653               473,902
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................            2,028,319             1,962,374             2,325,432
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........              193,804             (304,123)           (1,139,944)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              193,804             (304,123)           (1,139,944)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            6,718,773                44,033             7,092,134
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            6,912,577             (260,090)             5,952,190
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        8,940,896    $        1,702,284    $        8,277,622
                                                                ==================    ==================    ==================


                                                                                        MSF MFS VALUE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          273,992    $          202,078    $          173,537
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               41,154                38,897                34,173
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              232,838               163,181               139,364
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................              195,100                    --                    --
      Realized gains (losses) on sale of investments.........              165,624                70,774             (102,141)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              360,724                70,774             (102,141)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            1,551,612             (156,520)             1,215,156
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,912,336              (85,746)             1,113,015
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        2,145,174    $           77,435    $        1,252,379
                                                                ==================    ==================    ==================


                                                                                     MSF MSCI EAFE INDEX
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          377,083    $           337,048   $           399,692
                                                                ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................               38,038                 43,632                47,942
                                                                ------------------    -------------------   -------------------
          Net investment income (loss).......................              339,045                293,416               351,750
                                                                ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........            (355,400)              (180,949)             (479,365)
                                                                ------------------    -------------------   -------------------
          Net realized gains (losses)........................            (355,400)              (180,949)             (479,365)
                                                                ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments.....            1,952,921            (1,791,113)             1,109,125
                                                                ------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,597,521            (1,972,062)               629,760
                                                                ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,936,566    $       (1,678,646)   $           981,510
                                                                ==================    ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                 MSF NEUBERGER BERMAN GENESIS
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          136,116    $           284,753    $          174,247
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              141,978                146,810               134,177
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              (5,862)                137,943                40,070
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........            (702,698)            (1,126,214)           (2,429,709)
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................            (702,698)            (1,126,214)           (2,429,709)
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            4,103,354              2,953,822             9,008,497
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................            3,400,656              1,827,608             6,578,788
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        3,394,794    $         1,965,551    $        6,618,858
                                                                 ==================    ===================    ==================


                                                                                 MSF OPPENHEIMER GLOBAL EQUITY
                                                                                          SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          121,147    $           157,238    $          105,245
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................               29,050                 29,695                24,140
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................               92,097                127,543                81,105
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........               57,308                162,561                25,730
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................               57,308                162,561                25,730
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            1,275,697              (876,202)             1,041,540
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................            1,333,005              (713,641)             1,067,270
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        1,425,102    $         (586,098)    $        1,148,375
                                                                 ==================    ===================    ==================


                                                                                     MSF RUSSELL 2000 INDEX
                                                                                           SUB-ACCOUNT
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $           227,869    $          218,743    $          215,892
                                                                 -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                70,482                76,141                76,238
                                                                 -------------------    ------------------    ------------------
          Net investment income (loss)........................               157,387               142,602               139,654
                                                                 -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                    --
      Realized gains (losses) on sale of investments..........               305,836                98,499             (423,882)
                                                                 -------------------    ------------------    ------------------
          Net realized gains (losses).........................               305,836                98,499             (423,882)
                                                                 -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments......             2,345,075           (1,123,292)             4,984,934
                                                                 -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.........................             2,650,911           (1,024,793)             4,561,052
                                                                 -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         2,808,298    $        (882,191)    $        4,700,706
                                                                 ===================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           12,737    $            7,488    $           19,003
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               42,251                36,338                28,400
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................             (29,514)              (28,850)               (9,397)
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........              274,059               151,671              (20,266)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              274,059               151,671              (20,266)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            1,423,293             (319,284)             1,204,373
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,697,352             (167,613)             1,184,107
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,667,838    $        (196,463)    $        1,174,710
                                                                ==================    ==================    ==================



                                                                             MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --    $               --    $               --
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               35,764                30,515                17,022
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................             (35,764)              (30,515)              (17,022)
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................              851,914                    --                    --
      Realized gains (losses) on sale of investments.........              259,687               263,229                 8,250
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            1,111,601               263,229                 8,250
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              106,536             (210,035)             1,402,367
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,218,137                53,194             1,410,617
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,182,373    $           22,679    $        1,393,595
                                                                ==================    ==================    ==================


                                                                                      MSF WESTERN ASSET
                                                                           MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          614,842    $          839,519    $          987,827
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               60,496                55,314                53,421
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              554,346               784,205               934,406
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........              171,894               188,897               135,339
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              171,894               188,897               135,339
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            1,108,554              (18,553)               797,644
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            1,280,448               170,344               932,983
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,834,794    $          954,549    $        1,867,389
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                         MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           173,883   $           123,237    $          248,515
                                                                -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                26,263                26,829                32,178
                                                                -------------------   -------------------    ------------------
          Net investment income (loss).......................               147,620                96,408               216,337
                                                                -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --               282,839                26,199
      Realized gains (losses) on sale of investments.........                18,322                22,338                16,155
                                                                -------------------   -------------------    ------------------
          Net realized gains (losses)........................                18,322               305,177                42,354
                                                                -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments.....                78,947                15,871               226,024
                                                                -------------------   -------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................                97,269               321,048               268,378
                                                                -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           244,889   $           417,456    $          484,715
                                                                ===================   ===================    ==================


                                                                                       MSF ZENITH EQUITY
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $         3,799,290    $        4,543,629    $        6,795,677
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................             2,476,453             2,561,028             2,552,011
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................             1,322,837             1,982,601             4,243,666
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........           (3,460,429)           (5,850,866)          (11,706,089)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................           (3,460,429)           (5,850,866)          (11,706,089)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            53,888,405          (12,315,797)            62,607,149
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized
        gains (losses) on investments........................            50,427,976          (18,166,663)            50,901,060
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        51,750,813    $     (16,184,062)    $       55,144,726
                                                                ===================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                    AMERICAN FUNDS BOND
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          226,139    $          296,179    $          332,007
   Net realized gains (losses)..............................               84,396                42,386                 9,068
   Change in unrealized gains (losses) on investments.......              212,973               310,940               404,253
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              523,508               649,505               745,328
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              772,971               998,704             1,226,399
   Net transfers (including fixed account)..................              160,515           (1,164,716)               905,771
   Policy charges...........................................            (576,494)             (669,360)             (761,240)
   Transfers for policy benefits and terminations...........          (1,140,333)           (1,287,930)           (1,306,177)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            (783,341)           (2,123,302)                64,753
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            (259,833)           (1,473,797)               810,081
NET ASSETS:
   Beginning of year........................................           10,837,107            12,310,904            11,500,823
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       10,577,274    $       10,837,107    $       12,310,904
                                                               ==================    ==================    ==================

                                                                        AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          493,826    $          574,375   $          822,084
   Net realized gains (losses)..............................            (461,279)              (65,287)            (559,314)
   Change in unrealized gains (losses) on investments.......            8,299,492          (12,776,036)           12,145,067
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            8,332,039          (12,266,948)           12,407,837
                                                               ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            4,516,238             5,208,193            6,061,267
   Net transfers (including fixed account)..................          (2,732,766)           (1,991,283)          (1,489,513)
   Policy charges...........................................          (3,007,537)           (3,590,714)          (4,136,435)
   Transfers for policy benefits and terminations...........          (4,319,707)           (5,424,595)          (6,400,586)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (5,543,772)           (5,798,399)          (5,965,267)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets..................            2,788,267          (18,065,347)            6,442,570
NET ASSETS:
   Beginning of year........................................           48,898,141            66,963,488           60,520,918
                                                               ------------------    ------------------   ------------------
   End of year..............................................   $       51,686,408    $       48,898,141   $       66,963,488
                                                               ==================    ==================   ==================

                                                                                   AMERICAN FUNDS GROWTH
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          699,300    $          417,472    $          568,404
   Net realized gains (losses)..............................            1,943,222             1,530,247           (1,414,861)
   Change in unrealized gains (losses) on investments.......           22,231,476           (8,668,757)            28,046,729
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           24,873,998           (6,721,038)            27,200,272
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           12,803,011            14,497,488            16,871,780
   Net transfers (including fixed account)..................          (5,978,480)           (6,879,178)           (7,890,287)
   Policy charges...........................................          (8,814,224)           (9,708,637)          (10,864,544)
   Transfers for policy benefits and terminations...........         (12,265,534)          (16,103,488)          (16,685,647)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................         (14,255,227)          (18,193,815)          (18,568,698)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................           10,618,771          (24,914,853)             8,631,574
NET ASSETS:
   Beginning of year........................................          145,777,657           170,692,510           162,060,936
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      156,396,428    $      145,777,657    $      170,692,510
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                 AMERICAN FUNDS GROWTH-INCOME
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         1,289,265    $        1,198,279    $        1,118,398
   Net realized gains (losses)...............................               430,603             (215,869)             (985,702)
   Change in unrealized gains (losses) on investments........            13,673,412           (3,008,454)            10,115,629
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            15,393,280           (2,026,044)            10,248,325
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............             8,272,263             9,202,077            10,718,881
   Net transfers (including fixed account)...................           (2,622,222)           (2,695,796)           (1,300,480)
   Policy charges............................................           (5,679,202)           (5,983,057)           (6,692,430)
   Transfers for policy benefits and terminations............           (7,397,048)           (8,462,343)           (8,337,607)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................           (7,426,209)           (7,939,119)           (5,611,636)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             7,967,071           (9,965,163)             4,636,689
NET ASSETS:
   Beginning of year.........................................            92,079,552           102,044,715            97,408,026
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $       100,046,623    $       92,079,552    $      102,044,715
                                                                ===================    ==================    ==================

                                                                                 FIDELITY VIP EQUITY-INCOME
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        2,364,192    $         1,792,049   $         1,130,202
   Net realized gains (losses)...............................            4,954,505            (1,563,657)           (3,299,985)
   Change in unrealized gains (losses) on investments........            7,110,204                224,833            14,741,314
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           14,428,901                453,225            12,571,531
                                                                ------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,494,535              7,222,085             8,146,548
   Net transfers (including fixed account)...................            (409,502)            (1,469,151)           (1,736,719)
   Policy charges............................................          (5,207,208)            (5,241,578)           (5,662,822)
   Transfers for policy benefits and terminations............          (9,692,992)            (8,440,869)          (10,189,391)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (8,815,167)            (7,929,513)           (9,442,384)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets...................            5,613,734            (7,476,288)             3,129,147
NET ASSETS:
   Beginning of year.........................................           89,477,712             96,954,000            93,824,853
                                                                ------------------    -------------------   -------------------
   End of year...............................................   $       95,091,446    $        89,477,712   $        96,954,000
                                                                ==================    ===================   ===================

                                                                                MIST BLACKROCK LARGE CAP CORE
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           30,326    $           23,253    $            26,889
   Net realized gains (losses)...............................               50,779                 9,494               (42,331)
   Change in unrealized gains (losses) on investments........              296,676              (79,243)                327,023
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              377,781              (46,496)                311,581
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              247,097               297,056                279,603
   Net transfers (including fixed account)...................             (25,465)               375,731                177,812
   Policy charges............................................            (172,164)             (175,215)              (194,379)
   Transfers for policy benefits and terminations............            (368,266)             (265,028)              (136,559)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (318,798)               232,544                126,477
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................               58,983               186,048                438,058
NET ASSETS:
   Beginning of year.........................................            2,923,852             2,737,804              2,299,746
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        2,982,835    $        2,923,852    $         2,737,804
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           365,695    $          694,234    $        1,320,066
   Net realized gains (losses)...............................             (542,825)             (664,569)           (1,138,156)
   Change in unrealized gains (losses) on investments........             4,428,043           (1,042,741)             2,336,045
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................             4,250,913           (1,013,076)             2,517,955
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............             2,070,776             2,151,832             2,467,072
   Net transfers (including fixed account)...................               220,340               335,771             (334,623)
   Policy charges............................................           (1,223,690)           (1,315,575)           (1,419,689)
   Transfers for policy benefits and terminations............           (1,903,383)           (1,579,922)           (1,701,589)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (835,957)             (407,894)             (988,829)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             3,414,956           (1,420,970)             1,529,126
NET ASSETS:
   Beginning of year.........................................            16,941,011            18,361,981            16,832,855
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $        20,355,967    $       16,941,011    $       18,361,981
                                                                ===================    ==================    ==================

                                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          611,656    $         (157,758)   $           744,091
   Net realized gains (losses)...............................            (612,881)              (419,301)             (893,970)
   Change in unrealized gains (losses) on investments........           10,821,968            (6,002,731)             6,862,962
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           10,820,743            (6,579,790)             6,713,083
                                                                ------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            3,119,630              3,597,847             3,772,704
   Net transfers (including fixed account)...................              362,427                483,162             1,576,533
   Policy charges............................................          (2,063,309)            (2,334,571)           (2,603,923)
   Transfers for policy benefits and terminations............          (4,627,606)            (3,882,318)           (4,168,062)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (3,208,858)            (2,135,880)           (1,422,748)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets...................            7,611,885            (8,715,670)             5,290,335
NET ASSETS:
   Beginning of year.........................................           39,102,144             47,817,814            42,527,479
                                                                ------------------    -------------------   -------------------
   End of year...............................................   $       46,714,029    $        39,102,144   $        47,817,814
                                                                ==================    ===================   ===================

                                                                                MIST INVESCO SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (13,008)    $         (13,730)    $          (12,247)
   Net realized gains (losses)...............................              301,800                80,259               (17,979)
   Change in unrealized gains (losses) on investments........              254,975             (100,253)                775,740
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              543,767              (33,724)                745,514
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              244,984               290,033                314,972
   Net transfers (including fixed account)...................             (79,283)                41,378              (316,173)
   Policy charges............................................            (215,831)             (257,360)              (253,110)
   Transfers for policy benefits and terminations............            (292,497)             (273,250)              (282,131)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (342,627)             (199,199)              (536,442)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................              201,140             (232,923)                209,072
NET ASSETS:
   Beginning of year.........................................            3,166,697             3,399,620              3,190,548
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        3,367,837    $        3,166,697    $         3,399,620
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                      MIST JANUS FORTY
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           10,509    $          189,395    $          191,691
   Net realized gains (losses)...............................              120,787               (1,486)             (184,054)
   Change in unrealized gains (losses) on investments........            2,360,011           (1,151,187)             1,185,370
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,491,307             (963,278)             1,193,007
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              962,851             1,140,615             1,525,553
   Net transfers (including fixed account)...................              612,277           (1,620,086)               857,808
   Policy charges............................................            (741,181)             (753,537)             (937,761)
   Transfers for policy benefits and terminations............          (1,371,348)           (1,096,336)           (1,251,700)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (537,401)           (2,329,344)               193,900
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,953,906           (3,292,622)             1,386,907
NET ASSETS:
   Beginning of year.........................................           11,298,216            14,590,838            13,203,931
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       13,252,122    $       11,298,216    $       14,590,838
                                                                ==================    ==================    ==================

                                                                        MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (30,293)    $         (35,492)    $          (9,720)
   Net realized gains (losses)...............................              202,363                67,108              (72,844)
   Change in unrealized gains (losses) on investments........            1,984,742             (611,755)               639,822
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,156,812             (580,139)               557,258
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,249,134               979,431               294,051
   Net transfers (including fixed account)...................               77,676             9,453,171               524,020
   Policy charges............................................            (789,438)             (523,866)             (175,563)
   Transfers for policy benefits and terminations............          (1,258,707)             (764,633)             (254,121)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (721,335)             9,144,103               388,387
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,435,477             8,563,964               945,645
NET ASSETS:
   Beginning of year.........................................           11,795,463             3,231,499             2,285,854
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       13,230,940    $       11,795,463    $        3,231,499
                                                                ==================    ==================    ==================

                                                                               MIST LORD ABBETT BOND DEBENTURE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        2,512,561    $        2,021,528    $        2,130,193
   Net realized gains (losses)...............................              261,510               279,810               156,160
   Change in unrealized gains (losses) on investments........            1,550,105             (766,942)             1,933,298
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            4,324,176             1,534,396             4,219,651
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            2,654,804             3,168,229             3,308,190
   Net transfers (including fixed account)...................              220,658                47,385             (296,189)
   Policy charges............................................          (2,179,138)           (2,534,439)           (2,739,739)
   Transfers for policy benefits and terminations............          (3,287,194)           (2,917,058)           (3,188,900)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,590,870)           (2,235,883)           (2,916,638)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,733,306             (701,487)             1,303,013
NET ASSETS:
   Beginning of year.........................................           35,005,944            35,707,431            34,404,418
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       36,739,250    $       35,005,944    $       35,707,431
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                  MIST LORD ABBETT
                                                                    MID CAP VALUE        MIST METLIFE AGGRESSIVE STRATEGY
                                                                     SUB-ACCOUNT                    SUB-ACCOUNT
                                                                -------------------   ----------------------------------------
                                                                      2012 (a)               2012                2011 (b)
                                                                -------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          (69,873)   $           41,476    $         (13,468)
   Net realized gains (losses)...............................              (67,480)             (49,137)              (74,150)
   Change in unrealized gains (losses) on investments........               933,693            1,143,292             (993,530)
                                                                -------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................               796,340            1,135,631           (1,081,148)
                                                                -------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............             1,489,442              985,277               666,880
   Net transfers (including fixed account)...................            28,298,316               56,225             7,946,524
   Policy charges............................................           (1,041,470)            (541,666)             (398,799)
   Transfers for policy benefits and terminations............           (1,535,731)            (454,822)             (492,229)
                                                                -------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            27,210,557               45,014             7,722,376
                                                                -------------------   ------------------    ------------------
     Net increase (decrease) in net assets...................            28,006,897            1,180,645             6,641,228
NET ASSETS:
   Beginning of year.........................................                    --            6,641,228                    --
                                                                -------------------   ------------------    ------------------
   End of year...............................................   $        28,006,897   $        7,821,873    $        6,641,228
                                                                ===================   ==================    ==================


                                                                               MIST MFS RESEARCH INTERNATIONAL
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        1,471,701    $        1,594,256    $         1,434,857
   Net realized gains (losses)...............................          (2,574,142)           (2,387,427)            (5,127,391)
   Change in unrealized gains (losses) on investments........           14,802,076           (9,965,462)             14,487,678
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           13,699,635          (10,758,633)             10,795,144
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,858,726             7,407,860              8,718,971
   Net transfers (including fixed account)...................          (2,930,107)           (3,073,291)            (4,712,965)
   Policy charges............................................          (4,650,801)           (5,014,171)            (5,745,343)
   Transfers for policy benefits and terminations............          (7,904,369)           (9,093,558)           (11,993,877)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (8,626,551)           (9,773,160)           (13,733,214)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            5,073,084          (20,531,793)            (2,938,070)
NET ASSETS:
   Beginning of year.........................................           87,514,498           108,046,291            110,984,361
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $       92,587,582    $       87,514,498    $       108,046,291
                                                                ==================    ==================    ===================


                                                                                      MIST MLA MID CAP
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           17,439    $           36,818    $            42,471
   Net realized gains (losses)...............................             (71,663)             (122,416)              (292,940)
   Change in unrealized gains (losses) on investments........              352,146             (296,505)              1,500,882
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              297,922             (382,103)              1,250,413
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              526,761               594,569                719,923
   Net transfers (including fixed account)...................            (121,605)               152,821              (640,534)
   Policy charges............................................            (346,763)             (428,364)              (417,120)
   Transfers for policy benefits and terminations............            (659,239)             (612,749)              (531,044)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (600,846)             (293,723)              (868,775)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            (302,924)             (675,826)                381,638
NET ASSETS:
   Beginning of year.........................................            5,609,171             6,284,997              5,903,359
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        5,306,247    $        5,609,171    $         6,284,997
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                            MIST MORGAN STANLEY MID CAP GROWTH
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                2010 (c)
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $         (95,274)    $           53,996    $         (59,367)
   Net realized gains (losses)..............................              333,353               921,708                57,408
   Change in unrealized gains (losses) on investments.......            1,435,478           (2,493,224)             3,178,883
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            1,673,557           (1,517,520)             3,176,924
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            2,011,899             2,144,432             1,485,700
   Net transfers (including fixed account)..................          (1,469,684)               672,130            17,942,665
   Policy charges...........................................          (1,238,265)           (1,371,567)             (887,564)
   Transfers for policy benefits and terminations...........          (1,589,525)           (1,790,502)           (1,102,236)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (2,285,575)             (345,507)            17,438,565
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            (612,018)           (1,863,027)            20,615,489
NET ASSETS:
   Beginning of year........................................           18,752,462            20,615,489                    --
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       18,140,444    $       18,752,462    $       20,615,489
                                                               ==================    ==================    ==================

                                                                            MIST PIMCO INFLATION PROTECTED BOND
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          485,229    $          200,329   $          263,120
   Net realized gains (losses)..............................            1,146,013               824,352              488,332
   Change in unrealized gains (losses) on investments.......            (168,049)               453,081              185,894
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            1,463,193             1,477,762              937,346
                                                               ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            1,315,667             1,098,960            1,120,043
   Net transfers (including fixed account)..................            1,826,897             3,225,204            2,783,339
   Policy charges...........................................          (1,205,469)             (947,186)            (859,172)
   Transfers for policy benefits and terminations...........          (1,869,545)           (1,959,220)          (1,533,356)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               67,550             1,417,758            1,510,854
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets..................            1,530,743             2,895,520            2,448,200
NET ASSETS:
   Beginning of year........................................           16,523,011            13,627,491           11,179,291
                                                               ------------------    ------------------   ------------------
   End of year..............................................   $       18,053,754    $       16,523,011   $       13,627,491
                                                               ==================    ==================   ==================

                                                                                  MIST PIMCO TOTAL RETURN
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        4,300,144    $        3,521,207    $        4,421,669
   Net realized gains (losses)..............................              574,646             4,348,523             1,625,317
   Change in unrealized gains (losses) on investments.......            7,472,960           (3,655,970)             2,590,696
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           12,347,750             4,213,760             8,637,682
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            5,531,997             6,018,970             6,592,118
   Net transfers (including fixed account)..................            1,317,928             3,258,530            55,578,380
   Policy charges...........................................          (4,986,914)           (5,113,133)           (5,453,672)
   Transfers for policy benefits and terminations...........          (7,261,442)           (7,676,754)          (10,562,872)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (5,398,431)           (3,512,387)            46,153,954
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            6,949,319               701,373            54,791,636
NET ASSETS:
   Beginning of year........................................          134,179,544           133,478,171            78,686,535
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      141,128,863    $      134,179,544    $      133,478,171
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                      MIST RCM TECHNOLOGY
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $          (31,576)    $         (34,988)    $         (28,638)
   Net realized gains (losses)................................            1,108,503               206,473             (101,804)
   Change in unrealized gains (losses) on investments.........             (70,759)           (1,125,474)             2,178,257
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................            1,006,168             (953,989)             2,047,815
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............              718,251               792,030               818,126
   Net transfers (including fixed account)....................          (1,183,047)               617,474                60,620
   Policy charges.............................................            (617,473)             (662,043)             (630,185)
   Transfers for policy benefits and terminations.............            (852,341)             (721,214)             (416,119)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................          (1,934,610)                26,247             (167,558)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets....................            (928,442)             (927,742)             1,880,257
NET ASSETS:
   Beginning of year..........................................            8,375,764             9,303,506             7,423,249
                                                                -------------------    ------------------    ------------------
   End of year................................................  $         7,447,322    $        8,375,764    $        9,303,506
                                                                ===================    ==================    ==================

                                                                                MIST SSGA GROWTH AND INCOME ETF
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $          193,316    $           117,975    $           42,314
   Net realized gains (losses)................................             397,935                287,339                28,439
   Change in unrealized gains (losses) on investments.........             435,708              (354,910)               502,476
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................           1,026,959                 50,404               573,229
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............             822,548                849,594               508,391
   Net transfers (including fixed account)....................           2,059,310              2,204,598             2,640,634
   Policy charges.............................................           (380,138)              (377,163)             (214,613)
   Transfers for policy benefits and terminations.............         (2,058,088)              (831,362)             (175,920)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................             443,632              1,845,667             2,758,492
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................           1,470,591              1,896,071             3,331,721
NET ASSETS:
   Beginning of year..........................................           7,738,224              5,842,153             2,510,432
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        9,208,815    $         7,738,224    $        5,842,153
                                                                ==================    ===================    ==================

                                                                                     MIST SSGA GROWTH ETF
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $           60,060    $            39,989    $           24,417
   Net realized gains (losses)................................             172,405                 93,227                35,698
   Change in unrealized gains (losses) on investments.........             313,480              (268,657)               272,740
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................             545,945              (135,441)               332,855
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............             538,424                289,210               247,801
   Net transfers (including fixed account)....................           1,293,997                913,975               613,415
   Policy charges.............................................           (159,635)              (168,567)             (128,467)
   Transfers for policy benefits and terminations.............           (395,065)              (414,894)             (318,921)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................           1,277,721                619,724               413,828
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................           1,823,666                484,283               746,683
NET ASSETS:
   Beginning of year..........................................           3,366,771              2,882,488             2,135,805
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        5,190,437    $         3,366,771    $        2,882,488
                                                                ==================    ===================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                             MIST T. ROWE PRICE MID CAP GROWTH
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $         (98,001)    $         (94,729)    $         (86,813)
   Net realized gains (losses)..............................            3,617,594             1,367,690               160,492
   Change in unrealized gains (losses) on investments.......            (336,849)           (1,608,713)             5,836,527
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            3,182,744             (335,752)             5,910,206
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            1,696,452             1,865,783             1,983,466
   Net transfers (including fixed account)..................              576,618             (370,620)             (701,007)
   Policy charges...........................................          (1,272,305)           (1,361,119)           (1,449,672)
   Transfers for policy benefits and terminations...........          (2,665,152)           (2,051,436)           (2,501,353)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (1,664,387)           (1,917,392)           (2,668,566)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            1,518,357           (2,253,144)             3,241,640
NET ASSETS:
   Beginning of year........................................           23,992,689            26,245,833            23,004,193
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       25,511,046    $       23,992,689    $       26,245,833
                                                               ==================    ==================    ==================

                                                                          MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          209,784    $          351,951   $          320,959
   Net realized gains (losses)..............................            (566,675)             (420,302)            (546,205)
   Change in unrealized gains (losses) on investments.......            4,200,119           (5,435,503)            2,020,906
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            3,843,228           (5,503,854)            1,795,660
                                                               ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            2,263,300             2,504,045            2,943,833
   Net transfers (including fixed account)..................            (869,786)             (722,291)          (1,179,612)
   Policy charges...........................................          (1,439,161)           (1,631,197)          (1,966,962)
   Transfers for policy benefits and terminations...........          (1,798,036)           (2,453,924)          (2,916,210)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (1,843,683)           (2,303,367)          (3,118,951)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets..................            1,999,545           (7,807,221)          (1,323,291)
NET ASSETS:
   Beginning of year........................................           21,121,414            28,928,635           30,251,926
                                                               ------------------    ------------------   ------------------
   End of year..............................................   $       23,120,959    $       21,121,414   $       28,928,635
                                                               ==================    ==================   ==================

                                                                         MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        5,367,427    $        4,947,338    $        4,620,118
   Net realized gains (losses)..............................              226,548               128,846                95,948
   Change in unrealized gains (losses) on investments.......               30,644             5,229,529             1,052,344
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            5,624,619            10,305,713             5,768,410
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            2,072,798             2,277,262             2,700,633
   Net transfers (including fixed account)..................              768,845           (2,313,049)           109,727,813
   Policy charges...........................................          (2,562,739)           (2,554,896)           (2,489,824)
   Transfers for policy benefits and terminations...........          (2,478,180)           (2,533,170)           (2,839,277)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (2,199,276)           (5,123,853)           107,099,345
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            3,425,343             5,181,860           112,867,755
NET ASSETS:
   Beginning of year........................................          146,207,923           141,026,063            28,158,308
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      149,633,266    $      146,207,923    $      141,026,063
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          (12,139)    $          (2,505)    $         (10,421)
   Net realized gains (losses)...............................               128,925                70,010                 9,754
   Change in unrealized gains (losses) on investments........               199,904             (171,200)               403,875
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................               316,690             (103,695)               403,208
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............               308,817               325,594               463,641
   Net transfers (including fixed account)...................             (188,701)               140,275             (196,590)
   Policy charges............................................             (179,674)             (204,847)             (207,529)
   Transfers for policy benefits and terminations............             (253,069)             (272,231)             (248,998)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (312,627)              (11,209)             (189,476)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................                 4,063             (114,904)               213,732
NET ASSETS:
   Beginning of year.........................................             3,044,453             3,159,357             2,945,625
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $         3,048,516    $        3,044,453    $        3,159,357
                                                                ===================    ==================    ==================

                                                                                  MSF BLACKROCK BOND INCOME
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        2,133,730    $        3,359,101    $         3,546,886
   Net realized gains (losses)...............................            1,114,120                53,195               (69,776)
   Change in unrealized gains (losses) on investments........            3,226,194             2,284,539              4,256,456
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            6,474,044             5,696,835              7,733,566
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,577,517             7,261,777              8,211,767
   Net transfers (including fixed account)...................          (1,850,373)           (2,917,573)            (1,017,870)
   Policy charges............................................          (5,247,115)           (5,573,636)            (6,564,155)
   Transfers for policy benefits and terminations............          (9,592,219)           (8,693,065)            (9,243,860)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................         (10,112,190)           (9,922,497)            (8,614,118)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................          (3,638,146)           (4,225,662)              (880,552)
NET ASSETS:
   Beginning of year.........................................           96,006,574           100,232,236            101,112,788
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $       92,368,428    $       96,006,574    $       100,232,236
                                                                ==================    ==================    ===================

                                                                                  MSF BLACKROCK DIVERSIFIED
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           68,219    $           64,534    $            47,242
   Net realized gains (losses)...............................               23,781                28,821               (20,418)
   Change in unrealized gains (losses) on investments........              322,145                 4,829                243,365
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              414,145                98,184                270,189
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              242,107               235,166                317,684
   Net transfers (including fixed account)...................              517,327               381,555                 80,973
   Policy charges............................................            (191,320)             (178,800)              (187,574)
   Transfers for policy benefits and terminations............            (206,435)             (225,248)              (215,404)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              361,679               212,673                (4,321)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................              775,824               310,857                265,868
NET ASSETS:
   Beginning of year.........................................            3,325,776             3,014,919              2,749,051
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        4,101,600    $        3,325,776    $         3,014,919
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                MSF BLACKROCK LARGE CAP VALUE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          135,541    $           84,861    $           71,737
   Net realized gains (losses)...............................            1,465,136              (96,018)             (273,799)
   Change in unrealized gains (losses) on investments........            (249,081)               295,255             1,055,852
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,351,596               284,098               853,790
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              826,142               942,824             1,164,980
   Net transfers (including fixed account)...................            (218,690)             (251,088)               150,148
   Policy charges............................................            (615,789)             (636,851)             (681,047)
   Transfers for policy benefits and terminations............          (1,079,654)             (989,542)             (918,103)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (1,087,991)             (934,657)             (284,022)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              263,605             (650,559)               569,768
NET ASSETS:
   Beginning of year.........................................            9,931,694            10,582,253            10,012,485
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       10,195,299    $        9,931,694    $       10,582,253
                                                                ==================    ==================    ==================

                                                                            MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        (383,578)    $        (595,855)    $        (532,263)
   Net realized gains (losses)...............................            4,133,724             4,356,402             2,728,328
   Change in unrealized gains (losses) on investments........           15,071,616          (18,713,472)            25,719,182
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           18,821,762          (14,952,925)            27,915,247
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............           11,633,230            12,948,464            14,650,532
   Net transfers (including fixed account)...................          (3,473,053)           (4,195,753)           (3,536,743)
   Policy charges............................................          (8,716,550)           (9,381,733)          (10,567,403)
   Transfers for policy benefits and terminations............         (13,612,384)          (14,447,113)          (16,056,693)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................         (14,168,757)          (15,076,135)          (15,510,307)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            4,653,005          (30,029,060)            12,404,940
NET ASSETS:
   Beginning of year.........................................          140,506,559           170,535,619           158,130,679
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $      145,159,564    $      140,506,559    $      170,535,619
                                                                ==================    ==================    ==================

                                                                                 MSF BLACKROCK MONEY MARKET
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        (253,855)    $        (277,290)    $        (348,298)
   Net realized gains (losses)...............................                   --                    --                    --
   Change in unrealized gains (losses) on investments........                   --                    --                    --
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            (253,855)             (277,290)             (348,298)
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            7,478,293             9,880,707            12,549,898
   Net transfers (including fixed account)...................            8,443,935            15,264,359         (149,833,896)
   Policy charges............................................          (4,421,093)           (5,496,696)           (6,714,042)
   Transfers for policy benefits and terminations............         (21,164,523)          (27,290,246)          (38,182,918)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (9,663,388)           (7,641,876)         (182,180,958)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................          (9,917,243)           (7,919,166)         (182,529,256)
NET ASSETS:
   Beginning of year.........................................           66,917,171            74,836,337           257,365,593
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       56,999,928    $       66,917,171    $       74,836,337
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                    MSF DAVIS VENTURE VALUE
                                                                                          SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           788,259    $        1,591,070    $        1,290,753
   Net realized gains (losses)...............................             4,730,499             4,270,724             2,938,920
   Change in unrealized gains (losses) on investments........            20,419,405          (16,372,125)            21,989,223
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            25,938,163          (10,510,331)            26,218,896
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            18,015,358            20,416,677            23,705,653
   Net transfers (including fixed account)...................           (7,543,788)           (6,913,259)           (9,151,950)
   Policy charges............................................          (13,152,574)          (14,094,508)          (16,238,687)
   Transfers for policy benefits and terminations............          (19,665,444)          (23,153,050)          (25,257,299)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (22,346,448)          (23,744,140)          (26,942,283)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             3,591,715          (34,254,471)             (723,387)
NET ASSETS:
   Beginning of year.........................................           217,328,164           251,582,635           252,306,022
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $       220,919,879    $      217,328,164    $      251,582,635
                                                                ===================    ==================    ==================

                                                                                    MSF FI VALUE LEADERS
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          271,496    $           239,638   $           458,523
   Net realized gains (losses)...............................            (725,770)              (758,038)           (1,192,807)
   Change in unrealized gains (losses) on investments........            6,553,737            (2,538,037)             6,825,881
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            6,099,463            (3,056,437)             6,091,597
                                                                ------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            3,546,887              3,996,707             4,405,777
   Net transfers (including fixed account)...................          (1,188,461)            (1,010,465)             (817,082)
   Policy charges............................................          (2,771,215)            (2,920,057)           (3,279,929)
   Transfers for policy benefits and terminations............          (4,003,624)            (3,713,523)           (4,010,019)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (4,416,413)            (3,647,338)           (3,701,253)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets...................            1,683,050            (6,703,775)             2,390,344
NET ASSETS:
   Beginning of year.........................................           42,046,168             48,749,943            46,359,599
                                                                ------------------    -------------------   -------------------
   End of year...............................................   $       43,729,218    $        42,046,168   $        48,749,943
                                                                ==================    ===================   ===================

                                                                                     MSF JENNISON GROWTH
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (14,820)    $          (7,778)    $            10,324
   Net realized gains (losses)...............................            1,330,695               106,710                  5,992
   Change in unrealized gains (losses) on investments........            (376,076)              (62,105)                592,561
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              939,799                36,827                608,877
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              701,567               581,038                628,089
   Net transfers (including fixed account)...................            1,773,306               607,228                  5,675
   Policy charges............................................            (469,092)             (383,340)              (415,854)
   Transfers for policy benefits and terminations............            (712,952)             (550,623)              (531,892)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            1,292,829               254,303              (313,982)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            2,232,628               291,130                294,895
NET ASSETS:
   Beginning of year.........................................            6,375,466             6,084,336              5,789,441
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        8,608,094    $        6,375,466    $         6,084,336
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                              MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        (671,301)    $        (553,993)    $        (529,300)
   Net realized gains (losses)...............................            5,731,617             2,125,138             (548,615)
   Change in unrealized gains (losses) on investments........           10,996,371           (1,198,150)            30,293,051
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           16,056,687               372,995            29,215,136
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            7,320,644             8,168,999             9,509,296
   Net transfers (including fixed account)...................          (3,066,801)           (3,393,493)           (3,510,661)
   Policy charges............................................          (6,168,235)           (6,649,387)           (7,002,671)
   Transfers for policy benefits and terminations............         (11,860,152)          (11,768,950)          (11,948,679)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................         (13,774,544)          (13,642,831)          (12,952,715)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            2,282,143          (13,269,836)            16,262,421
NET ASSETS:
   Beginning of year.........................................          120,220,363           133,490,199           117,227,778
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $      122,502,506    $      120,220,363    $      133,490,199
                                                                ==================    ==================    ==================

                                                                             MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (23,163)    $         (22,219)    $         (15,967)
   Net realized gains (losses)...............................              239,292               183,612             (216,913)
   Change in unrealized gains (losses) on investments........              482,884              (41,171)             1,654,372
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              699,013               120,222             1,421,492
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              567,151               627,730               669,605
   Net transfers (including fixed account)...................            (206,792)               718,547             (323,009)
   Policy charges............................................            (385,060)             (394,671)             (376,500)
   Transfers for policy benefits and terminations............            (753,066)             (638,463)             (512,625)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (777,767)               313,143             (542,529)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             (78,754)               433,365               878,963
NET ASSETS:
   Beginning of year.........................................            6,353,831             5,920,466             5,041,503
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        6,275,077    $        6,353,831    $        5,920,466
                                                                ==================    ==================    ==================

                                                                                MSF MET/ARTISAN MID CAP VALUE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          523,488    $          504,025    $          281,625
   Net realized gains (losses)...............................            (754,523)           (1,515,778)           (3,323,213)
   Change in unrealized gains (losses) on investments........           10,577,931             7,107,578            15,822,425
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           10,346,896             6,095,825            12,780,837
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            7,524,351             8,576,544             9,809,468
   Net transfers (including fixed account)...................          (2,814,403)           (2,983,737)           (3,787,799)
   Policy charges............................................          (5,171,453)           (5,517,167)           (6,006,556)
   Transfers for policy benefits and terminations............          (8,632,250)           (9,408,551)           (8,717,947)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (9,093,755)           (9,332,911)           (8,702,834)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,253,141           (3,237,086)             4,078,003
NET ASSETS:
   Beginning of year.........................................           94,958,016            98,195,102            94,117,099
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       96,211,157    $       94,958,016    $       98,195,102
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                             MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          251,927    $          188,062    $          180,193
   Net realized gains (losses)...............................              302,206               169,568                93,076
   Change in unrealized gains (losses) on investments........              157,826             (106,390)               243,952
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              711,959               251,240               517,221
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              712,518               509,621               785,675
   Net transfers (including fixed account)...................            1,010,900             1,506,520             3,319,784
   Policy charges............................................            (509,373)             (480,069)             (372,874)
   Transfers for policy benefits and terminations............          (1,126,034)           (1,408,012)             (813,313)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               88,011               128,060             2,919,272
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              799,970               379,300             3,436,493
NET ASSETS:
   Beginning of year.........................................            7,843,187             7,463,887             4,027,394
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        8,643,157    $        7,843,187    $        7,463,887
                                                                ==================    ==================    ==================

                                                                       MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          340,220    $          210,846    $          248,578
   Net realized gains (losses)...............................              296,241                90,954               110,460
   Change in unrealized gains (losses) on investments........              705,546             (232,476)               578,350
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,342,007                69,324               937,388
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,791,058             1,515,501             1,454,098
   Net transfers (including fixed account)...................              278,720             1,344,416             1,940,757
   Policy charges............................................            (657,812)             (614,437)             (559,877)
   Transfers for policy benefits and terminations............          (1,006,030)             (785,623)             (671,927)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              405,936             1,459,857             2,163,051
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,747,943             1,529,181             3,100,439
NET ASSETS:
   Beginning of year.........................................           11,434,494             9,905,313             6,804,874
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       13,182,437    $       11,434,494    $        9,905,313
                                                                ==================    ==================    ==================

                                                                               MSF METLIFE MID CAP STOCK INDEX
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          126,268    $          114,409    $          112,196
   Net realized gains (losses)...............................            1,103,401             1,021,218             (125,394)
   Change in unrealized gains (losses) on investments........            1,742,566           (1,564,916)             4,093,522
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,972,235             (429,289)             4,080,324
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,305,716             1,408,732             1,548,866
   Net transfers (including fixed account)...................          (1,956,282)               271,396              (91,020)
   Policy charges............................................          (1,072,466)           (1,138,089)           (1,058,643)
   Transfers for policy benefits and terminations............          (1,269,157)           (1,566,381)           (1,638,122)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,992,189)           (1,024,342)           (1,238,919)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             (19,954)           (1,453,631)             2,841,405
NET ASSETS:
   Beginning of year.........................................           18,095,523            19,549,154            16,707,749
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       18,075,569    $       18,095,523    $       19,549,154
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                              MSF METLIFE MODERATE ALLOCATION
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          980,368    $          604,568    $          885,385
   Net realized gains (losses)..............................              394,092               350,176                13,570
   Change in unrealized gains (losses) on investments.......            3,948,243           (1,521,172)             3,656,464
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            5,322,703             (566,428)             4,555,419
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            3,420,855             4,655,200             4,286,641
   Net transfers (including fixed account)..................            1,594,907             3,137,464             5,219,269
   Policy charges...........................................          (2,853,860)           (2,900,413)           (2,752,601)
   Transfers for policy benefits and terminations...........          (3,323,625)           (4,570,939)           (3,133,689)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (1,161,723)               321,312             3,619,620
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            4,160,980             (245,116)             8,175,039
NET ASSETS:
   Beginning of year........................................           41,147,861            41,392,977            33,217,938
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       45,308,841    $       41,147,861    $       41,392,977
                                                               ==================    ==================    ==================

                                                                       MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                        SUB-ACCOUNT
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          909,635    $          697,103   $        1,047,190
   Net realized gains (losses)..............................              185,829                89,842            (463,575)
   Change in unrealized gains (losses) on investments.......            5,863,191           (2,666,193)            6,368,871
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            6,958,655           (1,879,248)            6,952,486
                                                               ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            5,763,103             6,202,504            6,668,980
   Net transfers (including fixed account)..................            (782,674)           (2,084,269)            (619,117)
   Policy charges...........................................          (3,323,197)           (3,677,423)          (4,190,130)
   Transfers for policy benefits and terminations...........          (4,022,309)           (4,380,583)          (6,407,344)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (2,365,077)           (3,939,771)          (4,547,611)
                                                               ------------------    ------------------   ------------------
     Net increase (decrease) in net assets..................            4,593,578           (5,819,019)            2,404,875
NET ASSETS:
   Beginning of year........................................           46,537,054            52,356,073           49,951,198
                                                               ------------------    ------------------   ------------------
   End of year..............................................   $       51,130,632    $       46,537,054   $       52,356,073
                                                               ==================    ==================   ==================

                                                                                  MSF METLIFE STOCK INDEX
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        1,795,531    $        1,612,038    $        1,682,773
   Net realized gains (losses)..............................            2,408,019               973,802           (1,570,930)
   Change in unrealized gains (losses) on investments.......           15,707,338             (691,925)            18,028,469
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           19,910,888             1,893,915            18,140,312
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           10,085,974            10,767,426            12,266,081
   Net transfers (including fixed account)..................          (4,031,621)           (2,062,476)           (2,490,090)
   Policy charges...........................................          (8,329,240)           (8,470,260)           (9,231,170)
   Transfers for policy benefits and terminations...........         (12,163,538)          (10,600,039)          (13,158,670)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................         (14,438,425)          (10,365,349)          (12,613,849)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            5,472,463           (8,471,434)             5,526,463
NET ASSETS:
   Beginning of year........................................          135,083,898           143,555,332           138,028,869
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      140,556,361    $      135,083,898    $      143,555,332
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                    MSF MFS TOTAL RETURN
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        2,028,319    $        1,962,374    $        2,325,432
   Net realized gains (losses)...............................              193,804             (304,123)           (1,139,944)
   Change in unrealized gains (losses) on investments........            6,718,773                44,033             7,092,134
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            8,940,896             1,702,284             8,277,622
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,150,273             6,699,016             7,606,822
   Net transfers (including fixed account)...................            (297,704)           (2,092,249)           (3,010,463)
   Policy charges............................................          (6,826,730)           (6,723,353)           (7,226,683)
   Transfers for policy benefits and terminations............          (6,874,390)           (7,621,682)           (8,423,042)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (7,848,551)           (9,738,268)          (11,053,366)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,092,345           (8,035,984)           (2,775,744)
NET ASSETS:
   Beginning of year.........................................           83,804,786            91,840,770            94,616,514
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       84,897,131    $       83,804,786    $       91,840,770
                                                                ==================    ==================    ==================

                                                                                        MSF MFS VALUE
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          232,838    $          163,181    $          139,364
   Net realized gains (losses)...............................              360,724                70,774             (102,141)
   Change in unrealized gains (losses) on investments........            1,551,612             (156,520)             1,215,156
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,145,174                77,435             1,252,379
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,363,087             1,559,373             1,573,864
   Net transfers (including fixed account)...................              267,002               633,916               213,683
   Policy charges............................................            (830,797)             (830,582)             (899,331)
   Transfers for policy benefits and terminations............          (1,190,989)           (1,155,103)             (930,244)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (391,697)               207,604              (42,028)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,753,477               285,039             1,210,351
NET ASSETS:
   Beginning of year.........................................           13,183,124            12,898,085            11,687,734
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       14,936,601    $       13,183,124    $       12,898,085
                                                                ==================    ==================    ==================

                                                                                     MSF MSCI EAFE INDEX
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          339,045    $          293,416    $          351,750
   Net realized gains (losses)...............................            (355,400)             (180,949)             (479,365)
   Change in unrealized gains (losses) on investments........            1,952,921           (1,791,113)             1,109,125
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,936,566           (1,678,646)               981,510
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              987,928             1,106,381             1,344,811
   Net transfers (including fixed account)...................          (1,382,576)             (344,091)           (1,280,388)
   Policy charges............................................            (610,803)             (654,481)             (805,134)
   Transfers for policy benefits and terminations............            (936,347)           (1,241,685)           (1,454,557)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (1,941,798)           (1,133,876)           (2,195,268)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              (5,232)           (2,812,522)           (1,213,758)
NET ASSETS:
   Beginning of year.........................................           11,657,112            14,469,634            15,683,392
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       11,651,880    $       11,657,112    $       14,469,634
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                MSF NEUBERGER BERMAN GENESIS
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          (5,862)    $          137,943    $           40,070
   Net realized gains (losses)...............................            (702,698)           (1,126,214)           (2,429,709)
   Change in unrealized gains (losses) on investments........            4,103,354             2,953,822             9,008,497
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            3,394,794             1,965,551             6,618,858
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            3,445,672             3,896,507             4,463,751
   Net transfers (including fixed account)...................            (137,164)             (605,156)           (1,682,068)
   Policy charges............................................          (2,199,033)           (2,404,008)           (2,524,108)
   Transfers for policy benefits and terminations............          (3,661,491)           (3,742,104)           (3,662,916)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,552,016)           (2,854,761)           (3,405,341)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              842,778             (889,210)             3,213,517
NET ASSETS:
   Beginning of year.........................................           36,333,311            37,222,521            34,009,004
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       37,176,089    $       36,333,311    $       37,222,521
                                                                ==================    ==================    ==================

                                                                                MSF OPPENHEIMER GLOBAL EQUITY
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           92,097    $          127,543    $           81,105
   Net realized gains (losses)...............................               57,308               162,561                25,730
   Change in unrealized gains (losses) on investments........            1,275,697             (876,202)             1,041,540
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,425,102             (586,098)             1,148,375
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              508,080               561,011               658,711
   Net transfers (including fixed account)...................              141,941              (63,012)             1,189,204
   Policy charges............................................            (389,099)             (449,265)             (464,584)
   Transfers for policy benefits and terminations............            (725,231)             (722,389)           (1,194,042)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (464,309)             (673,655)               189,289
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              960,793           (1,259,753)             1,337,664
NET ASSETS:
   Beginning of year.........................................            6,911,361             8,171,114             6,833,450
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        7,872,154    $        6,911,361    $        8,171,114
                                                                ==================    ==================    ==================

                                                                                   MSF RUSSELL 2000 INDEX
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          157,387    $          142,602    $          139,654
   Net realized gains (losses)...............................              305,836                98,499             (423,882)
   Change in unrealized gains (losses) on investments........            2,345,075           (1,123,292)             4,984,934
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,808,298             (882,191)             4,700,706
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,327,007             1,456,874             1,660,915
   Net transfers (including fixed account)...................          (1,877,129)             (642,463)           (1,107,563)
   Policy charges............................................            (981,251)           (1,065,578)           (1,185,347)
   Transfers for policy benefits and terminations............          (1,309,017)           (1,671,194)           (2,057,936)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,840,390)           (1,922,361)           (2,689,931)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             (32,092)           (2,804,552)             2,010,775
NET ASSETS:
   Beginning of year.........................................           18,530,117            21,334,669            19,323,894
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       18,498,025    $       18,530,117    $       21,334,669
                                                                ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (29,514)    $         (28,850)    $          (9,397)
   Net realized gains (losses)...............................              274,059               151,671              (20,266)
   Change in unrealized gains (losses) on investments........            1,423,293             (319,284)             1,204,373
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,667,838             (196,463)             1,174,710
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              714,669               694,182               718,499
   Net transfers (including fixed account)...................              503,044             1,276,616               648,773
   Policy charges............................................            (482,523)             (470,028)             (430,131)
   Transfers for policy benefits and terminations............            (819,624)             (818,628)             (481,966)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (84,434)               682,142               455,175
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,583,404               485,679             1,629,885
NET ASSETS:
   Beginning of year.........................................            9,103,016             8,617,337             6,987,452
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       10,686,420    $        9,103,016    $        8,617,337
                                                                ==================    ==================    ==================


                                                                             MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                         SUB-ACCOUNT
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (35,764)    $         (30,515)    $         (17,022)
   Net realized gains (losses)...............................            1,111,601               263,229                 8,250
   Change in unrealized gains (losses) on investments........              106,536             (210,035)             1,402,367
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,182,373                22,679             1,393,595
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              622,712               566,158               413,147
   Net transfers (including fixed account)...................              230,753             1,943,340               793,206
   Policy charges............................................            (478,004)             (455,020)             (262,172)
   Transfers for policy benefits and terminations............            (710,107)             (468,931)             (417,012)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (334,646)             1,585,547               527,169
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              847,727             1,608,226             1,920,764
NET ASSETS:
   Beginning of year.........................................            7,573,595             5,965,369             4,044,605
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        8,421,322    $        7,573,595    $        5,965,369
                                                                ==================    ==================    ==================

                                                                                      MSF WESTERN ASSET
                                                                           MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                         SUB-ACCOUNT
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          554,346    $          784,205    $           934,406
   Net realized gains (losses)...............................              171,894               188,897                135,339
   Change in unrealized gains (losses) on investments........            1,108,554              (18,553)                797,644
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,834,794               954,549              1,867,389
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,060,368             1,115,345              1,284,954
   Net transfers (including fixed account)...................            1,075,120              (73,098)              1,320,454
   Policy charges............................................            (799,525)             (860,934)              (908,975)
   Transfers for policy benefits and terminations............          (1,509,399)           (1,560,465)            (1,726,548)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (173,436)           (1,379,152)               (30,115)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            1,661,358             (424,603)              1,837,274
NET ASSETS:
   Beginning of year.........................................           16,577,629            17,002,232             15,164,958
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $       18,238,987    $       16,577,629    $        17,002,232
                                                                ==================    ==================    ===================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                       MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          147,620    $           96,408    $          216,337
   Net realized gains (losses)..............................               18,322               305,177                42,354
   Change in unrealized gains (losses) on investments.......               78,947                15,871               226,024
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              244,889               417,456               484,715
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              612,636               663,847               792,418
   Net transfers (including fixed account)..................              635,640             (686,820)               311,665
   Policy charges...........................................            (478,741)             (516,680)             (618,364)
   Transfers for policy benefits and terminations...........            (732,640)           (1,219,960)             (806,148)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               36,895           (1,759,613)             (320,429)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              281,784           (1,342,157)               164,286
NET ASSETS:
   Beginning of year........................................            7,771,931             9,114,088             8,949,802
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $        8,053,715    $        7,771,931    $        9,114,088
                                                               ==================    ==================    ==================

                                                                                     MSF ZENITH EQUITY
                                                                                        SUB-ACCOUNT
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        1,322,837    $        1,982,601    $        4,243,666
   Net realized gains (losses)..............................          (3,460,429)           (5,850,866)          (11,706,089)
   Change in unrealized gains (losses) on investments.......           53,888,405          (12,315,797)            62,607,149
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           51,750,813          (16,184,062)            55,144,726
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           26,170,486            29,312,683            33,217,070
   Net transfers (including fixed account)..................          (8,555,158)           (7,529,678)           (7,825,997)
   Policy charges...........................................         (18,324,207)          (19,031,925)          (20,803,190)
   Transfers for policy benefits and terminations...........         (38,088,746)          (44,902,603)          (47,346,471)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................         (38,797,625)          (42,151,523)          (42,758,588)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................           12,953,188          (58,335,585)            12,386,138
NET ASSETS:
   Beginning of year........................................          397,688,579           456,024,164           443,638,026
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      410,641,767    $      397,688,579    $      456,024,164
                                                               ==================    ==================    ==================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF SUB-ACCOUNTS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2012:

American Funds Bond Sub-Account                          MIST SSgA Growth and Income ETF Sub-Account
American Funds Global Small Capitalization               MIST SSgA Growth ETF Sub-Account
   Sub-Account                                           MIST T. Rowe Price Mid Cap Growth Sub-Account
American Funds Growth Sub-Account                        MSF Baillie Gifford International Stock Sub-Account
American Funds Growth-Income Sub-Account                 MSF Barclays Capital Aggregate Bond Index
Fidelity VIP Equity-Income Sub-Account                     Sub-Account
MIST BlackRock Large Cap Core Sub-Account                MSF BlackRock Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account              MSF BlackRock Bond Income Sub-Account
MIST Harris Oakmark International Sub-Account            MSF BlackRock Diversified Sub-Account
MIST Invesco Small Cap Growth Sub-Account                MSF BlackRock Large Cap Value Sub-Account
MIST Janus Forty Sub-Account                             MSF BlackRock Legacy Large Cap Growth
MIST Legg Mason ClearBridge Aggressive Growth              Sub-Account
   Sub-Account                                           MSF BlackRock Money Market Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account              MSF Davis Venture Value Sub-Account
MIST Lord Abbett Mid Cap Value Sub-Account (a)           MSF FI Value Leaders Sub-Account
MIST MetLife Aggressive Strategy Sub-Account             MSF Jennison Growth Sub-Account
MIST MFS Research International Sub-Account              MSF Loomis Sayles Small Cap Core Sub-Account
MIST MLA Mid Cap Sub-Account                             MSF Loomis Sayles Small Cap Growth Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account           MSF Met/Artisan Mid Cap Value Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account          MSF MetLife Conservative Allocation Sub-Account
MIST PIMCO Total Return Sub-Account                      MSF MetLife Conservative to Moderate Allocation
MIST RCM Technology Sub-Account                            Sub-Account

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF SUB-ACCOUNTS -- (CONCLUDED)


MSF MetLife Mid Cap Stock Index Sub-Account             MSF Oppenheimer Global Equity Sub-Account
MSF MetLife Moderate Allocation Sub-Account             MSF Russell 2000 Index Sub-Account
MSF MetLife Moderate to Aggressive Allocation           MSF T. Rowe Price Large Cap Growth Sub-Account
   Sub-Account                                          MSF T. Rowe Price Small Cap Growth Sub-Account
MSF MetLife Stock Index Sub-Account                     MSF Western Asset Management Strategic Bond
MSF MFS Total Return Sub-Account                          Opportunities Sub-Account
MSF MFS Value Sub-Account                               MSF Western Asset Management U.S. Government
MSF MSCI EAFE Index Sub-Account                           Sub-Account
MSF Neuberger Berman Genesis Sub-Account                MSF Zenith Equity Sub-Account

(a) This Sub-Account began operations during the year ended December 31, 2012.


3. PORTFOLIO CHANGES


The following Sub-Accounts ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Sub-Account
MSF Lord Abbett Mid Cap Value Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                                New Name

(MIST) Lazard Mid Cap Portfolio                            (MIST) MLA Mid Cap Portfolio
(MSF) Artio International Stock Portfolio                  (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                  (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio             (MSF) Lord Abbett Mid Cap Value Portfolio

MERGERS:

Former Portfolio                                            New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio           (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                   (MIST) Lord Abbett Mid Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONCLUDED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as policy owner cash value.


NET TRANSFERS
Funds transferred by the policy owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.

Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.


5. EXPENSES AND RELATED PARTY TRANSACTIONS


Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the fund or portfolio including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the fund or portfolio.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   The table below represents the range of effective annual rates for the charge for the year ended December 31, 2012:

     ---------------------------------------------------------------------------------------------------------------
     Mortality and Expense Risk                                                                       0.00% - 0.90%
     ---------------------------------------------------------------------------------------------------------------

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts for the years ended December 31, 2012, 2011 and 2010.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS


                                       AS OF DECEMBER 31,
                                    -------------------------

                                      SHARES       COST ($)
                                    -----------  ------------
                                       2012          2012
                                    -----------  ------------
     American Funds Bond
        Sub-Account...............      948,057    10,202,314
     American Funds Global
        Small Capitalization
        Sub-Account...............    2,602,911    52,283,487
     American Funds Growth
        Sub-Account...............    2,587,977   132,779,160
     American Funds Growth-
        Income Sub-Account........    2,617,463    91,506,029
     Fidelity VIP Equity-Income
        Sub-Account...............    4,782,391   105,210,721
     MIST BlackRock Large Cap
        Core Sub-Account..........      306,883     2,740,789
     MIST Clarion Global
        Real Estate Sub-Account...    1,772,494    22,984,768
     MIST Harris Oakmark
        International Sub-Account.    3,103,776    44,774,225
     MIST Invesco Small Cap
        Growth Sub-Account........      215,522     2,790,977
     MIST Janus Forty
        Sub-Account...............      170,254    11,748,550
     MIST Legg Mason
        ClearBridge Aggressive
        Growth Sub-Account........    1,427,823    11,485,818
     MIST Lord Abbett Bond
        Debenture Sub-Account.....    2,739,693    33,207,877
     MIST Lord Abbett Mid Cap
        Value Sub-Account.........    1,595,989    27,107,834
     MIST MetLife Aggressive
        Strategy Sub-Account......      748,726     7,696,885
     MIST MFS Research
        International Sub-Account.    8,979,400   108,199,966
     MIST MLA Mid Cap
        Sub-Account...............      471,986     5,643,211
     MIST Morgan Stanley
        Mid Cap Growth
        Sub-Account...............    1,536,411    16,023,874
     MIST PIMCO Inflation
        Protected Bond
        Sub-Account...............    1,529,101    17,231,421
     MIST PIMCO Total Return
        Sub-Account...............   10,977,851   131,447,739
     MIST RCM Technology
        Sub-Account...............    1,680,635     7,455,946
     MIST SSgA Growth and
        Income ETF Sub-Account....      761,062     8,397,137
     MIST SSgA Growth ETF
        Sub-Account...............      446,058     4,756,335
     MIST T. Rowe Price Mid Cap
        Growth Sub-Account........    2,677,335    22,659,344
     MSF Baillie Gifford
        International Stock
        Sub-Account...............    2,494,279    26,052,697

                                                           FOR THE YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                                   COST OF                               PROCEEDS
                                                PURCHASES ($)                         FROM SALES ($)
                                    ---------------------------------------- ----------------------------------------
                                      2012        2011          2010         2012          2011          2010
                                   ------------- ------------ -------------- ---------- -------------  --------------
     American Funds Bond
        Sub-Account...............   1,542,726     1,124,427    3,687,573     2,097,001  2,952,818      21,703,878
     American Funds Global
        Small Capitalization
        Sub-Account...............   1,464,511     2,494,374    4,288,462     6,526,417  7,722,750       8,791,885
     American Funds Growth
        Sub-Account...............   3,438,118     2,972,022    2,649,242    16,995,596 20,763,890       7,785,068
     American Funds Growth-
        Income Sub-Account........   3,029,835     3,261,996    3,033,014     9,166,383  9,989,919       2,636,481
     Fidelity VIP Equity-Income
        Sub-Account...............   9,783,516     3,621,875    2,937,148    10,081,987  9,718,306      11,266,922
     MIST BlackRock Large Cap
        Core Sub-Account..........     557,073     1,281,678      645,383       848,126  1,039,225         483,575
     MIST Clarion Global
        Real Estate Sub-Account...   1,610,351     2,228,813    2,758,788     2,078,838  1,929,158       2,426,484
     MIST Harris Oakmark
        International Sub-Account.   2,912,588     2,829,279    4,296,616     5,509,193  5,113,421       4,978,506
     MIST Invesco Small Cap
        Growth Sub-Account........     516,508       314,924      180,845       652,783    531,683         729,490
     MIST Janus Forty
        Sub-Account...............   1,225,084     1,125,793    3,118,613     1,760,888  3,274,489       2,728,184
     MIST Legg Mason
        ClearBridge Aggressive
        Growth Sub-Account........   1,313,112    11,004,466    1,368,206     2,064,129  1,910,553         999,463
     MIST Lord Abbett Bond
        Debenture Sub-Account.....   3,960,854     4,062,494    3,652,072     4,094,639  4,184,370       4,438,525
     MIST Lord Abbett Mid Cap
        Value Sub-Account.........  29,146,067(a)         --           --     1,970,753(a)      --              --
     MIST MetLife Aggressive
        Strategy Sub-Account......   1,100,275     8,620,463(b)        --     1,065,413    835,153(b)           --
     MIST MFS Research
        International Sub-Account.   3,075,394     3,620,030    3,914,724    10,048,418 11,801,704      16,165,075
     MIST MLA Mid Cap
        Sub-Account...............     569,426     1,030,955      654,028     1,159,875  1,282,749       1,481,445
     MIST Morgan Stanley
        Mid Cap Growth
        Sub-Account...............     699,682     3,026,554   18,812,047(c)  3,075,979  2,774,995       1,418,553(c)
     MIST PIMCO Inflation
        Protected Bond
        Sub-Account...............   4,375,438     5,998,558    5,280,481     2,805,476  3,734,557       3,178,729
     MIST PIMCO Total Return
        Sub-Account...............  11,334,268    16,212,494   68,440,915    12,452,372 12,146,718      17,160,194
     MIST RCM Technology
        Sub-Account...............   1,913,505     1,709,810    1,180,573     2,846,157  1,723,879       1,378,350
     MIST SSgA Growth and
        Income ETF Sub-Account....   3,656,418     4,065,789    3,209,953     2,854,624  1,967,380         395,271
     MIST SSgA Growth ETF
        Sub-Account...............   1,993,587     1,782,419      852,508       523,996  1,118,259         410,417
     MIST T. Rowe Price Mid Cap
        Growth Sub-Account........   4,732,444     2,525,688    1,479,752     3,223,110  3,882,593       4,243,836
     MSF Baillie Gifford
        International Stock
        Sub-Account...............     764,705     1,208,410      984,558     2,401,095  3,140,460       3,787,078

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                       AS OF DECEMBER 31,
                                    --------------------------

                                      SHARES        COST ($)
                                    -----------   ------------
                                       2012           2012
                                    -----------   ------------
     MSF Barclays Capital
        Aggregate Bond Index
        Sub-Account................  12,920,398    142,795,790
     MSF BlackRock Aggressive
        Growth Sub-Account.........     105,626      2,619,846
     MSF BlackRock Bond Income
        Sub-Account................     801,434     86,649,993
     MSF BlackRock Diversified
        Sub-Account................     234,333      3,698,066
     MSF BlackRock Large Cap
        Value Sub-Account..........   1,043,514     11,235,306
     MSF BlackRock Legacy
        Large Cap Growth
        Sub-Account................   5,102,109    102,548,084
     MSF BlackRock Money
        Market Sub-Account.........     567,507     56,750,715
     MSF Davis Venture Value
        Sub-Account................   6,652,799    171,159,540
     MSF FI Value Leaders
        Sub-Account................     290,658     47,544,507
     MSF Jennison Growth
        Sub-Account................     734,771      8,393,987
     MSF Loomis Sayles Small Cap
        Core Sub-Account...........     489,347     96,454,476
     MSF Loomis Sayles Small Cap
        Growth Sub-Account.........     564,246      5,348,599
     MSF Met/Artisan Mid Cap
        Value Sub-Account..........     485,243     98,475,356
     MSF MetLife Conservative
        Allocation Sub-Account.....     724,981      8,084,568
     MSF MetLife Conservative to
        Moderate Allocation
        Sub-Account................   1,086,267     11,826,866
     MSF MetLife Mid Cap Stock
        Index Sub-Account..........   1,252,290     16,198,329
     MSF MetLife Moderate
        Allocation Sub-Account.....   3,798,485     40,460,480
     MSF MetLife Moderate to
        Aggressive Allocation
        Sub-Account................   4,332,008     46,228,643
     MSF MetLife Stock Index
        Sub-Account................   4,203,022    124,622,073
     MSF MFS Total Return
        Sub-Account................     603,856     80,681,866
     MSF MFS Value
        Sub-Account................   1,083,047     13,126,774
     MSF MSCI EAFE Index
        Sub-Account................     992,382     12,185,407
     MSF Neuberger Berman
        Genesis Sub-Account........   2,815,638     42,962,937
     MSF Oppenheimer Global
        Equity Sub-Account.........     474,074      6,778,914
     MSF Russell 2000 Index
        Sub-Account................   1,271,411     16,315,873

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------
                                                   COST OF                                 PROCEEDS
                                                PURCHASES ($)                           FROM SALES ($)
                                    --------------------------------------  ---------------------------------------
                                      2012          2011          2010        2012          2011           2010
                                    ---------   -----------   ------------ -----------   -----------   ------------
     MSF Barclays Capital
        Aggregate Bond Index
        Sub-Account................  8,552,961    6,491,933    116,615,719   5,380,425     6,656,968      4,816,914
     MSF BlackRock Aggressive
        Growth Sub-Account.........    536,401      584,757        684,344     862,713       602,816        874,858
     MSF BlackRock Bond Income
        Sub-Account................  4,976,184    4,875,105      6,652,759  12,348,434    11,445,202     11,700,437
     MSF BlackRock Diversified
        Sub-Account................    763,546    1,058,892        705,657     335,398       779,960        671,180
     MSF BlackRock Large Cap
        Value Sub-Account..........  2,475,432    1,537,179      1,117,542   1,758,883     2,372,449      1,325,724
     MSF BlackRock Legacy
        Large Cap Growth
        Sub-Account................    769,835    1,223,972        989,851  15,319,581    16,921,721     17,039,293
     MSF BlackRock Money
        Market Sub-Account......... 15,067,967   26,177,499     26,465,549  25,297,136    34,088,464    209,115,793
     MSF Davis Venture Value
        Sub-Account................  2,398,403    3,592,042      3,224,618  23,946,445    25,775,405     28,882,461
     MSF FI Value Leaders
        Sub-Account................    845,244      967,725      1,247,830   4,973,491     4,386,698      4,485,384
     MSF Jennison Growth
        Sub-Account................  3,611,205    1,046,841        580,191   1,043,330       797,027        894,097
     MSF Loomis Sayles Small Cap
        Core Sub-Account...........  3,421,906      848,985      1,073,073  14,756,956    15,060,800     14,548,915
     MSF Loomis Sayles Small Cap
        Growth Sub-Account.........    860,867    2,214,470        749,508   1,657,331     1,935,693      1,298,461
     MSF Met/Artisan Mid Cap
        Value Sub-Account..........  1,714,584    1,708,403      1,675,125  10,265,688    10,565,468     10,096,981
     MSF MetLife Conservative
        Allocation Sub-Account.....  2,366,101    3,042,980      4,414,477   1,810,055     2,729,490      1,306,981
     MSF MetLife Conservative to
        Moderate Allocation
        Sub-Account................  3,725,851    2,869,669      4,202,485   2,950,087     1,191,424      1,795,808
     MSF MetLife Mid Cap Stock
        Index Sub-Account..........  1,988,850    2,779,144      1,346,568   4,030,636     2,824,410      2,458,871
     MSF MetLife Moderate
        Allocation Sub-Account.....  5,214,928    8,070,347      8,719,218   5,305,738     7,065,615      4,206,205
     MSF MetLife Moderate to
        Aggressive Allocation
        Sub-Account................  3,883,012    3,897,208      6,230,079   5,341,456     7,258,085      9,732,951
     MSF MetLife Stock Index
        Sub-Account................  5,024,176    4,425,803      3,927,705  16,753,850    12,320,163     14,895,109
     MSF MFS Total Return
        Sub-Account................  4,241,023    3,650,744      3,923,347  10,039,708    11,456,332     12,642,639
     MSF MFS Value
        Sub-Account................  1,817,635    2,156,621      1,669,881   1,773,192     1,799,646      1,565,958
     MSF MSCI EAFE Index
        Sub-Account................  1,033,409    1,286,595      1,208,514   2,632,474     2,176,022      3,047,707
     MSF Neuberger Berman
        Genesis Sub-Account........    870,127    1,184,935        904,948   3,431,627     3,892,261      4,265,527
     MSF Oppenheimer Global
        Equity Sub-Account.........    706,312    1,349,590      2,329,303   1,079,972     1,889,772      2,056,440
     MSF Russell 2000 Index
        Sub-Account................  1,306,068    1,477,884      1,338,081   4,003,358     3,255,048      3,878,461

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                      AS OF DECEMBER 31,
                                   --------------------------

                                      SHARES       COST ($)
                                   -----------   ------------
                                       2012          2012
                                   -----------   ------------
     MSF T. Rowe Price Large Cap
        Growth Sub-Account........     605,589      8,682,178
     MSF T. Rowe Price Small Cap
        Growth Sub-Account........     481,234      7,560,457
     MSF Western Asset
        Management Strategic Bond
        Opportunities
        Sub-Account...............   1,307,011     16,107,726
     MSF Western Asset
        Management
        U.S. Government
        Sub-Account...............     653,635      7,875,495
     MSF Zenith Equity
        Sub-Account...............   1,192,627    429,125,203

                                                           FOR THE YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------------
                                                  COST OF                                PROCEEDS
                                               PURCHASES ($)                          FROM SALES ($)
                                   --------------------------------------  ---------------------------------------
                                     2012          2011          2010        2012          2011          2010
                                   ----------    ---------     ---------- -----------   -----------    -----------
     MSF T. Rowe Price Large Cap
        Growth Sub-Account........  1,490,924    2,271,383      1,299,832   1,603,531     1,615,244        855,590
     MSF T. Rowe Price Small Cap
        Growth Sub-Account........  2,843,430    3,491,487      1,395,820   2,361,982     1,936,344        882,293
     MSF Western Asset
        Management Strategic Bond
        Opportunities
        Sub-Account...............  2,337,825    2,658,400      3,953,868   1,957,311     3,238,716      3,049,430
     MSF Western Asset
        Management
        U.S. Government
        Sub-Account...............  1,308,275    1,060,613      1,551,625   1,119,640     2,435,599      1,623,603
     MSF Zenith Equity
        Sub-Account...............  4,517,040    5,104,490      8,109,060  41,523,977    45,213,086     46,628,124

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period May 3, 2010 to December 31, 2010.

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of expense ratios and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying fund or portfolio, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2012. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  American Funds Bond Sub-Account                          2012         10,577,274
                                                           2011         10,837,107
                                                           2010         12,310,904
                                                           2009         11,500,823
                                                           2008          9,026,087

  American Funds Global Small Capitalization               2012         51,686,408
     Sub-Account                                           2011         48,898,141
                                                           2010         66,963,488
                                                           2009         60,520,918
                                                           2008         40,586,683

  American Funds Growth Sub-Account                        2012        156,396,428
                                                           2011        145,777,657
                                                           2010        170,692,510
                                                           2009        162,060,936
                                                           2008        127,756,199


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        ------------------
  American Funds Bond Sub-Account                          2012          2.46               0.00 - 0.90                 4.42 - 5.37
                                                           2011          2.87               0.00 - 0.90                 5.16 - 6.10
                                                           2010          2.96               0.00 - 0.90                 5.49 - 6.44
                                                           2009          3.32               0.20 - 0.90               11.60 - 12.61
                                                           2008          5.63               0.20 - 0.90            (10.16) - (9.35)

  American Funds Global Small Capitalization               2012          1.34               0.00 - 0.90               17.11 - 18.18
     Sub-Account                                           2011          1.34               0.00 - 0.90           (19.87) - (19.14)
                                                           2010          1.72               0.00 - 0.90               21.32 - 22.41
                                                           2009          0.28               0.20 - 0.90               59.85 - 61.30
                                                           2008            --               0.20 - 0.90           (53.94) - (53.52)

  American Funds Growth Sub-Account                        2012          0.78               0.00 - 0.90               16.83 - 17.89
                                                           2011          0.60               0.00 - 0.90             (5.13) - (4.28)
                                                           2010          0.71               0.00 - 0.90               17.62 - 18.68
                                                           2009          0.66               0.20 - 0.90               38.16 - 39.41
                                                           2008          0.80               0.20 - 0.90           (44.47) - (43.97)

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  American Funds Growth-Income Sub-Account                 2012        100,046,623
                                                           2011         92,079,552
                                                           2010        102,044,715
                                                           2009         97,408,026
                                                           2008         80,153,968

  Fidelity VIP Equity-Income Sub-Account                   2012         95,091,446
                                                           2011         89,477,712
                                                           2010         96,954,000
                                                           2009         93,824,853
                                                           2008         81,257,307

  MIST BlackRock Large Cap Core Sub-Account                2012          2,982,835
                                                           2011          2,923,852
                                                           2010          2,737,804
                                                           2009          2,299,746
                                                           2008          1,487,494

  MIST Clarion Global Real Estate Sub-Account              2012         20,355,967
                                                           2011         16,941,011
                                                           2010         18,361,981
                                                           2009         16,832,855
                                                           2008         13,417,373

  MIST Harris Oakmark International Sub-Account            2012         46,714,029
                                                           2011         39,102,144
                                                           2010         47,817,814
                                                           2009         42,527,479
                                                           2008         28,218,091

  MIST Invesco Small Cap Growth Sub-Account                2012          3,367,837
                                                           2011          3,166,697
                                                           2010          3,399,620
                                                           2009          3,190,548
                                                           2008          2,922,431

  MIST Janus Forty Sub-Account                             2012         13,252,122
                                                           2011         11,298,216
                                                           2010         14,590,838
                                                           2009         13,203,931
                                                           2008          7,847,106

  MIST Legg Mason ClearBridge Aggressive Growth            2012         13,230,940
     Sub-Account                                           2011         11,795,463
                                                           2010          3,231,499
                                                           2009          2,285,854
                                                           2008          1,714,905

  MIST Lord Abbett Bond Debenture Sub-Account              2012         36,739,250
                                                           2011         35,005,944
                                                           2010         35,707,431
                                                           2009         34,404,418
                                                           2008         29,153,548


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        ------------------
  American Funds Growth-Income Sub-Account                 2012          1.61               0.00 - 0.90               16.42 - 17.48
                                                           2011          1.52               0.00 - 0.90             (2.71) - (1.83)
                                                           2010          1.48               0.00 - 0.90               10.43 - 11.43
                                                           2009          1.61               0.20 - 0.90               30.07 - 31.24
                                                           2008          1.72               0.20 - 0.90           (38.41) - (37.85)

  Fidelity VIP Equity-Income Sub-Account                   2012          3.08               0.00 - 0.90               16.25 - 17.31
                                                           2011          2.47               0.00 - 0.90                 0.07 - 0.97
                                                           2010          1.81               0.00 - 0.90               14.12 - 15.15
                                                           2009          2.28               0.20 - 0.90               29.04 - 30.21
                                                           2008          2.39               0.20 - 0.90           (43.17) - (42.65)

  MIST BlackRock Large Cap Core Sub-Account                2012          1.22               0.00 - 0.90               12.66 - 13.68
                                                           2011          1.02               0.00 - 0.90               (0.36) - 0.54
                                                           2010          1.29               0.00 - 0.90               11.97 - 12.73
                                                           2009          1.41               0.20 - 0.90               18.36 - 19.43
                                                           2008          0.69               0.20 - 0.90           (37.68) - (37.12)

  MIST Clarion Global Real Estate Sub-Account              2012          2.28               0.00 - 0.90               25.16 - 26.30
                                                           2011          4.09               0.00 - 0.90             (6.12) - (5.28)
                                                           2010          8.25               0.00 - 0.90               15.24 - 16.28
                                                           2009          3.52               0.20 - 0.90               33.91 - 35.12
                                                           2008          2.05               0.20 - 0.90           (42.08) - (41.56)

  MIST Harris Oakmark International Sub-Account            2012          1.83               0.00 - 0.90               28.31 - 29.47
                                                           2011          0.03               0.00 - 0.90           (14.75) - (13.98)
                                                           2010          2.07               0.00 - 0.90               15.63 - 16.67
                                                           2009          7.97               0.20 - 0.90               54.07 - 55.46
                                                           2008          2.01               0.20 - 0.90           (41.25) - (40.72)

  MIST Invesco Small Cap Growth Sub-Account                2012            --               0.00 - 0.90               17.44 - 18.51
                                                           2011            --               0.00 - 0.90             (1.73) - (0.85)
                                                           2010            --               0.00 - 0.90               25.34 - 26.47
                                                           2009            --               0.20 - 0.90               33.01 - 34.21
                                                           2008            --               0.20 - 0.90           (39.15) - (38.60)

  MIST Janus Forty Sub-Account                             2012          0.44               0.00 - 0.90               21.73 - 22.83
                                                           2011          1.82               0.00 - 0.90             (8.15) - (7.32)
                                                           2010          1.78               0.00 - 0.90                9.68 - 18.72
                                                           2009            --               0.20 - 0.90               41.93 - 43.21
                                                           2008          5.09               0.20 - 0.90           (42.38) - (41.85)

  MIST Legg Mason ClearBridge Aggressive Growth            2012          0.21               0.00 - 0.90               17.74 - 18.81
     Sub-Account                                           2011          0.04               0.00 - 0.90               (2.07) - 3.55
                                                           2010          0.07               0.00 - 0.90               22.94 - 24.05
                                                           2009          0.12               0.20 - 0.90               32.26 - 33.45
                                                           2008          0.01               0.20 - 0.90           (39.50) - (38.95)

  MIST Lord Abbett Bond Debenture Sub-Account              2012          7.33               0.00 - 0.90               12.17 - 13.19
                                                           2011          6.05               0.00 - 0.90                 3.89 - 4.83
                                                           2010          6.44               0.00 - 0.90               12.16 - 13.18
                                                           2009          7.73               0.20 - 0.90               35.89 - 37.12
                                                           2008          4.37               0.20 - 0.90           (19.13) - (18.40)

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  MIST Lord Abbett Mid Cap Value Sub-Account               2012         28,006,897
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy Sub-Account             2012          7,821,873
     (Commenced 5/2/2011)                                  2011          6,641,228

  MIST MFS Research International Sub-Account              2012         92,587,582
                                                           2011         87,514,498
                                                           2010        108,046,291
                                                           2009        110,984,361
                                                           2008         96,425,083

  MIST MLA Mid Cap Sub-Account                             2012          5,306,247
                                                           2011          5,609,171
                                                           2010          6,284,997
                                                           2009          5,903,359
                                                           2008          4,876,754

  MIST Morgan Stanley Mid Cap Growth                       2012         18,140,444
     Sub-Account (Commenced 5/3/2010)                      2011         18,752,462
                                                           2010         20,615,489

  MIST PIMCO Inflation Protected Bond                      2012         18,053,754
     Sub-Account                                           2011         16,523,011
                                                           2010         13,627,491
                                                           2009         11,179,291
                                                           2008          7,360,241

  MIST PIMCO Total Return Sub-Account                      2012        141,128,863
                                                           2011        134,179,544
                                                           2010        133,478,171
                                                           2009         78,686,535
                                                           2008         64,622,519

  MIST RCM Technology Sub-Account                          2012          7,447,322
                                                           2011          8,375,764
                                                           2010          9,303,506
                                                           2009          7,423,249
                                                           2008          4,085,556

  MIST SSgA Growth and Income ETF                          2012          9,208,815
     Sub-Account                                           2011          7,738,224
                                                           2010          5,842,153
                                                           2009          2,510,432
                                                           2008            463,003

  MIST SSgA Growth ETF Sub-Account                         2012          5,190,437
                                                           2011          3,366,771
                                                           2010          2,882,488
                                                           2009          2,135,805
                                                           2008            536,030


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        -----------------
  MIST Lord Abbett Mid Cap Value Sub-Account               2012            --              0.00 - 0.90                 2.78 - 3.41
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy Sub-Account             2012          0.84              0.00 - 0.90               15.99 - 17.05
     (Commenced 5/2/2011)                                  2011            --              0.00 - 0.90             (6.62) - (5.77)

  MIST MFS Research International Sub-Account              2012          2.16              0.00 - 0.90               15.92 - 16.97
                                                           2011          2.10              0.00 - 0.90           (11.24) - (10.44)
                                                           2010          1.92              0.00 - 0.90               10.65 - 11.65
                                                           2009          3.46              0.20 - 0.90               30.75 - 31.93
                                                           2008          0.46              0.20 - 0.90           (41.77) - (42.25)

  MIST MLA Mid Cap Sub-Account                             2012          0.67              0.00 - 0.90                 4.64 - 5.59
                                                           2011          0.95              0.00 - 0.90             (5.98) - (5.13)
                                                           2010          1.07              0.00 - 0.90               22.15 - 23.25
                                                           2009          1.38              0.20 - 0.90               35.92 - 37.14
                                                           2008          1.27              0.20 - 0.90           (38.71) - (38.15)

  MIST Morgan Stanley Mid Cap Growth                       2012            --              0.00 - 0.90                 8.57 - 9.55
     Sub-Account (Commenced 5/3/2010)                      2011          0.74              0.00 - 0.90             (7.50) - (6.66)
                                                           2010            --              0.00 - 0.90               27.94 - 29.09

  MIST PIMCO Inflation Protected Bond                      2012          3.16              0.00 - 0.90                 8.34 - 9.33
     Sub-Account                                           2011          1.75              0.00 - 0.90               10.49 - 11.48
                                                           2010          2.39              0.00 - 0.90                 6.84 - 8.00
                                                           2009          3.63              0.20 - 0.90               16.69 - 18.37
                                                           2008          3.34              0.20 - 0.90             (7.46) - (6.62)

  MIST PIMCO Total Return Sub-Account                      2012          3.28              0.00 - 0.90                 8.57 - 9.56
                                                           2011          2.81              0.00 - 0.90                 2.50 - 3.42
                                                           2010          4.00              0.00 - 0.90                 7.44 - 8.41
                                                           2009          7.42              0.20 - 0.90               17.33 - 18.39
                                                           2008          3.91              0.20 - 0.90               (0.27) - 0.64

  MIST RCM Technology Sub-Account                          2012            --              0.00 - 0.90               11.42 - 12.43
                                                           2011            --              0.00 - 0.90            (10.61) - (9.79)
                                                           2010            --              0.00 - 0.90               27.12 - 28.27
                                                           2009            --              0.20 - 0.90               57.74 - 59.17
                                                           2008         13.22              0.20 - 0.90           (44.75) - (44.25)

  MIST SSgA Growth and Income ETF                          2012          2.53              0.00 - 0.90               12.09 - 13.11
     Sub-Account                                           2011          1.90              0.00 - 0.90                 0.37 - 1.28
                                                           2010          1.28              0.00 - 0.90               11.60 - 12.61
                                                           2009          1.88              0.20 - 0.90               23.84 - 24.96
                                                           2008          1.80              0.20 - 0.90           (25.54) - (24.87)

  MIST SSgA Growth ETF Sub-Account                         2012          2.03              0.00 - 0.90               14.28 - 15.32
                                                           2011          1.71              0.00 - 0.90             (2.74) - (1.86)
                                                           2010          1.54              0.00 - 0.90               13.35 - 14.37
                                                           2009          1.03              0.20 - 0.90               28.34 - 29.51
                                                           2008          1.85              0.20 - 0.90           (33.44) - (32.84)

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  MIST T. Rowe Price Mid Cap Growth                        2012         25,511,046
     Sub-Account                                           2011         23,992,689
                                                           2010         26,245,833
                                                           2009         23,004,193
                                                           2008         15,783,548

  MSF Baillie Gifford International Stock                  2012         23,120,959
     Sub-Account                                           2011         21,121,414
                                                           2010         28,928,635
                                                           2009         30,251,926
                                                           2008         26,094,744

  MSF Barclays Capital Aggregate Bond Index                2012        149,633,266
     Sub-Account                                           2011        146,207,923
                                                           2010        141,026,063
                                                           2009         28,158,308
                                                           2008         28,481,153

  MSF BlackRock Aggressive Growth Sub-Account              2012          3,048,516
                                                           2011          3,044,453
                                                           2010          3,159,357
                                                           2009          2,945,625
                                                           2008          1,657,805

  MSF BlackRock Bond Income Sub-Account                    2012         92,368,428
                                                           2011         96,006,574
                                                           2010        100,232,236
                                                           2009        101,112,788
                                                           2008        109,299,291

  MSF BlackRock Diversified Sub-Account                    2012          4,101,600
                                                           2011          3,325,776
                                                           2010          3,014,919
                                                           2009          2,749,051
                                                           2008          2,615,227

  MSF BlackRock Large Cap Value Sub-Account                2012         10,195,299
                                                           2011          9,931,694
                                                           2010         10,582,253
                                                           2009         10,012,485
                                                           2008          8,896,096

  MSF BlackRock Legacy Large Cap Growth                    2012        145,159,564
     Sub-Account                                           2011        140,506,559
                                                           2010        170,535,619
                                                           2009        158,130,679
                                                           2008        129,720,981

  MSF BlackRock Money Market Sub-Account                   2012         56,999,928
                                                           2011         66,917,171
                                                           2010         74,836,337
                                                           2009        257,365,593
                                                           2008        274,303,548


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        -----------------
  MIST T. Rowe Price Mid Cap Growth                        2012            --              0.00 - 0.90               12.90 - 13.93
     Sub-Account                                           2011            --              0.00 - 0.90             (2.28) - (1.39)
                                                           2010            --              0.00 - 0.90               26.93 - 28.07
                                                           2009            --              0.20 - 0.90               44.54 - 45.85
                                                           2008          0.07              0.20 - 0.90           (40.17) - (39.62)

  MSF Baillie Gifford International Stock                  2012          1.39              0.00 - 0.90               18.44 - 19.52
     Sub-Account                                           2011          1.80              0.00 - 0.90           (20.59) - (19.86)
                                                           2010          1.58              0.00 - 0.90                 6.25 - 7.21
                                                           2009          0.72              0.20 - 0.90               21.07 - 22.17
                                                           2008          3.17              0.20 - 0.90           (44.63) - (44.13)

  MSF Barclays Capital Aggregate Bond Index                2012          3.66              0.00 - 0.90                 2.97 - 3.90
     Sub-Account                                           2011          3.51              0.00 - 0.90                 6.55 - 7.51
                                                           2010          4.38              0.00 - 0.90                 5.10 - 6.05
                                                           2009          6.22              0.20 - 0.90                 4.22 - 5.17
                                                           2008          4.55              0.20 - 0.90                 5.04 - 5.99

  MSF BlackRock Aggressive Growth Sub-Account              2012            --              0.00 - 0.90                9.98 - 10.97
                                                           2011          0.30              0.00 - 0.90             (3.87) - (3.00)
                                                           2010          0.07              0.00 - 0.90               14.27 - 15.30
                                                           2009          0.19              0.20 - 0.90               48.10 - 49.44
                                                           2008            --              0.20 - 0.90           (46.21) - (45.73)

  MSF BlackRock Bond Income Sub-Account                    2012          2.73              0.00 - 0.90                 6.58 - 7.55
                                                           2011          3.94              0.00 - 0.90                 5.61 - 6.56
                                                           2010          3.95              0.00 - 0.90                 7.37 - 8.34
                                                           2009          7.11              0.20 - 0.90                 8.49 - 9.47
                                                           2008          5.22              0.20 - 0.90             (4.30) - (3.43)

  MSF BlackRock Diversified Sub-Account                    2012          2.12              0.00 - 0.90               11.36 - 12.38
                                                           2011          2.32              0.00 - 0.90                 2.87 - 3.80
                                                           2010          1.89              0.00 - 0.90                 8.67 - 9.65
                                                           2009          5.13              0.20 - 0.90               16.25 - 17.30
                                                           2008          2.79              0.20 - 0.90           (25.47) - (24.79)

  MSF BlackRock Large Cap Value Sub-Account                2012          1.65              0.00 - 0.90               13.25 - 14.28
                                                           2011          1.15              0.00 - 0.90                 1.43 - 2.35
                                                           2010          1.06              0.00 - 0.90                 8.24 - 9.22
                                                           2009          1.57              0.20 - 0.90               10.22 - 11.21
                                                           2008          0.83              0.20 - 0.90           (35.48) - (34.90)

  MSF BlackRock Legacy Large Cap Growth                    2012          0.31              0.00 - 0.90               13.34 - 14.37
     Sub-Account                                           2011          0.19              0.00 - 0.90             (9.76) - (8.95)
                                                           2010          0.23              0.00 - 0.90               16.92 - 19.82
                                                           2009          0.68              0.20 - 0.90               33.35 - 36.79
                                                           2008          0.45              0.20 - 0.90           (37.08) - (36.51)

  MSF BlackRock Money Market Sub-Account                   2012            --              0.00 - 0.90               (0.90) - 0.00
                                                           2011            --              0.00 - 0.90               (0.90) - 0.00
                                                           2010          0.01              0.00 - 0.90               (0.89) - 0.01
                                                           2009          0.43              0.20 - 0.90               (0.48) - 0.42
                                                           2008          2.80              0.20 - 0.90                 1.97 - 2.89

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  MSF Davis Venture Value Sub-Account                      2012        220,919,879
                                                           2011        217,328,164
                                                           2010        251,582,635
                                                           2009        252,306,022
                                                           2008        214,256,548

  MSF FI Value Leaders Sub-Account                         2012         43,729,218
                                                           2011         42,046,168
                                                           2010         48,749,943
                                                           2009         46,359,599
                                                           2008         43,315,187

  MSF Jennison Growth Sub-Account                          2012          8,608,094
                                                           2011          6,375,466
                                                           2010          6,084,336
                                                           2009          5,789,441
                                                           2008          4,512,970

  MSF Loomis Sayles Small Cap Core                         2012        122,502,506
     Sub-Account                                           2011        120,220,363
                                                           2010        133,490,199
                                                           2009        117,227,778
                                                           2008        101,934,163

  MSF Loomis Sayles Small Cap Growth                       2012          6,275,077
     Sub-Account                                           2011          6,353,831
                                                           2010          5,920,466
                                                           2009          5,041,503
                                                           2008          3,508,118

  MSF Met/Artisan Mid Cap Value Sub-Account                2012         96,211,157
                                                           2011         94,958,016
                                                           2010         98,195,102
                                                           2009         94,117,099
                                                           2008         74,291,633

  MSF MetLife Conservative Allocation                      2012          8,643,157
     Sub-Account                                           2011          7,843,187
                                                           2010          7,463,887
                                                           2009          4,027,394
                                                           2008          3,651,569

  MSF MetLife Conservative to Moderate                     2012         13,182,437
     Allocation Sub-Account                                2011         11,434,494
                                                           2010          9,905,313
                                                           2009          6,804,874
                                                           2008          4,379,229

  MSF MetLife Mid Cap Stock Index                          2012         18,075,569
     Sub-Account                                           2011         18,095,523
                                                           2010         19,549,154
                                                           2009         16,707,749
                                                           2008         12,417,112


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        ------------------
  MSF Davis Venture Value Sub-Account                      2012          0.84               0.00 - 0.90               11.85 - 12.86
                                                           2011          1.16               0.00 - 0.90             (4.89) - (4.03)
                                                           2010          1.03               0.00 - 0.90               11.00 - 12.00
                                                           2009          1.60               0.20 - 0.90               30.80 - 31.99
                                                           2008          1.37               0.20 - 0.90           (39.89) - (39.35)

  MSF FI Value Leaders Sub-Account                         2012          1.23               0.00 - 0.90               14.72 - 15.77
                                                           2011          1.12               0.00 - 0.90             (6.99) - (6.15)
                                                           2010          1.61               0.00 - 0.90               13.54 - 14.56
                                                           2009          2.90               0.20 - 0.90               20.75 - 21.85
                                                           2008          1.95               0.20 - 0.90           (38.95) - (38.50)

  MSF Jennison Growth Sub-Account                          2012          0.22               0.00 - 0.90               14.74 - 15.78
                                                           2011          0.27               0.00 - 0.90               (0.38) - 0.51
                                                           2010          0.59               0.00 - 0.90               10.63 - 11.63
                                                           2009          0.18               0.20 - 0.90               38.73 - 39.99
                                                           2008          2.48               0.20 - 0.90           (37.00) - (36.43)

  MSF Loomis Sayles Small Cap Core                         2012            --               0.00 - 0.90               13.52 - 14.55
     Sub-Account                                           2011          0.11               0.00 - 0.90               (0.31) - 0.59
                                                           2010          0.10               0.00 - 0.90               26.38 - 27.53
                                                           2009          0.29               0.20 - 0.90               29.08 - 30.25
                                                           2008            --               0.20 - 0.90           (36.47) - (35.89)

  MSF Loomis Sayles Small Cap Growth                       2012            --               0.00 - 0.90               10.19 - 11.19
     Sub-Account                                           2011            --               0.00 - 0.90                 2.06 - 2.98
                                                           2010            --               0.00 - 0.90               30.53 - 31.71
                                                           2009            --               0.20 - 0.90               28.77 - 29.93
                                                           2008            --               0.20 - 0.90           (41.70) - (41.17)

  MSF Met/Artisan Mid Cap Value Sub-Account                2012          1.00               0.00 - 0.90               10.86 - 11.86
                                                           2011          0.97               0.00 - 0.90                 5.80 - 6.76
                                                           2010          0.76               0.00 - 0.90               14.01 - 15.04
                                                           2009          1.15               0.20 - 0.90               40.30 - 41.56
                                                           2008          0.39               0.20 - 0.90           (46.49) - (46.00)

  MSF MetLife Conservative Allocation                      2012          3.37               0.00 - 0.90                 8.50 - 9.49
     Sub-Account                                           2011          2.78               0.00 - 0.90                 2.55 - 3.48
                                                           2010          3.70               0.00 - 0.90                9.35 - 10.34
                                                           2009          3.48               0.20 - 0.90               19.65 - 20.73
                                                           2008          1.10               0.20 - 0.90           (14.87) - (14.10)

  MSF MetLife Conservative to Moderate                     2012          2.98               0.00 - 0.90               10.73 - 11.74
     Allocation Sub-Account                                2011          2.17               0.00 - 0.90                 0.36 - 1.28
                                                           2010          3.26               0.00 - 0.90               10.78 - 11.78
                                                           2009          2.95               0.20 - 0.90               22.89 - 24.00
                                                           2008          1.19               0.20 - 0.90           (22.13) - (21.42)

  MSF MetLife Mid Cap Stock Index                          2012          1.02               0.00 - 0.90               16.54 - 17.60
     Sub-Account                                           2011          0.93               0.00 - 0.90             (2.77) - (1.89)
                                                           2010          1.00               0.00 - 0.90               25.15 - 26.28
                                                           2009          1.83               0.20 - 0.90               35.77 - 36.99
                                                           2008          1.42               0.20 - 0.90           (36.75) - (36.17)

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  MSF MetLife Moderate Allocation                          2012         45,308,841
     Sub-Account                                           2011         41,147,861
                                                           2010         41,392,977
                                                           2009         33,217,938
                                                           2008         25,987,914

  MSF MetLife Moderate to Aggressive                       2012         51,130,632
     Allocation Sub-Account                                2011         46,537,054
                                                           2010         52,356,073
                                                           2009         49,951,198
                                                           2008         37,391,113

  MSF MetLife Stock Index Sub-Account                      2012        140,556,361
                                                           2011        135,083,898
                                                           2010        143,555,332
                                                           2009        138,028,869
                                                           2008        125,584,560

  MSF MFS Total Return Sub-Account                         2012         84,897,131
                                                           2011         83,804,786
                                                           2010         91,840,770
                                                           2009         94,616,514
                                                           2008         90,118,925

  MSF MFS Value Sub-Account                                2012         14,936,601
                                                           2011         13,183,124
                                                           2010         12,898,085
                                                           2009         11,687,734
                                                           2008          8,439,584

  MSF MSCI EAFE Index Sub-Account                          2012         11,651,880
                                                           2011         11,657,112
                                                           2010         14,469,634
                                                           2009         15,683,392
                                                           2008         13,171,852

  MSF Neuberger Berman Genesis Sub-Account                 2012         37,176,089
                                                           2011         36,333,311
                                                           2010         37,222,521
                                                           2009         34,009,004
                                                           2008         33,591,081

  MSF Oppenheimer Global Equity Sub-Account                2012          7,872,154
                                                           2011          6,911,361
                                                           2010          8,171,114
                                                           2009          6,833,450
                                                           2008          4,452,138

  MSF Russell 2000 Index Sub-Account                       2012         18,498,025
                                                           2011         18,530,117
                                                           2010         21,334,669
                                                           2009         19,323,894
                                                           2008         16,940,477


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        ------------------
  MSF MetLife Moderate Allocation                          2012          2.54               0.00 - 0.90               12.45 - 13.47
     Sub-Account                                           2011          1.73               0.00 - 0.90             (2.02) - (1.14)
                                                           2010          2.75               0.00 - 0.90               12.45 - 13.47
                                                           2009          3.17               0.20 - 0.90               25.71 - 26.84
                                                           2008          1.01               0.20 - 0.90           (29.08) - (28.43)

  MSF MetLife Moderate to Aggressive                       2012          2.14               0.00 - 0.90               14.77 - 15.82
     Allocation Sub-Account                                2011          1.64               0.00 - 0.90             (4.42) - (3.55)
                                                           2010          2.34               0.00 - 0.90               13.86 - 14.89
                                                           2009          2.79               0.20 - 0.90               28.27 - 29.43
                                                           2008          0.83               0.20 - 0.90           (35.55) - (34.96)

  MSF MetLife Stock Index Sub-Account                      2012          1.79               0.00 - 0.90               14.72 - 15.76
                                                           2011          1.68               0.00 - 0.90                 0.93 - 1.84
                                                           2010          1.78               0.00 - 0.90               12.64 - 14.82
                                                           2009          2.79               0.20 - 0.90               26.24 - 28.14
                                                           2008          1.97               0.20 - 0.90           (37.67) - (37.10)

  MSF MFS Total Return Sub-Account                         2012          2.88               0.00 - 0.90               10.58 - 11.58
                                                           2011          2.75               0.00 - 0.90                 1.50 - 2.42
                                                           2010          3.05               0.00 - 0.90                9.09 - 10.08
                                                           2009          4.41               0.20 - 0.90               17.54 - 18.60
                                                           2008          3.64               0.20 - 0.90           (22.85) - (22.15)

  MSF MFS Value Sub-Account                                2012          1.90               0.00 - 0.90               15.60 - 16.65
                                                           2011          1.54               0.00 - 0.90               (0.05) - 0.85
                                                           2010          1.46               0.00 - 0.90               10.43 - 11.42
                                                           2009            --               0.20 - 0.90               19.74 - 20.82
                                                           2008          1.91               0.20 - 0.90           (34.06) - (33.46)

  MSF MSCI EAFE Index Sub-Account                          2012          3.17               0.00 - 0.90               17.26 - 18.33
                                                           2011          2.51               0.00 - 0.90           (13.28) - (12.50)
                                                           2010          2.79               0.00 - 0.90                 7.22 - 8.19
                                                           2009          4.28               0.20 - 0.90               27.52 - 28.67
                                                           2008          2.94               0.20 - 0.90           (42.60) - (42.08)

  MSF Neuberger Berman Genesis Sub-Account                 2012          0.37               0.00 - 0.90                9.04 - 10.03
                                                           2011          0.75               0.00 - 0.90                 4.85 - 5.80
                                                           2010          0.51               0.00 - 0.90               20.49 - 21.58
                                                           2009          1.14               0.20 - 0.90               12.14 - 13.15
                                                           2008          0.55               0.20 - 0.90           (38.96) - (38.40)

  MSF Oppenheimer Global Equity Sub-Account                2012          1.64               0.00 - 0.90               20.42 - 21.52
                                                           2011          2.03               0.00 - 0.90             (9.06) - (8.24)
                                                           2010          1.45               0.00 - 0.90               15.19 - 16.23
                                                           2009          2.42               0.20 - 0.90               39.06 - 40.31
                                                           2008          2.22               0.20 - 0.90           (40.90) - (40.37)

  MSF Russell 2000 Index Sub-Account                       2012          1.20               0.00 - 0.90               15.30 - 16.35
                                                           2011          1.08               0.00 - 0.90             (4.96) - (4.10)
                                                           2010          1.11               0.00 - 0.90               25.78 - 26.92
                                                           2009          2.06               0.20 - 0.90               24.88 - 26.01
                                                           2008          1.27               0.20 - 0.90           (34.10) - (33.50)

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                                         AS OF
                                                                      DECEMBER 31
                                                                   ---------------

                                                                          NET
                                                                      ASSETS ($)
                                                                   ---------------
  MSF T. Rowe Price Large Cap Growth                       2012         10,686,420
     Sub-Account                                           2011          9,103,016
                                                           2010          8,617,337
                                                           2009          6,987,452
                                                           2008          5,244,491

  MSF T. Rowe Price Small Cap Growth                       2012          8,421,322
     Sub-Account                                           2011          7,573,595
                                                           2010          5,965,369
                                                           2009          4,044,605
                                                           2008          2,962,465

  MSF Western Asset Management                             2012         18,238,987
     Strategic Bond Opportunities                          2011         16,577,629
     Sub-Account                                           2010         17,002,232
                                                           2009         15,164,958
                                                           2008         12,005,795

  MSF Western Asset Management U.S. Government             2012          8,053,715
     Sub-Account                                           2011          7,771,931
                                                           2010          9,114,088
                                                           2009          8,949,802
                                                           2008          8,118,034

  MSF Zenith Equity Sub-Account                            2012        410,641,767
                                                           2011        397,688,579
                                                           2010        456,024,164
                                                           2009        443,638,026
                                                           2008        376,112,791


                                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------------
                                                                    INVESTMENT(1)        EXPENSE RATIO(2)          TOTAL RETURN(3)
                                                                       INCOME                LOWEST TO                LOWEST TO
                                                                      RATIO (%)             HIGHEST (%)              HIGHEST (%)
                                                                   --------------       -----------------        ------------------
  MSF T. Rowe Price Large Cap Growth                       2012          0.12               0.00 - 0.90               17.90 - 18.97
     Sub-Account                                           2011          0.08               0.00 - 0.90             (2.00) - (1.11)
                                                           2010          0.26               0.00 - 0.90               16.00 - 17.05
                                                           2009          0.65               0.20 - 0.90               42.15 - 43.44
                                                           2008          0.58               0.20 - 0.90           (42.41) - (41.88)

  MSF T. Rowe Price Small Cap Growth                       2012            --               0.00 - 0.90               15.13 - 16.18
     Sub-Account                                           2011            --               0.00 - 0.90                 0.86 - 1.77
                                                           2010            --               0.00 - 0.90               33.69 - 34.90
                                                           2009          0.34               0.20 - 0.90               37.72 - 38.97
                                                           2008            --               0.20 - 0.90           (36.77) - (36.19)

  MSF Western Asset Management                             2012          3.52               0.00 - 0.90               10.49 - 11.50
     Strategic Bond Opportunities                          2011          4.98               0.00 - 0.90                 5.19 - 6.14
     Sub-Account                                           2010          6.07               0.00 - 0.90               11.72 - 12.73
                                                           2009          6.64               0.20 - 0.90               31.04 - 32.22
                                                           2008          4.12               0.20 - 0.90           (15.78) - (15.01)

  MSF Western Asset Management U.S. Government             2012          2.14               0.00 - 0.90                 2.44 - 3.37
     Sub-Account                                           2011          1.49               0.00 - 0.90                 4.56 - 5.51
                                                           2010          2.70               0.00 - 0.90                 4.78 - 5.81
                                                           2009          4.49               0.20 - 0.90                 3.74 - 4.33
                                                           2008          4.39               0.20 - 0.90             (1.26) - (0.36)

  MSF Zenith Equity Sub-Account                            2012          0.91               0.00 - 0.90               13.02 - 14.05
                                                           2011          1.05               0.00 - 0.90             (4.25) - (3.39)
                                                           2010          1.58               0.00 - 0.90               13.11 - 14.14
                                                           2009          5.79               0.20 - 0.90               29.24 - 30.41
                                                           2008          2.70               0.20 - 0.90           (39.08) - (38.52)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The investment income ratio is calculated for each period indicated or from the effective date through the end of reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Sub-Account invests.

 2 These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the reduction of cash values and expense of the underlying fund or portfolio have been excluded.

 3 The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

                           ZENITH FLEXIBLE LIFE 2001

                           ZENITH FLEXIBLE LIFE 2002

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 29, 2013

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 28, 2008, as supplemented, and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 1095 Avenue of the Americas, New York, New York 10036.






                                     SAI-1

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                   ------
       GENERAL INFORMATION AND HISTORY............................  SAI-3
          The Company.............................................  SAI-3
          The Variable Account....................................  SAI-3
       DISTRIBUTION OF THE POLICIES...............................  SAI-3
       ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.  SAI-4
          Dollar Cost Averaging...................................  SAI-4
          Asset Rebalancing.......................................  SAI-4
          Payment of Proceeds.....................................  SAI-6
          Payment Options.........................................  SAI-6
       ADDITIONAL INFORMATION ABOUT CHARGES.......................  SAI-7
          Group or Sponsored Arrangements.........................  SAI-7
       POTENTIAL CONFLICTS OF INTEREST............................  SAI-7
       LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY...........  SAI-7
       MISSTATEMENT OF AGE OR SEX.................................  SAI-7
       REPORTS....................................................  SAI-8
       PERSONALIZED ILLUSTRATIONS.................................  SAI-8
       PERFORMANCE DATA...........................................  SAI-8
       INVESTMENT ADVICE..........................................  SAI-8
       REGISTRATION STATEMENT..................................... SAI-11
       INDEPENDENT AUDITORS....................................... SAI-12
       FINANCIAL STATEMENTS....................................... SAI-12


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2012, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are no longer offered for sale.

   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its principal business address is located at 1095 Avenue of the Americas, New York, New York 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

                                     SAI-3

   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                              AGGREGATE AMOUNT OF
                       AGGREGATE AMOUNT OF  COMMISSIONS RETAINED BY
                           COMMISSIONS     DISTRIBUTOR AFTER PAYMENTS
          FISCAL YEAR  PAID TO DISTRIBUTOR      TO SELLING FIRMS
          -----------  ------------------- --------------------------
             2012.....     $19,837,026                 $0
             2011.....     $20,411,003                 $0
             2010.....     $24,532,742                 $0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

   We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

   When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will

                                     SAI-4
be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.

DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient cash value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient cash value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

   You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

   There are two methods of rebalancing available--periodic and variance.

   PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

   VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

                                     SAI-5

   If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

   You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

   Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.

PAYMENT OF PROCEEDS

   We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                                     SAI-6

                     ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                     SAI-7

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                               INVESTMENT ADVICE

   The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

                                     SAI-8

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently the Loomis Sayles Small Cap Core Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to Met/Artisan Mid Cap Value Portfolio (formerly the Harris Oakmark Focused Value Portfolio which was formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000 and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company(R), LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS(R) Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap

                                     SAI-9

Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS(R) Research Managers Portfolio merged with and into the MFS(R) Investors Trust Portfolio and the MFS(R) Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

   MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the MSCI EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Baillie Gifford International Stock Portfolio (formerly the Artio International Stock Portfolio which was formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009 and was replaced by Baillie Gifford Overseas Limited on February 1, 2012. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, where Legg Mason Capital Management, Inc. became the sub-adviser to the Portfolios, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.

   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the BlackRock Strategic Value Portfolio. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.

   On or about May 2, 2011, the MetLife Aggressive Allocation Portfolio merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. On January 12, 2012, Lord Abbett & Co. LLC became the

                                    SAI-10
subadviser to the Neuberger Berman Mid Cap Value Portfolio which became known as the Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, the Lord Abbett Mid Cap Value Portfolio merged into the Lord Abbett Mid Cap Value Portfolio of the Met Investors Series Trust.


   As of January 7, 2013, the BlackRock Aggressive Growth Portfolio with BlackRock Advisors, LLC as its sub-adviser, was renamed the Frontier Mid Cap Growth Portfolio and Frontier Capital Management Company, LLC is its sub-adviser. As of April 29, 2013, the following fund name changes became effective: the Barclays Capital Aggregate Bond Index Portfolio was renamed the Barclays Aggregate Bond Index Portfolio and the BlackRock Legacy Large Cap Growth Portfolio was renamed the BlackRock Capital Appreciation Portfolio. Additionally, the sub-adviser MetLife Investment Advisors Company, LLC was renamed MetLife Investment Management, LLC.


   The following is the sub-adviser history of the Met Investors Series Trust:

   The sub-adviser to the T. Rowe Price Mid Cap Growth Portfolio (formerly, the MFS(R) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective
January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, MFS Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.

   On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).

   On or about May 2, 2011, the Legg Mason Value Equity Portfolio merged into the Legg Mason ClearBridge Aggressive Growth Portfolio.


   As of April 29, 2013, the Legg Mason ClearBridge Aggressive Growth Portfolio with ClearBridge Advisors, LLC as its sub-adviser was renamed the ClearBridge Aggressive Growth Portfolio and ClearBridge Investments, LLC is its sub-adviser.

   With regard to both the Met Series Fund and the Met Investors Series Trust, the following fund mergers became effective as of April 29, 2013: the FI Value Leaders Portfolio of the Met Series Fund was merged into the MFS Value Portfolio of the Met Series Fund, the MLA Mid Cap Portfolio (which was formerly the Lazard Mid Cap Portfolio) of the Met Investors Series Trust was merged into the Neuberger Berman Genesis Portfolio of the Met Series Fund, the RCM Technology Portfolio of the Met Investors Series Trust was merged into the T. Rowe Price Large Cap Growth Portfolio of the Met Series Fund and the Zenith Equity Portfolio of the Met Series Fund was merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. Additionally, also effective April 29, 2013, the Oppenheimer Global Equity Portfolio of the Met Series Fund merged into the Met/Templeton Growth Portfolio of the Met Investors Series Trust and the Met/Templeton Growth Portfolio of the Met Investors Series Trust was then renamed Oppenheimer Global Equity Portfolio. The sub-adviser of Oppenheimer Global Equity Portfolio is OppenheimerFunds, Inc.


                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    SAI-11

                             INDEPENDENT AUDITORS

   The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MetLife"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in MetLife's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and MetLife's reorganization of its segments in 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   The financial statements of NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.

                                    SAI-12

New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 19, 2013

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                                                  2012
                                                                                                              -------------
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,404 and $1,321,
   respectively)............................................................................................. $       1,565
  Mortgage loans (net of valuation allowances of $0 and $1, respectively)....................................           103
  Policy loans...............................................................................................           415
  Real estate joint ventures.................................................................................             5
  Other limited partnership interests........................................................................             5
  Short-term investments, at estimated fair value............................................................            72
  Other invested assets......................................................................................            15
                                                                                                              -------------
    Total investments........................................................................................         2,180
Cash and cash equivalents....................................................................................            26
Accrued investment income....................................................................................            28
Premiums, reinsurance and other receivables..................................................................           955
Deferred policy acquisition costs............................................................................           716
Current income tax recoverable...............................................................................             3
Other assets.................................................................................................            45
Separate account assets......................................................................................         8,393
                                                                                                              -------------
    Total assets............................................................................................. $      12,346
                                                                                                              =============

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................................... $         741
Policyholder account balances................................................................................         1,070
Other policy-related balances................................................................................           355
Policyholder dividends payable...............................................................................             3
Deferred income tax liability................................................................................           167
Other liabilities............................................................................................           380
Separate account liabilities.................................................................................         8,393
                                                                                                              -------------
    Total liabilities........................................................................................        11,109
                                                                                                              -------------

Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued and
 outstanding.................................................................................................             3
Additional paid-in capital...................................................................................           458
Retained earnings............................................................................................           720
Accumulated other comprehensive income (loss)................................................................            56
                                                                                                              -------------
    Total stockholder's equity...............................................................................         1,237
                                                                                                              -------------
    Total liabilities and stockholder's equity............................................................... $      12,346
                                                                                                              =============

                                                                                                                  2011
                                                                                                              -------------
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,404 and $1,321,
   respectively)............................................................................................. $       1,454
  Mortgage loans (net of valuation allowances of $0 and $1, respectively)....................................           104
  Policy loans...............................................................................................           410
  Real estate joint ventures.................................................................................            --
  Other limited partnership interests........................................................................             3
  Short-term investments, at estimated fair value............................................................            59
  Other invested assets......................................................................................            14
                                                                                                              -------------
    Total investments........................................................................................         2,044
Cash and cash equivalents....................................................................................            33
Accrued investment income....................................................................................            27
Premiums, reinsurance and other receivables..................................................................           735
Deferred policy acquisition costs............................................................................           825
Current income tax recoverable...............................................................................            16
Other assets.................................................................................................            48
Separate account assets......................................................................................         8,057
                                                                                                              -------------
    Total assets............................................................................................. $      11,785
                                                                                                              =============

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................................... $         684
Policyholder account balances................................................................................         1,094
Other policy-related balances................................................................................           350
Policyholder dividends payable...............................................................................             3
Deferred income tax liability................................................................................           130
Other liabilities............................................................................................           330
Separate account liabilities.................................................................................         8,057
                                                                                                              -------------
    Total liabilities........................................................................................        10,648
                                                                                                              -------------

Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued and
 outstanding.................................................................................................             3
Additional paid-in capital...................................................................................           458
Retained earnings............................................................................................           627
Accumulated other comprehensive income (loss)................................................................            49
                                                                                                              -------------
    Total stockholder's equity...............................................................................         1,137
                                                                                                              -------------
    Total liabilities and stockholder's equity............................................................... $      11,785
                                                                                                              =============

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                       Consolidated Statements of Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                  2012      2011       2010
                                                                --------- --------- ---------

Revenues
Premiums....................................................... $      48 $      50 $      54
Universal life and investment-type product policy fees.........       265       306       310
Net investment income..........................................       104       105        93
Other revenues.................................................       242       149       120
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.        --        --        (4)
 Other net investment gains (losses)...........................         3         1         6
                                                                --------- --------- ---------
   Total net investment gains (losses).........................         3         1         2
 Net derivative gains (losses).................................       178       156        34
                                                                --------- --------- ---------
     Total revenues............................................       840       767       613
                                                                --------- --------- ---------

Expenses
Policyholder benefits and claims...............................       175       138       113
Interest credited to policyholder account balances.............        31        30        30
Policyholder dividends.........................................         6         6         5
Other expenses.................................................       415       436       351
                                                                --------- --------- ---------
     Total expenses............................................       627       610       499
                                                                --------- --------- ---------
Income (loss) before provision for income tax..................       213       157       114
Provision for income tax expense (benefit).....................        74        46        34
                                                                --------- --------- ---------
Net income..................................................... $     139 $     111 $      80
                                                                ========= ========= =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                          2012       2011       2010
                                                                       ---------  ---------  ---------
Net income (loss)..................................................... $     139  $     111  $      80

Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets.........        26         60         43
 Unrealized gains (losses) on derivatives.............................         4         (1)        (1)
 Defined benefit plans adjustment.....................................       (19)       (25)        (3)
                                                                       ---------  ---------  ---------
 Other comprehensive income (loss), before income tax.................        11         34         39
 Income tax (expense) benefit related to items of other comprehensive
   income (loss)......................................................        (4)       (12)       (14)
                                                                       ---------  ---------  ---------
 Other comprehensive income (loss), net of income tax.................         7         22         25
                                                                       ---------  ---------  ---------
Comprehensive income (loss)........................................... $     146  $     133  $     105
                                                                       =========  =========  =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
              For the Year Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                     Accumulated Other
                                                                       Comprehensive
                                                                       Income (Loss)
                                                                  ----------------------
                                                                     Net
                                                                  Unrealized   Defined
                                            Additional            Investment   Benefit        Total
                                    Common   Paid-in    Retained    Gains       Plans     Stockholder's
                                    Stock    Capital    Earnings   (Losses)   Adjustment     Equity
                                    ------- ---------- ---------  ---------- -----------  -------------
Balance at December 31, 2009....... $     3 $     458  $     674  $      18  $       (16)  $     1,137
Cumulative effect of change in
  accounting principle, net of
  income tax (Note 1)..............                          (47)                                  (47)
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at January 1, 2010.........       3       458        627         18          (16)        1,090
Dividend on common stock...........                          (84)                                  (84)
Net income.........................                           80                                    80
Other comprehensive income (loss),
  net of income tax................                                      28           (3)           25
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2010.......       3       458        623         46          (19)        1,111
Dividend on common stock...........                         (107)                                 (107)
Net income.........................                          111                                   111
Other comprehensive income (loss),
  net of income tax................                                      38          (16)           22
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2011.......       3       458        627         84          (35)        1,137
Dividend on common stock...........                          (46)                                  (46)
Net income.........................                          139                                   139
Other comprehensive income (loss),
  net of income tax................                                      20          (13)            7
                                    ------- ---------  ---------  ---------  -----------   -----------
Balance at December 31, 2012....... $     3 $     458  $     720  $     104  $       (48)  $     1,237
                                    ======= =========  =========  =========  ===========   ===========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                                       2012       2011
                                                                                                    ---------  ---------

Cash flows from operating activities
Net income (loss).................................................................................. $     139  $     111
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
  Depreciation and amortization expenses...........................................................         4          4
  Amortization of premiums and accretion of discounts associated with investments, net.............        (5)        (2)
  (Gains) losses on investments and derivatives, net...............................................      (144)      (167)
  (Income) loss from equity method investments, net of dividends or distributions..................        (1)        (1)
  Interest credited to policyholder account balances...............................................        31         30
  Universal life and investment-type product policy fees...........................................      (265)      (306)
  Change in accrued investment income..............................................................        (1)        (1)
  Change in premiums, reinsurance and other receivables............................................      (123)        (8)
  Change in deferred policy acquisition costs, net.................................................       107        192
  Change in income tax.............................................................................        39         16
  Change in other assets...........................................................................       115        120
  Change in insurance-related liabilities and policy-related balances..............................        59          9
  Change in other liabilities......................................................................        41         36
                                                                                                    ---------  ---------
Net cash (used in) provided by operating activities................................................        (4)        33
                                                                                                    ---------  ---------

Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................       379        325
   Mortgage loans..................................................................................         3          4
   Other limited partnership interests.............................................................         1         --
  Purchases of:
   Fixed maturity securities.......................................................................      (454)      (373)
   Mortgage loans..................................................................................        (2)       (32)
   Real estate joint ventures......................................................................        (5)        --
   Other limited partnership interests.............................................................        (2)        (2)
  Cash received in connection with freestanding derivatives........................................        --          1
  Cash paid in connection with freestanding derivatives............................................        --         (5)
  Net change in policy loans.......................................................................        (5)        (6)
  Net change in short-term investments.............................................................       (13)       (21)
  Other, net.......................................................................................        (4)        (4)
                                                                                                    ---------  ---------
Net cash used in investing activities..............................................................      (102)      (113)
                                                                                                    ---------  ---------

Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................       304        299
   Withdrawals.....................................................................................      (159)      (111)
  Dividend on common stock.........................................................................       (46)      (107)
                                                                                                    ---------  ---------
Net cash provided by financing activities..........................................................        99         81
                                                                                                    ---------  ---------
Change in cash and cash equivalents................................................................        (7)         1
Cash and cash equivalents, beginning of year.......................................................        33         32
                                                                                                    ---------  ---------
Cash and cash equivalents, end of year............................................................. $      26  $      33
                                                                                                    =========  =========

Supplemental disclosures of cash flow information:
  Net cash paid for:
   Income tax...................................................................................... $      17  $      15
                                                                                                    =========  =========

                                                                                                       2010
                                                                                                    ----------

Cash flows from operating activities
Net income (loss).................................................................................. $       80
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
  Depreciation and amortization expenses...........................................................          4
  Amortization of premiums and accretion of discounts associated with investments, net.............         (2)
  (Gains) losses on investments and derivatives, net...............................................        (44)
  (Income) loss from equity method investments, net of dividends or distributions..................         --
  Interest credited to policyholder account balances...............................................         30
  Universal life and investment-type product policy fees...........................................       (310)
  Change in accrued investment income..............................................................         (2)
  Change in premiums, reinsurance and other receivables............................................         (3)
  Change in deferred policy acquisition costs, net.................................................        101
  Change in income tax.............................................................................          6
  Change in other assets...........................................................................        123
  Change in insurance-related liabilities and policy-related balances..............................          7
  Change in other liabilities......................................................................         18
                                                                                                    ----------
Net cash (used in) provided by operating activities................................................          8
                                                                                                    ----------

Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................        389
   Mortgage loans..................................................................................          6
   Other limited partnership interests.............................................................         --
  Purchases of:
   Fixed maturity securities.......................................................................       (457)
   Mortgage loans..................................................................................         --
   Real estate joint ventures......................................................................         --
   Other limited partnership interests.............................................................         --
  Cash received in connection with freestanding derivatives........................................          1
  Cash paid in connection with freestanding derivatives............................................         --
  Net change in policy loans.......................................................................         (7)
  Net change in short-term investments.............................................................         22
  Other, net.......................................................................................         (3)
                                                                                                    ----------
Net cash used in investing activities..............................................................        (49)
                                                                                                    ----------

Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................        342
   Withdrawals.....................................................................................       (195)
  Dividend on common stock.........................................................................        (84)
                                                                                                    ----------
Net cash provided by financing activities..........................................................         63
                                                                                                    ----------
Change in cash and cash equivalents................................................................         22
Cash and cash equivalents, beginning of year.......................................................         10
                                                                                                    ----------
Cash and cash equivalents, end of year............................................................. $       32
                                                                                                    ==========

Supplemental disclosures of cash flow information:
  Net cash paid for:
   Income tax...................................................................................... $       26
                                                                                                    ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company provides life insurance and annuities to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

  The accompanying consolidated financial statements include the accounts of NELICO and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

     .   such separate accounts are legally recognized;
     . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
     .   investments are directed by the contractholder; and
     . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

               New England Life Insurance Company and Subsidiary

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of income.

 Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

  Accounting Policy                                                       Note
  ----------------------------------------------------------------------------
  Insurance                                                                  2
  ----------------------------------------------------------------------------
  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles     3
  ----------------------------------------------------------------------------
  Reinsurance                                                                4
  ----------------------------------------------------------------------------
  Investments                                                                5
  ----------------------------------------------------------------------------
  Derivatives                                                                6
  ----------------------------------------------------------------------------
  Fair Value                                                                 7
  ----------------------------------------------------------------------------
  Employee Benefit Plans                                                    10
  ----------------------------------------------------------------------------
  Income Tax                                                                11
  ----------------------------------------------------------------------------
  Litigation Contingencies                                                  12

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns,

               New England Life Insurance Company and Subsidiary inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

               New England Life Insurance Company and Subsidiary

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

..  incremental direct costs of contract acquisition, such as commissions;
.. the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
.. other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

               New England Life Insurance Company and Subsidiary

  DAC is amortized as follows:

Products:                              In proportion to the following over estimated lives
                                       of the contracts:
------------------------------------------------------------------------------------------
..  Non-participating and               Historic actual and expected future gross
   non-dividend-paying traditional     premiums.
   contracts:
..  Term insurance
..  Non-medical health insurance
---------------------------------------
..  Participating, dividend-paying      Actual and expected future gross margins.
   traditional contracts
------------------------------------------------------------------------------------------
..  Fixed and variable universal life
   contracts                           Actual and expected future gross profits.
..  Variable deferred annuity contracts

  See Note 3 for additional information on DAC amortization.

  The recovery of DAC is dependent upon the future profitability of the related business.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount

               New England Life Insurance Company and Subsidiary of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of income. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

  Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity Securities

  The majority of the Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a

               New England Life Insurance Company and Subsidiary separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

  Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

  The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

  For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

 Mortgage Loans

  The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

  Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

 Policy Loans

  Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence

               New England Life Insurance Company and Subsidiary over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

  The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

  In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

 Short-term Investments

  Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

 Other Invested Assets

  Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

 Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

               New England Life Insurance Company and Subsidiary

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

               New England Life Insurance Company and Subsidiary

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

..  the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
..  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and .. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

               New England Life Insurance Company and Subsidiary

  In addition, the Company sponsors a qualified and a non-qualified defined benefit pension plan as well as a postretirement plan. The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

 Income Tax

  The Company together with its parent, MLIC and its subsidiaries join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               New England Life Insurance Company and Subsidiary

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million and $5 million at December 31, 2012 and 2011, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $2 million and $1 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and less than $1 million for the year ended December 31, 2010.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $13 million and $40 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $8 million and $36 million at December 31, 2012 and 2011, respectively. Related amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and $2 million for the year ended December 31, 2010.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

  Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

               New England Life Insurance Company and Subsidiary

  Foreign Currency

  Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                  As Previously Reported     Adjustment          As Adjusted
                                ------------------------ ------------------  -------------------
                                   December 31, 2011      December 31, 2011   December 31, 2011
                                ------------------------ ------------------  -------------------
                                                         (In millions)
Assets
 Deferred policy acquisition
   costs.......................   $               879    $              (54) $               825
Liabilities
 Deferred income tax liability.   $               149    $              (19) $               130
Equity
 Retained earnings.............   $               662    $              (35) $               627
 Total stockholder's equity....   $             1,172    $              (35) $             1,137
 Total equity..................   $            11,839    $              (54) $            11,785

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of income:

                                     As Previously Reported        Adjustment             As Adjusted
                                     ----------------------   -----------------------  ------------------------
                                     Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                     ----------------------   -----------------------  ------------------------
                                       2011          2010        2011         2010       2011         2010
                                      --------      --------   ---------   ---------     --------    --------
                                                           (In millions)
Expenses
 Other expenses..................... $    445      $    360   $      (9)   $      (9)  $    436     $    351
 Income (loss) before provision for
   income tax....................... $    148      $    105   $       9    $       9   $    157     $    114
 Provision for income tax expense
   (benefit)........................ $     43      $     31   $       3    $       3   $     46     $     34
 Net income (loss).................. $    105      $     74   $       6    $       6   $    111     $     80

               New England Life Insurance Company and Subsidiary

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                      As Previously Reported       Adjustment               As Adjusted
                                      ----------------------   -----------------------  ------------------------
                                      Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                      ----------------------   -----------------------  ------------------------
                                         2011         2010       2011         2010         2011        2010
                                      ----------    ---------   --------     --------    ----------   ---------
                                                              (In millions)
Cash flows from operating activities
 Net income (loss)................... $      105    $      74  $      6     $      6    $      111   $      80
 Change in deferred policy
   acquisition costs, net............ $      201    $     111  $     (9)    $    (10)   $      192   $     101
 Change in income tax................ $       13    $       2  $      3     $      4    $       16   $       6

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation

               New England Life Insurance Company and Subsidiary within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

               New England Life Insurance Company and Subsidiary

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
--------------------------------------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from
                             4% to 5% and (ii) the liability for terminal dividends.
--------------------------------------------------------------------------------------------------------------
Non-participating life       Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 9%.
--------------------------------------------------------------------------------------------------------------
Individual and group         Present value of expected future payments. Interest rate assumptions used in traditional fixed annuities  establishing such liabilities range from 4% to 7%.
after annuitization
--------------------------------------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as to future morbidity,
insurance                    withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 5%.
--------------------------------------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2012 and 2011. Participating policies represented 40%, 40% and 39% of gross life insurance premiums for the years ended
December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

Guarantee:                                        Measurement Assumptions:
--------------------------------------------------------------------------------------------------------
GMDBs  A return of purchase payment upon          Present value of expected death benefits in excess
         death even if the account value is         of the projected account balance recognizing the
         reduced to zero.                           excess ratably over the accumulation period based
                                                    on the present value of total expected
                                                    assessments.

       An enhanced death benefit may be           Assumptions are consistent with those used for
         available for an additional fee.           amortizing DAC, and are thus subject to the same
                                                    variability and risk.

                                                  Investment performance and volatility
                                                    assumptions are consistent with the historical
                                                    experience of the appropriate underlying equity
                                                    index, such as the S&P 500 Index.

                                                  Benefit assumptions are based on the average
                                                    benefits payable over a range of scenarios.
--------------------------------------------------------------------------------------------------------
GMIBs  After a specified period of time           Present value of expected income benefits in
         determined at the time of issuance of      excess of the projected account balance at any
         the variable annuity contract, a           future date of annuitization and recognizing the
         minimum accumulation of purchase           excess ratably over the accumulation period based
         payments, even if the account value        on present value of total expected assessments.
         is reduced to zero, that can be
         annuitized to receive a monthly
         income stream that is not less than a
         specified amount.

       Certain contracts also provide for a       Assumptions are consistent with those used for
         guaranteed lump sum return of              estimating GMDBs liabilities.
         purchase premium in lieu of the
         annuitization benefit.

                                                  Calculation incorporates an assumption for the
                                                    percentage of the potential annuitizations that
                                                    may be elected by the contractholder.
--------------------------------------------------------------------------------------------------------
GMWBs  A return of purchase payment via           Expected value of the life contingent payments
         partial withdrawals, even if the           and expected assessments using assumptions
         account value is reduced to zero,          consistent with those used for estimating the
         provided that cumulative                   GMDBs liabilities.
         withdrawals in a contract year do not
         exceed a certain limit.

       Certain contracts include guaranteed
         withdrawals that are life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity contracts was as follows:

                                                      Variable Life
                                 Annuity Contracts      Contracts
                               ---------------------- ------------- ----------
                                                        Secondary
                                  GMDBs      GMIBs     Guarantees      Total
                               ----------  ---------- ------------- ----------
                                                (In millions)
 Direct
 Balance at January 1, 2010... $        7  $       29  $        1   $       37
 Incurred guaranteed benefits.          2           5          --            7
 Paid guaranteed benefits.....         (3)         --          --           (3)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          6          34           1           41
 Incurred guaranteed benefits.          3          10           1           14
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          8          44           2           54
 Incurred guaranteed benefits.         --          56          (1)          55
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        7  $      100  $        1   $      108
                               ==========  ==========  ==========   ==========
 Ceded
 Balance at January 1, 2010... $        6  $       10  $       --   $       16
 Incurred guaranteed benefits.          2           2          --            4
 Paid guaranteed benefits.....         (3)         --          --           (3)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          5          12          --           17
 Incurred guaranteed benefits.          3           3          --            6
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          7          15          --           22
 Incurred guaranteed benefits.         --          19          --           19
 Paid guaranteed benefits.....         (1)         --          --           (1)
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        6  $       34  $       --   $       40
                               ==========  ==========  ==========   ==========
 Net
 Balance at January 1, 2010... $        1  $       19  $        1   $       21
 Incurred guaranteed benefits.         --           3          --            3
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2010.          1          22           1           24
 Incurred guaranteed benefits.         --           7           1            8
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2011.          1          29           2           32
 Incurred guaranteed benefits.         --          37          (1)          36
 Paid guaranteed benefits.....         --          --          --           --
                               ----------  ----------  ----------   ----------
 Balance at December 31, 2012. $        1  $       66  $        1   $       68
                               ==========  ==========  ==========   ==========

               New England Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $   3,534 $   3,395
                      Balanced........     2,562     2,377
                      Bond............       786       794
                      Specialty.......       230       211
                      Money Market....        97       117
                                       --------- ---------
                       Total.......... $   7,209 $   6,894
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

               New England Life Insurance Company and Subsidiary

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                 December 31,
                                         ---------------------------------------------------------
                                                      2012                           2011
                                         --------------------------     --------------------------
                                             In the          At             In the          At
                                         Event of Death Annuitization   Event of Death Annuitization
                                         -------------- -------------   -------------- -------------
                                                                 (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............   $   6,102      $   3,379       $   5,856      $   3,126
Separate account value..................   $   5,714      $   3,238       $   5,457      $   2,988
Net amount at risk......................   $     142      $     308 (2)   $     350      $     163 (2)
Average attained age of contractholders.    64 years       61 years        63 years       60 years

                                                                                 December 31,
                                                                        --------------------------
                                                                             2012          2011
                                                                        -------------- -------------
                                                                             Secondary Guarantees
                                                                        --------------------------
                                                                                (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account)...........................   $   1,966      $   1,919
Net amount at risk.....................................................   $  16,495      $  18,358
Average attained age of policyholders..................................    51 years       51 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $632 million and $785 million at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

               New England Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2012       2011       2010
                                        ---------  ---------  ---------
                                                 (In millions)
       Balance at January 1,........... $      27  $      25  $      24
        Less: Reinsurance recoverables.        21         20         19
                                        ---------  ---------  ---------
       Net balance at January 1,.......         6          5          5
                                        ---------  ---------  ---------
       Incurred related to:
        Current year...................         1          1          1
        Prior years....................        (1)         1         --
                                        ---------  ---------  ---------
          Total incurred...............        --          2          1
                                        ---------  ---------  ---------
       Paid related to:
        Current year...................        --         --         --
        Prior years....................        (1)        (1)        (1)
                                        ---------  ---------  ---------
          Total paid...................        (1)        (1)        (1)
                                        ---------  ---------  ---------
       Net balance at December 31,.....         5          6          5
       Add: Reinsurance recoverables...        19         21         20
                                        ---------  ---------  ---------
       Balance at December 31,......... $      24  $      27  $      25
                                        =========  =========  =========

  During 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million and increased by $1 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, there was no change to claims and claim adjustment expenses associated with prior years.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $8.4 billion and $8.1 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross

               New England Life Insurance Company and Subsidiary premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

               New England Life Insurance Company and Subsidiary

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                Years Ended December 31,
                                                ---------------------
                                                 2012     2011    2010
          -                                     -----    ------  ------
                                                    (In millions)
          DAC
          Balance at January 1,................ $ 825    $1,016  $1,112
          Capitalizations......................    25        33      34
          Amortization related to:
           Net investment gains (losses).......   (55)      (51)    (14)
           Other expenses......................   (77)     (174)   (121)
                                                -----    ------  ------
             Total amortization................  (132)     (225)   (135)
                                                -----    ------  ------
          Unrealized investment gains (losses).    (2)        1       5
                                                -----    ------  ------
          Balance at December 31,.............. $ 716    $  825  $1,016
                                                =====    ======  ======

               New England Life Insurance Company and Subsidiary

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  Information regarding other policy-related intangibles was as follows:

                                               Years Ended December 31,
                                               -----------------------
                                               2012     2011    2010
                                               ----     ----    ----
                                               (In millions)
                   Deferred Sales Inducements
                   Balance at January 1,...... $28      $35     $39
                   Amortization...............  (2)      (7)     (4)
                                               ---      ---     ---
                   Balance at December 31,.... $26      $28     $35
                                               ===      ===     ===

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

               New England Life Insurance Company and Subsidiary

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $137 million and $127 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $181 million of net unaffiliated ceded reinsurance recoverables. Of this total, $133 million, or 73%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $170 million of net unaffiliated ceded reinsurance recoverables. Of this total, $127 million, or 75%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               -----------------------
                                                               2012     2011    2010
-                                                              ----     ----    ----
                                                                 (In millions)
Premiums:
Direct premiums............................................... $ 88     $ 92    $101
Reinsurance ceded.............................................  (40)     (42)    (47)
                                                                ----     ----    ----
 Net premiums................................................. $ 48     $ 50    $ 54
                                                                ====     ====    ====
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $324     $378    $369
Reinsurance ceded.............................................  (59)     (72)    (59)
                                                                ----     ----    ----
 Net universal life and investment-type product policy fees... $265     $306    $310
                                                                ====     ====    ====
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $267     $212    $180
Reinsurance ceded.............................................  (92)     (74)    (67)
                                                                ----     ----    ----
 Net policyholder benefits and claims......................... $175     $138    $113
                                                                ====     ====    ====
Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances..... $ 35     $ 33    $ 32
Reinsurance ceded.............................................   (4)      (3)     (2)
                                                                ----     ----    ----
 Net interest credited to policyholder account balances....... $ 31     $ 30    $ 30
                                                                ====     ====    ====

               New England Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                           December 31,
                                             -----------------------------------------
                                                     2012                 2011
                                             -------------------- --------------------
                                                           Total                Total
                                                          Balance              Balance
                                             Direct Ceded  Sheet  Direct Ceded  Sheet
                                             ------ ----- ------- ------ ----- -------
                                                           (In millions)
Assets:
Premiums, reinsurance and other receivables.  $ 59  $896  $  955   $ 28  $707  $  735
Deferred policy acquisition costs...........   705    11     716    815    10     825
                                              ----  ----  ------   ----  ----  ------
 Total assets...............................  $764  $907  $1,671   $843  $717  $1,560
                                              ====  ====  ======   ====  ====  ======
Liabilities:
Other liabilities...........................  $300  $ 80  $  380   $253  $ 77  $  330
                                              ====  ====  ======   ====  ====  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $168 million and $150 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on reinsurance at both December 31, 2012 and 2011.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                            Years Ended December 31,
                                                            -----------------------
                                                            2012     2011    2010
                                                            ----     ----    ----
                                                              (In millions)
   Premiums:
   Reinsurance ceded....................................... $ (4)    $ (4)   $ (6)
   Universal life and investment-type product policy fees:
   Reinsurance ceded....................................... $(17)    $(17)   $(17)
   Policyholder benefits and claims:
   Reinsurance ceded....................................... $(23)    $(11)   $ (8)
   Interest credited to policyholder account balances:
   Reinsurance ceded....................................... $ (4)    $ (3)   $ (2)

               New England Life Insurance Company and Subsidiary

  Information regarding the significant effects of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                          December 31,
                                                          ------------
                                                          2012    2011
                                                          ----    ----
                                                          (In millions)
             Assets:
             Premiums, reinsurance and other receivables. $705    $526
             Liabilities:
             Other liabilities........................... $ 29    $ 25

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $518 million and $378 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $118 million, $195 million and $28 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $195 million and $129 million of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $129 million and $110 million, at December 31, 2012 and 2011, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

               New England Life Insurance Company and Subsidiary

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

  The following table presents the fixed maturity AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Included within fixed maturity securities are structured securities including residential mortgage-backed securities ("RMBS"), ABS and commercial mortgage-backed securities ("CMBS").

                                     December 31, 2012                          December 31, 2011
                         ------------------------------------------ ------------------------------------------
                                      Gross Unrealized                           Gross Unrealized
                         --------- ---------------------- Estimated --------- ---------------------- Estimated
                         Amortized       Temporary  OTTI    Fair    Amortized       Temporary  OTTI    Fair
                           Cost    Gains  Losses   Losses   Value     Cost    Gains  Losses   Losses   Value
-                        --------- ----- --------- ------ --------- --------- ----- --------- ------ ---------
                                                        (In millions)
Fixed Maturity
 Securities:
U.S. corporate..........    $  670  $ 86       $--    $--    $  756    $  621  $ 68       $ 1    $--    $  688
Foreign corporate.......       300    24        --     --       324       256    18         2     --       272
RMBS....................       141     7        --     --       148       115    10        --     --       125
State and political
 subdivision............       111    25        --     --       136       105    18        --     --       123
U.S. Treasury and
 agency.................       114    17        --     --       131       170    19        --     --       189
ABS.....................        62     1        --     --        63        12     1        --     --        13
Foreign
 government.............         4     1        --     --         5         6     1        --     --         7
CMBS....................         2    --        --     --         2        36     1        --     --        37
                            ------  ----       ---    ---    ------    ------  ----       ---    ---    ------
  Total fixed maturity
   securities...........    $1,404  $161       $--    $--    $1,565    $1,321  $136       $ 3    $--    $1,454
                            ======  ====       ===    ===    ======    ======  ====       ===    ===    ======

  The Company held no non-income producing fixed maturity securities at December 31, 2012 and 2011.

   Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                          December 31,
                                            -----------------------------------------
                                                    2012                 2011
                                            -------------------- --------------------
                                            Amortized Estimated  Amortized Estimated
                                              Cost    Fair Value   Cost    Fair Value
                                            --------- ---------- --------- ----------
                                                          (In millions)
Due in one year or less....................  $   75     $   77    $   73     $   75
Due after one year through five years......     240        260       268        289
Due after five years through ten years.....     525        590       537        584
Due after ten years........................     359        425       280        331
                                             ------     ------    ------     ------
 Subtotal..................................   1,199      1,352     1,158      1,279
Structured securities (RMBS, ABS and CMBS).     205        213       163        175
                                             ------     ------    ------     ------
   Total fixed maturity securities.........  $1,404     $1,565    $1,321     $1,454
                                             ======     ======    ======     ======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                               December 31, 2012                         December 31, 2011
                                   ----------------------------------------- -----------------------------------------
                                                        Equal to or Greater                       Equal to or Greater
                                   Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                   -------------------- -------------------- -------------------- --------------------
                                   Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                     Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                     Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                       (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate....................    $10       $--        $ 9       $--        $23       $ 1        $ 9       $--
Foreign corporate.................     10        --         --        --         23         2         --        --
RMBS..............................     --        --         --        --          8        --         --        --
ABS...............................     25        --         --        --         --        --         --        --
Foreign government................     --        --         --        --          5        --         --        --
                                      ---       ---        ---       ---        ---       ---        ---       ---
  Total fixed maturity securities.    $45       $--        $ 9       $--        $59       $ 3        $ 9       $--
                                      ===       ===        ===       ===        ===       ===        ===       ===
Total number of securities in an
 unrealized loss position.........     14                    3                   38                    3
                                      ===                  ===                  ===                  ===

               New England Life Insurance Company and Subsidiary

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources;
  (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value,

               New England Life Insurance Company and Subsidiary management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

  The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

  In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

Current Period Evaluation

  Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

  Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $3 million during the year ended December 31, 2012 from $3 million to less than $1 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

  At December 31, 2012, there were no gross unrealized losses from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                December 31,
                                      --------------------------------
                                            2012             2011
                                      ---------------  ---------------
                                      Carrying  % of   Carrying  % of
                                       Value    Total   Value    Total
                                      -------- ------  -------- ------
                                      (In millions)    (In millions)
        Mortgage loans:
         Agricultural................   $ 56    54.4 %   $ 57    54.8 %
         Commercial..................     47     45.6      48     46.2
                                        ----   ------    ----   ------
           Subtotal..................    103    100.0     105    101.0
         Valuation allowances........     --       --      (1)    (1.0)
                                        ----   ------    ----   ------
           Total mortgage loans, net.   $103   100.0 %   $104   100.0 %
                                        ====   ======    ====   ======

               New England Life Insurance Company and Subsidiary

 Mortgage Loans and Valuation Allowance by Portfolio Segment

    All of the agricultural and commercial mortgage loans held at both
  December 31, 2012 and 2011 were evaluated collectively for credit losses. The valuation allowances at December 31, 2012, were less than $1 million on both agricultural and commercial mortgage loans and were for non-specifically identified credit losses. The valuation allowances at December 31, 2011 were primarily for commercial mortgage loans and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2011.

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Agricultural and Commercial Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All agricultural loans are monitored on an ongoing basis. All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. For commercial loans, the monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly,

               New England Life Insurance Company and Subsidiary the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

  Credit Quality of Agricultural Mortgage Loans

  All of the agricultural mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65%. The estimated fair value of agricultural mortgage loans held at December 31, 2012 and 2011 was $59 million and $60 million, respectively.

  Credit Quality of Commercial Mortgage Loans

  All of the commercial mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x. The estimated fair value of commercial mortgage loans held at December 31, 2012 and 2011 was $53 million and $52 million, respectively.

  Past Due, Interest Accrual Status and Impaired Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2012 and 2011. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2012, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the

               New England Life Insurance Company and Subsidiary quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The Company had no mortgage loans modified during the year in a troubled debt restructuring at both December 31, 2012 and 2011.

Other Invested Assets

  Other invested assets is comprised of tax credit partnerships and freestanding derivatives with positive estimated fair values (see Note 6).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $10 million and $14 million at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                    Years Ended December 31,
                                                    -----------------------
                                                    2012     2011    2010
                                                    ----     ----    ----
                                                      (In millions)
          Fixed maturity securities................ $161     $133    $ 77
          Derivatives..............................    1       (3)     (3)
          Short-term investments...................   (1)      (1)     (3)
          Amounts allocated from DAC...............   (1)       1      --
          Deferred income tax benefit (expense)....  (56)     (46)    (25)
                                                     ----     ----    ----
          Net unrealized investment gains (losses). $104     $ 84    $ 46
                                                     ====     ====    ====

  The changes in net unrealized investment gains (losses) were as follows:

                                                          Years Ended December 31,
                                                          -----------------------
                                                          2012     2011    2010
                                                          ----     ----    ----
                                                            (In millions)
    Balance, beginning of period......................... $ 84     $ 46    $ 18
    Unrealized investment gains (losses) during the year.   32       58      37
    Unrealized investment gains (losses) relating to:
     DAC.................................................   (2)       1       5
     Deferred income tax benefit (expense)...............  (10)     (21)    (14)
                                                           ----     ----    ----
    Balance, end of period............................... $104     $ 84    $ 46
                                                           ====     ====    ====
    Change in net unrealized investment gains (losses)... $ 20     $ 38    $ 28
                                                           ====     ====    ====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit

  Invested assets on deposit with regulatory agencies with an estimated fair value of $4 million at both December 31, 2012 and 2011, consisted primarily of fixed maturity securities.

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2012                 2011
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2).   $213      $213       $175      $175
 U.S. corporate.................................     14        14          5         5
Other invested assets...........................     13        13         13        13
Other limited partnership interests.............      3         5          2         5
                                                   ----      ----       ----      ----
   Total........................................   $243      $245       $195      $198
                                                   ====      ====       ====      ====

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other invested assets and

               New England Life Insurance Company and Subsidiary other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011    2010
                                                   ----     ----    ----
                                                   (In millions)
              Investment income:
              Fixed maturity securities........... $ 75     $ 76    $67
              Mortgage loans......................    6        5      5
              Policy loans........................   23       23     22
              Other limited partnership interests.    1        1     --
              Other...............................    1        2      1
                                                     ----    ----   ---
               Subtotal...........................  106      107     95
              Less: Investment expenses...........    2        2      2
                                                     ----    ----   ---
               Net investment income.............. $104     $105    $93
                                                     ====    ====   ===

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                        Years Ended December 31,
                                                                        -----------------------
                                                                        2012     2011    2010
                                                                        ----     ----    ----
                                                                        (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized........................................... $--      $--     $(4)
Fixed maturity securities -- net gains (losses) on sales and disposals.   3        1       6
                                                                        ---      ---     ---
Total net investment gains (losses).................................... $ 3      $ 1     $ 2
                                                                        ===      ===     ===

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, less than $1 million and ($1) million for the years ended December 31, 2012, 2011 and 2010, respectively.

               New England Life Insurance Company and Subsidiary

  Sales or Disposals and Impairments of Fixed Maturity Securities

  Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                      Years Ended December 31,
                                                      -----------------------
                                                      2012     2011    2010
                                                      ----     ----    ----
                                                        (In millions)
         Proceeds.................................... $213     $162    $233
                                                       ====     ====    ====
         Gross investment gains...................... $  4     $  2    $  9
                                                       ----     ----    ----
         Gross investment losses.....................   (1)      (1)     (3)
                                                       ----     ----    ----
         Total OTTI losses recognized in earnings:
          Credit-related.............................   --       --      (4)
                                                       ----     ----    ----
            Total OTTI losses recognized in earnings.   --       --      (4)
                                                       ----     ----    ----
              Net investment gains (losses).......... $  3     $  1    $  2
                                                       ====     ====    ====

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                         Years Ended December 31,
                                                                                         -----------------------
                                                                                         2012         2011
                                                                                         ----         ----
                                                                                         (In millions)
Balance, at January 1,.................................................................. $--          $ 3
Reductions:
Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI..........................................................  --           (3)
                                                                                         ---          ---
Balance, at December 31,................................................................ $--          $--
                                                                                         ===          ===

Related Party Investment Transactions

  The Company receives investment administrative services from certain affiliates. The related investment administrative service charges were $2 million for each of the years ended December 31, 2012, 2011 and 2010. The Company also had additional affiliated net investment income of less than $1 million for each of the years ended December 31, 2012, 2011 and 2010.

  During 2008, the Company entered into a secured note receivable with an affiliate, MetLife Insurance Company of Connecticut, and loaned $25 million to the affiliate. The secured note receivable matured in 2011.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

               New England Life Insurance Company and Subsidiary

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including foreign currency exchange rate and credit. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Foreign Currency Exchange Rate Derivatives

  Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                                 2012                          2011
                                                                     ----------------------------- -----------------------------
                                                                     Notional Estimated Fair Value Notional Estimated Fair Value
              -                  -                                   -------- -------------------- -------- --------------------
                               Primary Underlying Risk Exposure       Amount   Assets  Liabilities  Amount   Assets  Liabilities
                               --------------------------------      -------- -------- ----------- -------- -------- -----------
                                                                                            (In millions)
Derivatives Designated as Hedging Instruments
Cash flow hedges:
  Foreign currency swaps...... Foreign currency exchange rate.......   $30    $     --  $     --     $19    $     --  $      3
                                                                       ---    --------  --------     ---    --------  --------
   Total qualifying hedges.......................................       30          --        --      19          --         3
                                                                       ---    --------  --------     ---    --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Foreign currency swaps........ Foreign currency exchange rate.......     7          --        --       2          --        --
Credit default swaps.......... Credit...............................    34          --        --      23          --        --
                                                                       ---    --------  --------     ---    --------  --------
  Total non-designated or non-qualifying derivatives..............      41          --        --      25          --        --
                                                                       ---    --------  --------     ---    --------  --------
   Total.........................................................      $71    $     --  $     --     $44    $     --  $      3
                                                                       ===    ========  ========     ===    ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2012     2011    2010
                                                     ----     ----    ----
                                                     (In millions)
             Derivatives and hedging gains (losses). $  2     $  2    $ 1
             Embedded derivatives...................  176      154     33
                                                       ----    ----   ---
              Total net derivative gains (losses)... $178     $156    $34
                                                       ====    ====   ===

  The Company recognized net investment income from settlement payments related to qualifying hedges of $1 million for the year ended December 31, 2012. The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011 and 2010.

  The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2012, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                               Net Derivative Gains (Losses)
                                               -----------------------------
                                                       (In millions)
   For the Year Ended December 31, 2012:
   Foreign currency exchange rate derivatives.              $--
   Credit derivatives.........................                1
                                                            ---
    Total.....................................              $ 1
                                                            ===
   For the Year Ended December 31, 2011:
   Foreign currency exchange rate derivatives.              $--
   Credit derivatives.........................               --
                                                            ---
    Total.....................................              $--
                                                            ===
   For the Year Ended December 31, 2010:
   Foreign currency exchange rate derivatives.              $ 1
   Credit derivatives.........................               --
                                                            ---
    Total.....................................              $ 1
                                                            ===

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2012, 2011 and 2010.

  At December 31, 2012 and 2011, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $1 million and ($3) million, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there was $4 million, ($1) million and ($1) million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For the years ended December 31, 2012 and 2010, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the year ended December 31, 2011, there was $1 million reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2012, 2011 and 2010, there were insignificant amounts reclassified to net investment income related to foreign currency swaps. For the years ended December 31, 2012, 2011 and 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

               New England Life Insurance Company and Subsidiary

  At December 31, 2012, insignificant amounts of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million and $22 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012, the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                          ---------------------------------------------------------------
                                                       2012                            2011
                                          ------------------------------- -------------------------------
                                                      Maximum                         Maximum
                                          Estimated  Amount of            Estimated  Amount of
                                            Fair       Future    Weighted   Fair       Future    Weighted
                                          Value of    Payments   Average  Value of    Payments   Average
                                           Credit   under Credit Years to  Credit   under Credit Years to
Rating Agency Designation of Referenced    Default    Default    Maturity  Default    Default    Maturity
Credit Obligations (1)                      Swaps    Swaps (2)     (3)      Swaps    Swaps (2)     (3)
----------------------------------------- --------- ------------ -------- --------- ------------ --------
                                              (In millions)                        (In millions)
Baa
Credit default swaps referencing indices.    $--        $22        4.5       $--        $22        5.0
                                             ---        ---                  ---        ---
 Subtotal................................     --         22        4.5        --         22        5.0
                                             ---        ---                  ---        ---
B
Credit default swaps referencing indices.     --         11        5.0        --         --         --
                                             ---        ---                  ---        ---
 Subtotal................................     --         11        5.0        --         --         --
                                             ---        ---                  ---        ---
   Total.................................    $--        $33        4.7       $--        $22        5.0
                                             ===        ===                  ===        ===

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

               New England Life Insurance Company and Subsidiary

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At both December 31, 2012 and 2011, the Company did not pledge or accept any collateral.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                 Estimated Fair Value of  Fair Value of Incremental Collateral
                                                 Collateral Provided (2):            Provided Upon:
                                                 ------------------------ ------------------------------------
                                                                                         Downgrade in the
                                                                          One Notch  Company's Credit Rating
                                                                          Downgrade  to a Level that Triggers
                                Estimated                                  in the         Full Overnight
                              Fair Value of                               Company's    Collateralization or
                            Derivatives in Net        Fixed Maturity       Credit          Termination
                          Liability Position (1)        Securities         Rating   of the Derivative Position
                          ---------------------- ------------------------ --------- --------------------------
                                                             (In millions)

December 31, 2012........                    $--                      $--       $--                        $--

December 31, 2011........                    $ 3                      $--       $--                        $ 3

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

               New England Life Insurance Company and Subsidiary

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                             ------------
                                                          Balance Sheet Location             2012    2011
                                                -------------------------------------------- ----    ----
                                                                                             (In millions)
Net embedded derivatives within asset host
  contracts:
 Ceded guaranteed minimum benefits............. Premiums, reinsurance and other receivables  $518    $378
Net embedded derivatives within liability host
  contracts:
 Direct guaranteed minimum benefits............ PABs........................................ $ 31    $ 75

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                               --------------------------
                                                 2012     2011        2010
                                               -------- --------    --------
                                                     (In millions)
       Net derivative gains (losses) (1), (2). $    176 $    154    $     33

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($16) million, $18 million and ($14) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $18 million, ($38) million and $31 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

               New England Life Insurance Company and Subsidiary

   Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               New England Life Insurance Company and Subsidiary

  Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                      December 31, 2012
                                                              ----------------------------------
                                                               Fair Value Hierarchy
                                                              -----------------------
                                                                                        Total
                                                                                      Estimated
                                                              Level 1 Level 2 Level 3 Fair Value
                                                              ------- ------- ------- ----------
                                                                        (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate..............................................   $--   $  729   $ 27    $   756
 Foreign corporate...........................................    --      297     27        324
 RMBS........................................................    --      137     11        148
 State and political subdivision.............................    --      136     --        136
 U.S. Treasury and agency....................................    42       89     --        131
 ABS.........................................................    --       47     16         63
 Foreign government..........................................    --        5     --          5
 CMBS........................................................    --       --      2          2
                                                                ---   ------   ----    -------
   Total fixed maturity securities...........................    42    1,440     83      1,565
                                                                ---   ------   ----    -------
Short-term investments.......................................    --       72     --         72
Net embedded derivatives within asset host contracts (1).....    --       --    518        518
Separate account assets (2)..................................    --    8,393     --      8,393
                                                                ---   ------   ----    -------
   Total assets..............................................   $42   $9,905   $601    $10,548
                                                                ===   ======   ====    =======
Liabilities:
Derivative liabilities: (3)
 Foreign currency exchange rate..............................   $--   $   --   $ --    $    --
                                                                ---   ------   ----    -------
   Total derivative liabilities..............................    --       --     --         --
Net embedded derivatives within liability host contracts (1).    --       --     31         31
                                                                ---   ------   ----    -------
   Total liabilities.........................................   $--   $   --   $ 31    $    31
                                                                ===   ======   ====    =======

               New England Life Insurance Company and Subsidiary

                                                                      December 31, 2011
                                                              ----------------------------------
                                                               Fair Value Hierarchy
                                                              -----------------------
                                                                                        Total
                                                                                      Estimated
                                                              Level 1 Level 2 Level 3 Fair Value
                                                              ------- ------- ------- ----------
                                                                        (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate..............................................  $ --   $  668   $ 20     $  688
 Foreign corporate...........................................    --      272     --        272
 RMBS........................................................    --      125     --        125
 State and political subdivision.............................    --      123     --        123
 U.S. Treasury and agency....................................   114       75     --        189
 ABS.........................................................    --       12      1         13
 Foreign government..........................................    --        7     --          7
 CMBS........................................................    --       37     --         37
                                                               ----   ------   ----     ------
   Total fixed maturity securities...........................   114    1,319     21      1,454
                                                               ----   ------   ----     ------
Short-term investments.......................................    --       59     --         59
Net embedded derivatives within asset host contracts (1).....    --       --    378        378
Separate account assets (2)..................................    --    8,057     --      8,057
                                                               ----   ------   ----     ------
   Total assets..............................................  $114   $9,435   $399     $9,948
                                                               ====   ======   ====     ======
Liabilities:
Derivative liabilities: (3)
 Foreign currency exchange rate..............................  $ --   $    3   $ --     $    3
                                                               ----   ------   ----     ------
   Total derivative liabilities..............................    --        3     --          3
Net embedded derivatives within liability host contracts (1).    --       --     75         75
                                                               ----   ------   ----     ------
   Total liabilities.........................................  $ --   $    3   $ 75     $   78
                                                               ====   ======   ====     ======

--------

(1)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of

               New England Life Insurance Company and Subsidiary senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.1% of the total estimated fair value of fixed maturity securities and 1% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price

               New England Life Insurance Company and Subsidiary transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities.

  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  Structured securities comprised of RMBS, ABS and CMBS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

               New England Life Insurance Company and Subsidiary

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Level 3 Valuation Techniques and Key Inputs:

    In general, fixed maturity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, ABS and CMBS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts are primarily comprised of mutual funds and hedge funds.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

               New England Life Insurance Company and Subsidiary

  Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "--Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

     Level 2 Valuation Techniques and Key Inputs:

       This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

               New England Life Insurance Company and Subsidiary

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Interbank Offered Rate ("LIBOR") basis curves, currency spot rates and cross currency basis curves.

  Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

               New England Life Insurance Company and Subsidiary

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Direct Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance Ceded on Certain Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Transfers between Levels

  Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.

               New England Life Insurance Company and Subsidiary

  Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

               New England Life Insurance Company and Subsidiary

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                                 Weighted
                                    Valuation Techniques       Significant Unobservable Inputs      Range        Average
                               ------------------------------- -------------------------------- -------------    --------
Fixed maturity securities:
  U.S. corporate and foreign
 corporate                     . Matrix pricing                .Delta spread adjustments (1)      50   -    50         50
                                                               .Illiquidity premium (1)           30   -    30
                                                               .Spreads from below investment
                                                                grade curves (1)                 100   -    421       127
                               .Market pricing                 .Quoted prices (2)                 98   -    100        99
                               ------------------------------------------------------------------------------------------
  RMBS                         .Matrix pricing and discounted  .Spreads from below investment
                                cash flow                       grade curves (1)                 246   -    246       246
                               ------------------------------------------------------------------------------------------
  ABS                          .Consensus pricing              .Offered quotes (2)               111   -    111
                               ------------------------------------------------------------------------------------------
  CMBS                         .Matrix pricing and discounted  .Spreads from below investment
                                cash flow                       grade curves (1)                 100   -    100       100
                               .Market pricing                 .Quoted prices (2)                100   -    100       100
                               ------------------------------------------------------------------------------------------
Embedded derivatives:

  Direct and ceded guaranteed
 minimum benefits              . Option pricing techniques     . Mortality rates:
                                                                 Ages 0 - 40                      0%   -   0.10%
                                                                 Ages 41 - 60                   0.05%  -   0.64%
                                                                 Ages 61 - 115                  0.32%  -   100%
                                                               . Lapse rates:
                                                                 Durations 1 - 10               0.50%  -   100%
                                                                 Durations 11 - 20                3%   -   100%
                                                                 Durations 21 - 116               3%   -   100%

                                                               . Utilization rates (3)           20%   -    50%
                                                               . Withdrawal rates               0.07%  -    10%
                                                               . Long-term equity volatilities  17.40% -    25%
                                                               .Nonperformance risk spread      0.10%  -   0.67%
                               ------------------------------------------------------------------------------------------

--------

(1)For this unobservable input, range and weighted average are presented in basis points.

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations.

               New England Life Insurance Company and Subsidiary

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

   Securities

  Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, ABS and CMBS, changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumptions used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

   Direct and ceded guaranteed minimum benefits

  For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

               New England Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -----------------------------------------------------------------------
                                          Fixed Maturity Securities:
                                      ---------------------------------------------------
                                                                                                 Net
                                        U.S.         Foreign                                  Embedded
                                      Corporate     Corporate     RMBS     ABS    CMBS     Derivatives (6)
                                      ---------     ---------     ----     ---    ----     ---------------
                                                        (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................    $20           $--        $--      $ 1    $ --          $303
Total realized/unrealized gains
  (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............     --            --          1       --      --            --
   Net investment gains (losses).....     --            --         --       --      --            --
   Net derivative gains (losses).....     --            --         --       --      --           176
 Other comprehensive income
   (loss)............................      1            --         --       --      --            --
Purchases (3)........................     12            27         10       15       2            --
Sales (3)............................     (6)           --         --       --     (24)           --
Issuances (3)........................     --            --         --       --      --            --
Settlements (3)......................     --            --         --       --      --             8
Transfers into Level 3 (4)...........     --            --         --       --      24            --
Transfers out of Level 3 (4).........     --            --         --       --      --            --
                                         ---           ---        ---       ---    ----         ----
Balance, December 31,................    $27           $27        $11      $16    $  2          $487
                                         ===           ===        ===       ===    ====         ====
Changes in unrealized gains (losses)
  included in net income (loss): (5)
   Net investment income.............    $--           $--        $--      $--    $ --          $ --
   Net investment gains (losses).....    $--           $--        $--      $--    $ --          $ --
   Net derivative gains (losses).....    $--           $--        $--      $--    $ --          $179

               New England Life Insurance Company and Subsidiary

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  -----------------------------------------------------------------------
                                     Fixed Maturity Securities:
                                  ----------------------------------------------------
                                                                                             Net
                                    U.S.         Foreign                                  Embedded
                                  Corporate     Corporate     RMBS     ABS     CMBS    Derivatives (6)
                                  ---------     ---------     ----     ---     ----    ---------------
                                                    (In millions)
Year Ended December 31, 2011:....
Balance, January 1,..............    $35          $ 19        $--      $--     $--          $140
Total realized/unrealized gains
  (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........     --            --         --       --      --            --
   Net investment gains (losses).     --            --         --       --      --            --
   Net derivative gains (losses).     --            --         --       --      --           154
 Other comprehensive income
   (loss)........................     --             1         --       --      --            --
Purchases (3)....................     --            --         --        1      --            --
Sales (3)........................     (8)          (17)        --       --      --            --
Issuances (3)....................     --            --         --       --      --            --
Settlements (3)..................     --            --         --       --      --             9
Transfers into Level 3 (4).......     --            --         --       --      --            --
Transfers out of Level 3 (4).....     (7)           (3)        --       --      --            --
                                     ---          ----        ---        ---   ---          ----
Balance, December 31,............    $20          $ --        $--      $ 1     $--          $303
                                     ===          ====        ===        ===   ===          ====
Changes in unrealized gains
  (losses)included in net income
  (loss): (5)
   Net investment income.........    $--          $ --        $--      $--     $--          $ --
   Net investment gains (losses).    $--          $ --        $--      $--     $--          $ --
   Net derivative gains (losses).    $--          $ --        $--      $--     $--          $156

               New England Life Insurance Company and Subsidiary

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  -----------------------------------------------------------------------
                                     Fixed Maturity Securities:
                                  ----------------------------------------------------
                                                                                             Net
                                    U.S.         Foreign                                  Embedded
                                  Corporate     Corporate     RMBS     ABS     CMBS    Derivatives (6)
                                  ---------     ---------     ----     ---     ----    ---------------
                                                    (In millions)
Year Ended December 31, 2010:
Balance, January 1,..............    $17          $ 28        $--      $--     $--          $ 99
Total realized/unrealized gains
  (losses) included in:
 Net income (loss): (1), (2).....
   Net investment income.........     --            --         --       --      --            --
   Net investment gains (losses).     --            (1)        --       --      --            --
   Net derivative gains (losses).     --            --         --       --      --            33
 Other comprehensive income
   (loss)........................     --             4         --       --      --            --
Purchases, sales, issuances and
  settlements (3)................      7           (12)        --       --      --             8
Transfers into Level 3 (4).......     12            --         --       --      --            --
Transfers out of Level 3 (4).....     (1)           --         --       --      --            --
                                     ---          ----        ---        ---   ---          ----
Balance, December 31,............    $35          $ 19        $--      $--     $--          $140
                                     ===          ====        ===        ===   ===          ====
Changes in unrealized gains
  (losses)included in net income
  (loss): (5)
   Net investment income.........    $--          $ --        $--      $--     $--          $ --
   Net investment gains (losses).    $--          $ --        $--      $--     $--          $ --
   Net derivative gains (losses).    $--          $ --        $--      $--     $--          $ 34

--------

    (1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

    (2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

    (3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

    (4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

    (5)Relates to assets and liabilities still held at the end of the respective periods.

    (6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

               New England Life Insurance Company and Subsidiary

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents and accrued investment income. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                    December 31, 2012
                                                        ------------------------------------------
                                                                                           Total
                                                                  Fair Value Hierarchy   Estimated
                                                        Carrying -----------------------   Fair
                                                         Value   Level 1 Level 2 Level 3   Value
-                                                       -------- ------- ------- ------- ---------
                                                                      (In millions)
Assets:
Mortgage loans, net....................................   $103     $--     $--    $112     $112
Policy loans...........................................   $415     $--     $22    $590     $612
Premiums, reinsurance and other receivables............   $168     $--     $--    $179     $179
Other Assets...........................................   $  6     $--     $--    $  5     $  5
Liabilities:
PABs...................................................   $134     $--     $--    $144     $144
Other liabilities......................................   $ 41     $--     $--    $ 41     $ 41
Separate account liabilities...........................   $  8     $--     $ 8    $ --     $  8
Commitments: (1)
Commitments to fund private corporate bond investments.   $ --     $--     $--    $ --     $ --

                                                              December 31, 2011
                                                        -----------------------------
                                                                       Estimated Fair
                                                        Carrying Value     Value
                                                        -------------- --------------
                                                                (In millions)
Assets:
Mortgage loans, net....................................      $104           $111
Policy loans...........................................      $410           $603
Premiums, reinsurance and other receivables............      $150           $157
Other assets...........................................      $  7           $  4
Liabilities:
PABs...................................................      $115           $123
Other liabilities......................................      $ 40           $ 40
Separate account liabilities...........................      $ 14           $ 14
Commitments: (1)
Commitments to fund private corporate bond investments.      $ --           $  1

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 12 for additional information on these off-balance sheet obligations.

               New England Life Insurance Company and Subsidiary

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance agreements.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

  Other assets presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

               New England Life Insurance Company and Subsidiary

  Other Liabilities

  Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

  Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for NELICO was in excess of thirteen times Company Action RBC for all periods presented.

  NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

               New England Life Insurance Company and Subsidiary

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of NELICO, a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

Dividend Restrictions

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

               New England Life Insurance Company and Subsidiary

Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    -----------------------
                                                                                    2012     2011    2010
                                                                                    ----     ----    ----
                                                                                      (In millions)
Holding gains (losses) on investments arising during the year...................... $ 36     $ 63    $ 42
Income tax effect of holding gains (losses)........................................  (12)     (23)    (14)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................   (4)      (5)     (5)
Income tax effect of reclassification adjustments..................................    1        2       2
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (2)       1       5
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................    1       --      (2)
                                                                                     ----     ----    ----
Net unrealized investment gains (losses), net of income tax........................   20       38      28
Defined benefit plans adjustment, net of income tax expense (benefit) of
  ($6) million, ($9) million and $0................................................  (13)     (16)     (3)
                                                                                     ----     ----    ----
   Other comprehensive income (loss), net of income tax............................ $  7     $ 22    $ 25
                                                                                     ====     ====    ====

9. Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                            -----------------------
                                                            2012     2011    2010
  -                                                         ----     ----    ----
                                                              (In millions)
  Compensation............................................. $ 15     $ 19    $ 30
  Pension, postretirement and postemployment benefit costs.   28       28      28
  Commissions..............................................  195      105      78
  Volume-related costs.....................................   11       25      22
  Capitalization of DAC....................................  (25)     (33)    (34)
  Amortization of DAC......................................  132      225     135
  Premium taxes, licenses and fees.........................   10       10      11
  Professional services....................................    3        4       4
  Other....................................................   46       53      77
                                                             ----     ----    ----
     Total other expenses.................................. $415     $436    $351
                                                             ====     ====    ====

Capitalization and Amortization of DAC

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC including impacts of capitalization and amortization.

               New England Life Insurance Company and Subsidiary

Affiliated Expenses

  See Note 13 for a discussion of affiliated expenses included in the table above.

10. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $12 million and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the Company's share of net other postretirement expense was ($1) million, ($1) million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

  The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a qualified defined benefit pension plan. During 2011, the Company became the sole sponsor of the AERP Plan. Accordingly, the Company transitioned its accounting for the AERP Plan from a multiemployer to a single employer plan as of December 31, 2011. The Company made contributions of $7 million and $3 million for the years ended December 31, 2011 and 2010, respectively, to the multiemployer AERP Plan while it was being accounted for as a multiemployer plan. The assets and obligations of the AERP Plan and MPRP Plan, along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

               New England Life Insurance Company and Subsidiary

Obligations and Funded Status

                                                                                        Other Postretirement
                                                                   Pension Benefits (1)  Benefits
                                                                   -------------------  -------------------
                                                                        December 31,
                                                                   ----------------------------------------
                                                                   2012       2011      2012       2011
                                                                   ----       ----      ----       ----
                                                                        (In millions)
Change in benefit obligations:
Benefit obligations at January 1,................................. $187       $ 46      $ 37       $ 37
 Service costs....................................................    5          1         3          1
 Interest costs...................................................    9          3         2          2
 Plan participants' contributions.................................   --         --         2          2
 Net actuarial (gains) losses.....................................   26          8         2         (1)
 Plan amendments, change in benefits, and other (2)...............   --        131        (1)        --
 Benefits paid....................................................   (8)        (2)       (3)        (4)
                                                                     ----       ----      ----       ----
Benefit obligations at December 31,...............................  219        187        42         37
                                                                     ----       ----      ----       ----
Change in plan assets:
Fair value of plan assets at January 1,...........................  110         --        --         --
 Actual return on plan assets.....................................   11         --        --         --
 Plan amendments, change in benefits, and other (2)...............   --        110        --         --
 Plan participants' contributions.................................   --         --         2          2
 Employer contributions...........................................   10          2         1          2
 Benefits paid....................................................   (8)        (2)       (3)        (4)
                                                                     ----       ----      ----       ----
Fair value of plan assets at December 31,.........................  123        110        --         --
                                                                     ----       ----      ----       ----
 Over (under) funded status at December 31,....................... $(96)      $(77)     $(42)      $(37)
                                                                     ====       ====      ====       ====
Amounts recognized in the consolidated balance sheets consist of:
 Other liabilities................................................ $(96)      $(77)     $(42)      $(37)
                                                                     ====       ====      ====       ====
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses..................................... $ 39       $ 17      $  5       $  2
 Prior service costs (credit).....................................   19         22        10         13
                                                                     ----       ----      ----       ----
   Accumulated other comprehensive (income) loss, before income
     tax.......................................................... $ 58       $ 39      $ 15       $ 15
                                                                     ----       ----      ====       ====
Accumulated Benefit Obligation.................................... $198       $169       N/A        N/A
                                                                     ====       ====

--------
(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $67 million and $55 million at December 31, 2012 and 2011, respectively.

(2)The assets and obligations are related to the AERP Plan.

               New England Life Insurance Company and Subsidiary

  Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                    December 31,
                                                    ------------
                                                    2012    2011
                   -                                ----    ----
                                                    (In millions)
                   Projected benefit obligations... $219    $187
                   Accumulated benefit obligations. $198    $169
                   Fair value of plan assets....... $123    $110

  The projected benefit obligation exceeded assets for all pension plans at December 31, 2012 and 2011.

Net Periodic Benefit Costs

  Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

    . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

    . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

               New England Life Insurance Company and Subsidiary

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                        Pension Benefits Other Postretirement Benefits
                                                        --------------   ----------------------------
                                                          Years Ended December 31,
                                                        -------------------------------------------
                                                        2012   2011 2010 2012      2011      2010
                                                        ----   ---- ---- ----      ----      ----
                                                                (In millions)
Net Periodic Benefit Costs:
 Service costs......................................... $ 5    $ 1  $ 1  $ 3       $ 1       $ 1
 Interest costs........................................   9      3    3    2         2         2
 Expected return on plan assets........................  (7)    --   --   --        --        --
 Amortization of net actuarial (gains) losses..........   2      1   --   --        --        --
 Amortization of prior service costs (credit)..........   2     --   --    2         3         2
                                                        ---    ---  ---  ---       ---       ---
   Total net periodic benefit costs (credit)...........  11      5    4    7         6         5
                                                        ---    ---  ---  ---       ---       ---
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses..........................  23      8    2    2        (1)        5
 Prior service costs (credit) (1)......................  --     21   --   --        --        --
 Amortization of net actuarial gains (losses)..........  (2)    (1)  --   --        --        --
 Amortization of prior service (costs) credit..........  (2)    --   --   (2)       (3)       (2)
                                                        ---    ---  ---  ---       ---       ---
   Total recognized in other comprehensive
     income (loss).....................................  19     28    2   --        (4)        3
                                                        ---    ---  ---  ---       ---       ---
     Total recognized in net periodic benefit costs
       and other comprehensive income (loss)........... $30    $33  $ 6  $ 7       $ 2       $ 8
                                                        ===    ===  ===  ===       ===       ===

--------

(1)Prior service cost related to the AERP Plan.

  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $19 million and other postretirement benefits of $0 for an aggregate reduction in OCI of $19 million before income tax and $13 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $2 million and $2 million, and less than $1 million and $3 million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 for the year ended December 31, 2010. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of less than $1 million for each of the years ended December 31, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

  Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                                              Other Postretirement
                                         Pension Benefits      Benefits
                                      ----------------------- --------------------
                                                 December 31,
                                      --------------------------------------------
                                         2012        2011     2012       2011
                                      ----------- -----------   -----      -----
      Weighted average discount rate.    4.20%       4.95%    4.20%      4.95%
      Rate of compensation increase.. 4.50%-5.00% 4.50%-5.00%  N/A        N/A

Assumptions used in determining net periodic benefit costs were as follows:

                                             Pension Benefits     Other Postretirement Benefits
                                          ----------------------- -----------------------------
                                                        December 31,
                                          -----------------------------------------------------
                                             2012     2011  2010  2012      2011      2010
                                          ----------- ----- -----   -----     -----     -----
Weighted average discount rate...........    4.95%    5.80% 6.25% 4.95%     5.80%     6.25%
Weighted average expected rate of return
  on plan assets.........................    6.25%    6.25%  N/A   N/A       N/A       N/A
Rate of compensation increase............ 4.50%-5.00% 5.00% 5.00%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 5.75% for pension benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                             December 31,
                                -----------------------------------------------------------------------
                                               2012                                2011
                                ----------------------------------- -----------------------------------
                                7.8% in 2013, gradually decreasing  7.3% in 2012, gradually decreasing
Pre-and Post-Medicare eligible  each year until 2099 reaching the   each year until 2083 reaching the
  claims....................... ultimate rate of 4.4%.              ultimate rate of 4.3%.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components by less than $1 million and increase the accumulated postretirement benefit obligation by $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components by less than $1 million and decrease the accumulated postretirement benefit obligation by $1 million.

               New England Life Insurance Company and Subsidiary

  Plan Assets

  The pension plan assets are categorized into a three-level fair value hierarchy, as defined in Note 7, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

  Level 1This category includes investments in fixed maturity securities and equity securities which have unadjusted quoted market prices in active markets for identical assets and liabilities.

  Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

         Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

         Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

  Level 3This category includes separate accounts that are invested in fixed maturity securities that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

               New England Life Insurance Company and Subsidiary

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

               New England Life Insurance Company and Subsidiary

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                   Pension
                                              ------------------------
                                                     Actual Allocation
                                                     -----------------
                                              Target 2012     2011
                                              ------ -----    -----
               Asset Class:
               Fixed maturity securities (1).    75%  85 %     81 %
               Equity securities (2).........    12%  15 %     18 %
               Alternative securities (3)....    13%  -- %      1 %
                                                     -----    -----
                Total assets.................        100 %    100 %
                                                     =====    =====

--------

(1)Fixed maturity securities include collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include other investments.

  The pension plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2012
                                         ------------------------------------
                                         Fair Value Measurements at
                                          Reporting Date Using
                                         --------------------------
                                                                      Total
                                                                    Estimated
                                                                      Fair
                                         Level 1  Level 2  Level 3    Value
                                         -------  -------  -------  ---------
                                                   (In millions)
     Assets:
     Fixed maturity securities:
      Corporate.........................     $--      $33      $ 1       $ 34
      U.S. government bonds.............      26        7       --         33
      Foreign bonds.....................      --       13       --         13
      Federal agencies..................      --       10       --         10
      Municipals........................      --        3       --          3
      Other (1).........................      --       11       --         11
                                         -------  -------  -------  ---------
        Total fixed maturity securities.      26       77        1        104
                                         -------  -------  -------  ---------
     Equity securities:
      Common stock - domestic...........      19       --       --         19
                                         -------  -------  -------  ---------
     Other receivables..................      --       --       --         --
                                         -------  -------  -------  ---------
         Total assets...................     $45      $77      $ 1       $123
                                         =======  =======  =======  =========

               New England Life Insurance Company and Subsidiary

                                                 December 31, 2011
                                         ------------------------------------
                                         Fair Value Measurements at
                                          Reporting Date Using
                                         --------------------------
                                                                      Total
                                                                    Estimated
                                                                      Fair
                                         Level 1  Level 2  Level 3    Value
                                         -------  -------  -------  ---------
                                                   (In millions)
     Assets:
     Fixed maturity securities:
      Corporate.........................     $--      $30      $ 1       $ 31
      U.S. government bonds.............      30        8       --         38
      Foreign bonds.....................      --        4       --          4
      Federal agencies..................      --        7       --          7
      Municipals........................      --        3       --          3
      Other (1).........................      --        7       --          7
                                         -------  -------  -------  ---------
        Total fixed maturity securities.      30       59        1         90
                                         -------  -------  -------  ---------
     Equity securities:
      Common stock - domestic...........      19       --       --         19
                                         -------  -------  -------  ---------
     Other receivables..................      --        1       --          1
                                         -------  -------  -------  ---------
         Total assets...................     $49      $60      $ 1       $110
                                         =======  =======  =======  =========

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

  A rollforward of all pension plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                             Fair Value Measurements Using
                                                       Significant Unobservable Inputs (Level 3)
                                                  ---------------------------------------------------
                                                               Years Ended December 31,
                                                  ---------------------------------------------------
                                                            2012                      2011
                                                  ------------------------- -------------------------
                                                  Fixed Maturity Securities Fixed Maturity Securities
                                                  ------------------------- -------------------------
                                                          Corporate                 Corporate
                                                         Securities                Securities
                                                  ------------------------- -------------------------
                                                                     (In millions)
Balance, January 1,..............................                       $ 1                       $--
Realized gains (losses)..........................                        --                        --
Unrealized gains (losses)........................                        --                        --
Purchases, sales, issuances and settlements, net.                        --                        --
Transfers into and/or out of Level 3.............                        --                         1
                                                  ------------------------- -------------------------
Balance, December 31,............................                       $ 1                       $ 1
                                                  ========================= =========================

Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The

               New England Life Insurance Company and Subsidiary

Company expects to make discretionary contributions to the AERP qualified pension plan of $8 million in 2013. For information on employer contributions, see "-- Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $2 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $2 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               Other
                                  Pension  Postretirement
                                  Benefits    Benefits
                                  -------- --------------
                                       (In millions)
                       2013......      $ 7            $ 3
                       2014......      $ 8            $ 3
                       2015......      $ 9            $ 3
                       2016......      $ 9            $ 3
                       2017......      $ 9            $ 3
                       2018-2022.      $54            $13

  Additional Information

  As previously discussed, most of the assets of the pension plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of income were less than $1 million for both years ended December 31, 2012 and 2011, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $11 million and $3 million for the years ended December 31, 2012 and 2011, respectively. At December 31, 2011, the Company transitioned its accounting for the AERP from a multiemployer to a single employer plan. See also "-- Pension and Other Postretirement Benefit Plans." The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended
December 31, 2012, 2011 and 2010.

               New England Life Insurance Company and Subsidiary

11. Income Tax

  The provision for income tax was as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2012     2011    2010
                                                        ----     ----    ----
                                                        (In millions)
         Current:
          Federal......................................  $41      $25     $15
         Deferred:
          Federal......................................   33       21      19
                                                        ----     ----    ----
            Provision for income tax expense (benefit).  $74      $46     $34
                                                        ====     ====    ====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                         Years Ended December 31,
                                                         -----------------------
                                                         2012     2011    2010
                                                         ----     ----    ----
                                                           (In millions)
      Tax provision at U.S. statutory rate.............. $ 75     $ 55    $ 40
      Tax effect of:
         Tax-exempt investment income...................  (12)     (12)    (11)
         Prior year tax.................................   12        5       6
         State and local income tax.....................   --        2      (2)
         Tax credits....................................   (1)      (2)     (1)
         Change in valuation allowance..................   --       (2)      2
                                                         ----     ----    ----
           Provision for income tax expense (benefit)... $ 74     $ 46    $ 34
                                                         ====     ====    ====

               New England Life Insurance Company and Subsidiary

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                        ------------
                                                         2012   2011
                                                        -----  -----
                                                        (In millions)
          Deferred income tax assets:
           Policyholder liabilities and receivables.... $  60  $ 114
           Employee benefits...........................    21     24
           Deferred intercompany losses................    10     10
           Investments, including derivatives..........     1     --
           Tax credit carryforwards....................    --      2
           Litigation-related and government mandated..     1      1
           Other.......................................     1      2
                                                        -----  -----
             Total gross deferred income tax assets....    94    153
           Less: Valuation allowance...................    10     10
                                                        -----  -----
             Total net deferred income tax assets......    84    143
                                                        -----  -----
          Deferred income tax liabilities:
           DAC.........................................   195    227
           Net unrealized investment gains.............    56     46
                                                        -----  -----
             Total deferred income tax liabilities.....   251    273
                                                        -----  -----
             Net deferred income tax asset (liability). $(167) $(130)
                                                        =====  =====

  The Company has no tax credit carryforwards.

  The Company has recorded a valuation allowance related to tax benefits of certain state net operating as well as a deferred intercompany loss from the sale of Exeter to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2012, the Company recorded a decrease of less than $1 million, related to certain state net operating loss carryforwards.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $3 million, $16 million, and $19 million for 2012, 2011 and 2010, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local income tax examinations in major taxing jurisdictions for years prior to 2003. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

               New England Life Insurance Company and Subsidiary

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ------------------------
                                                                          2012     2011    2010
                                                                          ----     ----    ----
                                                                          (In millions)
Balance at January 1,....................................................  $ 7      $--     $--
Additions for tax positions of prior years...............................   11        7      --
                                                                          ----     ----    ----
Balance at December 31,..................................................  $18      $ 7     $--
                                                                          ====     ====    ====
Unrecognized tax benefits that, if recognized would impact the effective
  rate...................................................................  $18      $ 7     $--
                                                                          ====     ====    ====

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                                                   Years Ended December 31,
                                                                   ------------------------
                                                                   2012     2011    2010
                                                                   ----     ----    ----
                                                                   (In millions)
  Interest recognized in the consolidated statements of income....  $--       $1     $--

                                                                            December 31,
                                                                            ---------------
                                                                            2012    2011
                                                                            ----    ----
                                                                            (In millions)
  Interest included in other liabilities in the consolidated balance sheets   $1     $ 1

  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $10 million and $13 million, respectively, related to the separate account DRD. The 2012 benefit included an expense of $1 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return.

               New England Life Insurance Company and Subsidiary

12. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including the Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of December 31, 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. On November 21, 2012, the West Virginia Treasurer filed an action against the Company in West Virginia state court, alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations or audits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practice Claims

  The Company and certain of its affiliates have has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable produces or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

  The Company conducted an internal investigation of an agency in Los Angeles, CA concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution has been made to certain customers. The Company has been named in three related lawsuits currently pending in California state court.

  Summary

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the

               New England Life Insurance Company and Subsidiary

Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At December 31, 2012 and 2011, the Company maintained a liability of $2 million and $3 million, respectively. The related assets for premium tax offsets were $1 million at both December 31, 2012 and 2011, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2012 and 2011, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

Commitments

  Leases

  The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                           Gross
                                          Rental
                                         Payments
                                       -------------
                                       (In millions)
                           2013.......      $16
                           2014.......      $12
                           2015.......      $10
                           2016.......      $ 8
                           2017.......      $ 6
                           Thereafter.      $14

               New England Life Insurance Company and Subsidiary

  Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $3 million and $4 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Commitments to Fund Private Corporate Bond Investments

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $5 million and $6 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $60 million, $64 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $25 million for each of the years ended December 31, 2012, 2011 and 2010. Revenues received from affiliates related to these agreements, recorded in other revenues, were $96 million, $11 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively.

               New England Life Insurance Company and Subsidiary

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $207 million, $189 million and $180 million for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates of $34 million and $6 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

  See Note 5 for additional related party transactions.

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2012, through April 19, 2013, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended
December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. In addition, as discussed in Note 2, the Company reorganized its segments in 2012. Our opinion is not modified with respect to these matters.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 2, 2013

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2012 and 20110

                (In millions, except share and per share data)

                                                                                                     2012         2011
                                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $164,757 and $154,376, respectively; includes $170 and $0, respectively, relating to
   variable interest entities).................................................................. $    183,676 $    168,178
 Equity securities available-for-sale, at estimated fair value (cost: $1,541 and $1,379,
   respectively)................................................................................        1,499        1,278
 Trading and fair value option securities, at estimated fair value (includes $659 and $473, respectively, of actively traded securities; and $41 and $117, respectively, relating to
   variable interest entities)..................................................................          752          697
 Mortgage loans (net of valuation allowances of $304 and $393, respectively)....................       44,657       43,880
 Policy loans...................................................................................        8,364        8,314
 Real estate and real estate joint ventures (includes $10 and $15, respectively, relating to
   variable interest entities)..................................................................        6,837        5,891
 Other limited partnership interests (includes $165 and $152, respectively, relating to
   variable interest entities)..................................................................        4,508        4,334
 Short-term investments, principally at estimated fair value....................................        6,881        6,140
 Other invested assets, principally at estimated fair value (includes $81 and $98,
   respectively, relating to variable interest entities)........................................       12,479       12,478
                                                                                                 ------------ ------------
   Total investments............................................................................      269,653      251,190
Cash and cash equivalents, principally at estimated fair value (includes $31 and $70,
 respectively, relating to variable interest entities)..........................................        1,401        2,089
Accrued investment income (includes $2 and $1, respectively, relating to variable interest
 entities)......................................................................................        2,242        2,219
Premiums, reinsurance and other receivables (includes $4 and $10, respectively, relating to
 variable interest entities)....................................................................       24,721       27,981
Deferred policy acquisition costs and value of business acquired................................        5,832        6,341
Other assets (includes $4 and $4, respectively, relating to variable interest entities).........        4,444        4,233
Separate account assets.........................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total assets................................................................................. $    429,264 $    400,731
                                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................................... $    113,986 $    109,333
Policyholder account balances...................................................................       94,716       88,856
Other policy-related balances...................................................................        5,663        5,876
Policyholder dividends payable..................................................................          610          659
Policyholder dividend obligation................................................................        3,828        2,919
Payables for collateral under securities loaned and other transactions..........................       22,461       20,280
Short-term debt.................................................................................          100          101
Long-term debt (includes $124 and $116, respectively, at estimated fair value, relating to
 variable interest entities)....................................................................        2,345        2,248
Current income tax payable......................................................................          161          123
Deferred income tax liability (includes $2 and $0, respectively, at estimated fair value,
 relating to variable interest entities)........................................................        3,036        2,324
Other liabilities (includes $22 and $42, respectively, relating to variable interest entities)..       33,941       36,614
Separate account liabilities....................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total liabilities............................................................................      401,818      376,011
                                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding at December 31, 2012 and 2011.........................................            5            5
 Additional paid-in capital.....................................................................       14,510       14,506
 Retained earnings..............................................................................        8,631        6,973
 Accumulated other comprehensive income (loss)..................................................        4,008        3,054
                                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............................       27,154       24,538
Noncontrolling interests........................................................................          292          182
                                                                                                 ------------ ------------
   Total equity.................................................................................       27,446       24,720
                                                                                                 ------------ ------------
   Total liabilities and equity................................................................. $    429,264 $    400,731
                                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                         2012       2011       2010
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   19,880 $   18,288 $   18,519
Universal life and investment-type product policy fees...............      2,239      2,202      2,075
Net investment income................................................     11,852     11,615     11,581
Other revenues.......................................................      1,730      1,808      1,725
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......      (214)      (244)      (510)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................         22         17        150
 Other net investment gains (losses).................................      (138)        359        190
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................      (330)        132      (170)
 Net derivative gains (losses).......................................        675      1,578      (266)
                                                                      ---------- ---------- ----------
     Total revenues..................................................     36,046     35,623     33,464
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     22,269     20,681     20,707
Interest credited to policyholder account balances...................      2,390      2,372      2,523
Policyholder dividends...............................................      1,295      1,355      1,443
Other expenses.......................................................      6,394      6,471      6,282
                                                                      ---------- ---------- ----------
     Total expenses..................................................     32,348     30,879     30,955
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      3,698      4,744      2,509
Provision for income tax expense (benefit)...........................      1,055      1,460        769
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      2,643      3,284      1,740
Income (loss) from discontinued operations, net of income tax........         40         61         31
                                                                      ---------- ---------- ----------
 Net income (loss)...................................................      2,683      3,345      1,771
Less: Net income (loss) attributable to noncontrolling interests.....          2        (8)        (3)
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    2,681 $    3,353 $    1,774
                                                                      ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                       2012       2011       2010
                                                                    ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company.......................................................... $    2,681 $    3,353 $    1,774
Net income (loss) attributable to noncontrolling interests.........          2        (8)        (3)
                                                                    ---------- ---------- ----------
Net income (loss)..................................................      2,683      3,345      1,771
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets......      2,502      2,567      4,470
 Unrealized gains (losses) on derivatives..........................      (241)      1,203        182
 Foreign currency translation adjustments..........................       (30)          6       (29)
 Defined benefit plans adjustment..................................      (766)      (671)        161
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), before income tax..............      1,465      3,105      4,784
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).....................................      (511)    (1,074)    (1,676)
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), net of income tax..............        954      2,031      3,108
                                                                    ---------- ---------- ----------
Comprehensive income (loss)........................................      3,637      5,376      4,879
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax......................................          2        (8)          3
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company, excluding cumulative effect of change in
  accounting principle.............................................      3,635      5,384      4,876
Cumulative effect of change in accounting principle, net of income
  tax..............................................................         --         --         10
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company................................................ $    3,635 $    5,384 $    4,886
                                                                    ========== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2012

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2011............... $      5 $    14,506 $    6,973
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    1
Dividends on common stock..................                         (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           2,681
Other comprehensive income (loss), net
 of income tax.............................
                                            -------- ----------- ----------
Balance at December 31, 2012............... $      5 $    14,510 $    8,631
                                            ======== =========== ==========

                                                 Accumulated Other Comprehensive Income (Loss)
                                            --------------------------------------------------------
                                                  Net                      Foreign       Defined             Total
                                              Unrealized    Other-Than-    Currency      Benefit       Metropolitan Life
                                              Investment     Temporary   Translation      Plans        Insurance Company
                                             Gains (Losses)  Impairments  Adjustments   Adjustment    Stockholder's Equity
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2011...............  $      5,185   $      (317)   $    37    $      (1,851)     $      24,538
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                          3
Excess tax benefits related to stock-based
 compensation..............................                                                                          1
Dividends on common stock..................                                                                    (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                      2,681
Other comprehensive income (loss), net
 of income tax.............................         1,312            159      (19)             (498)               954
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2012...............  $      6,497   $      (158)   $    18    $      (2,349)     $      27,154
                                            =============== ============ ============ ============== =====================




                                             Noncontrolling   Total
                                               Interests       Equity
                                            --------------- -----------
Balance at December 31, 2011...............   $      182    $    24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................                           3
Excess tax benefits related to stock-based
 compensation..............................                           1
Dividends on common stock..................                     (1,023)
Change in equity of noncontrolling
 interests.................................          108            108
Net income (loss)..........................            2          2,683
Other comprehensive income (loss), net
 of income tax.............................                         954
                                            --------------- -----------
Balance at December 31, 2012...............   $      292    $    27,446
                                            =============== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)





                                        Common      Additional    Retained
                                        Stock    Paid-in Capital Earnings
                                       -------   --------------- ---------
Balance at December 31, 2010......... $        5  $      14,445  $  4,941
Capital contributions from MetLife,
 Inc. (Note 13)......................                        50
Excess tax benefits related to stock-
 based compensation..................                        11
Dividends on common stock............                             (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                               3,353
Other comprehensive income (loss),
 net of income tax...................
                                      ---------- --------------- ---------
Balance at December 31, 2011......... $        5  $      14,506  $  6,973
                                      ========== =============== =========

                                            Accumulated Other Comprehensive Income (Loss)
                                      ----------------------------------------------------------
                                            Net                      Foreign        Defined              Total
                                        Unrealized    Other-Than-    Currency       Benefit        Metropolitan Life
                                        Investment     Temporary   Translation       Plans         Insurance Company
                                       Gains (Losses)  Impairments  Adjustments    Adjustment     Stockholder's Equity
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2010.........  $      2,672   $      (254)  $      34   $        (1,429)    $        20,414
Capital contributions from MetLife,
 Inc. (Note 13)......................                                                                            50
Excess tax benefits related to stock-
 based compensation..................                                                                            11
Dividends on common stock............                                                                       (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                                                                         3,353
Other comprehensive income (loss),
 net of income tax...................         2,513           (63)          3              (422)              2,031
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2011.........  $      5,185   $      (317)  $      37    $       (1,851)    $        24,538
                                      =============== ============ ============ ================ =====================




                                       Noncontrolling   Total
                                         Interests       Equity
                                      --------------- -----------
Balance at December 31, 2010.........  $        148   $    20,562
Capital contributions from MetLife,
 Inc. (Note 13)......................                          50
Excess tax benefits related to stock-
 based compensation..................                          11
Dividends on common stock............                     (1,321)
Change in equity of noncontrolling
 interests...........................            42            42
Net income (loss)....................           (8)         3,345
Other comprehensive income (loss),
 net of income tax...................                       2,031
                                      --------------- -----------
Balance at December 31, 2011.........  $        182   $    24,720
                                      =============== ===========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2010

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2009............... $      5 $    14,438 $    4,817
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                         (1,009)
                                            -------- ----------- ----------
Balance at January 1, 2010.................        5      14,438      3,808
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                            (10)
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    4
Dividends on common stock..................                           (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           1,774
Other comprehensive income (loss), net of
 income tax................................
                                            -------- ----------- ----------
Balance at December 31, 2010............... $      5 $    14,445 $    4,941
                                            ======== =========== ==========

                                                Accumulated Other Comprehensive Income (Loss)
                                            ------------------------------------------------------
                                                  Net                      Foreign      Defined            Total
                                              Unrealized    Other-Than-    Currency     Benefit      Metropolitan Life
                                              Investment     Temporary   Translation     Plans       Insurance Company
                                             Gains (Losses)  Impairments  Adjustments  Adjustment   Stockholder's Equity
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2009...............   $    (265)     $    (341)  $        51  $    (1,527)    $        17,178
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....          (6)                         (1)                          (1,016)
                                              ----------     ----------  -----------  ------------    ---------------
Balance at January 1, 2010.................        (271)          (341)           50       (1,527)             16,162
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....           10                                                           --
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                         3
Excess tax benefits related to stock-based
 compensation..............................                                                                         4
Dividends on common stock..................                                                                     (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                     1,774
Other comprehensive income (loss), net of
 income tax................................        2,933             87         (16)            98              3,102
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2010...............   $    2,672     $    (254)  $        34  $    (1,429)    $        20,414
                                            =============== ============ ============ ============ =====================




                                             Noncontrolling  Total
                                               Interests      Equity
                                            --------------- ---------
Balance at December 31, 2009...............  $        291   $  17,469
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                   (1,016)
                                             ------------   ---------
Balance at January 1, 2010.................           291      16,453
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                        --
Capital contributions from MetLife, Inc.
 (Note 13).................................                         3
Excess tax benefits related to stock-based
 compensation..............................                         4
Dividends on common stock..................                     (631)
Change in equity of noncontrolling
 interests.................................         (146)       (146)
Net income (loss)..........................           (3)       1,771
Other comprehensive income (loss), net of
 income tax................................             6       3,108
                                            --------------- ---------
Balance at December 31, 2010...............  $        148   $  20,562
                                            =============== =========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012        2011       2010
                                                                                          ----------- ---------- ----------
Cash flows from operating activities
Net income (loss)........................................................................ $     2,683 $    3,345 $    1,771
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Depreciation and amortization expenses.................................................         416        407        394
  Amortization of premiums and accretion of discounts associated with investments, net...       (698)      (683)      (709)
  (Gains) losses on investments and derivatives and from sales of businesses, net........       (188)    (1,735)        380
  (Income) loss from equity method investments, net of dividends or distributions........          42        269        116
  Interest credited to policyholder account balances.....................................       2,390      2,372      2,523
  Universal life and investment-type product policy fees.................................     (2,239)    (2,202)    (2,075)
  Change in trading and fair value option securities.....................................       (100)         20       (14)
  Change in accrued investment income....................................................          22         14      (117)
  Change in premiums, reinsurance and other receivables..................................       (422)      (208)      (377)
  Change in deferred policy acquisition costs and value of business acquired, net........         359        150        169
  Change in income tax...................................................................        (28)        527        727
  Change in other assets.................................................................         361        767        283
  Change in insurance-related liabilities and policy-related balances....................       1,915      2,587      2,469
  Change in other liabilities............................................................         170        726        684
  Other, net.............................................................................       (147)      (125)      (120)
                                                                                          ----------- ---------- ----------
Net cash provided by operating activities................................................       4,536      6,231      6,104
                                                                                          ----------- ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.............................................................      52,889     53,325     49,828
   Equity securities.....................................................................         245        816        520
   Mortgage loans........................................................................       8,668      8,152      4,853
   Real estate and real estate joint ventures............................................         721      1,058        241
   Other limited partnership interests...................................................         585        754        383
  Purchases of:
   Fixed maturity securities.............................................................    (62,136)   (54,038)   (57,961)
   Equity securities.....................................................................       (393)      (278)      (157)
   Mortgage loans........................................................................     (9,448)   (10,443)    (5,820)
   Real estate and real estate joint ventures............................................     (1,447)      (980)      (539)
   Other limited partnership interests...................................................       (660)      (658)      (614)
  Cash received in connection with freestanding derivatives..............................         634      1,011        712
  Cash paid in connection with freestanding derivatives..................................       (443)      (695)      (920)
  Issuances of loans to affiliates.......................................................          --      (525)         --
  Net change in policy loans.............................................................        (50)       (44)      (171)
  Net change in short-term investments...................................................       (567)    (3,816)        841
  Net change in other invested assets....................................................       (791)      (562)        149
  Net change in property, equipment and leasehold improvements...........................        (71)      (104)      (138)
  Other, net.............................................................................          --          7        (7)
                                                                                          ----------- ---------- ----------
Net cash used in investing activities.................................................... $  (12,264) $  (7,020) $  (8,800)
                                                                                          ----------- ---------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012        2011        2010
                                                                                        ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................ $    61,647 $    55,586 $    44,481
   Withdrawals.........................................................................    (56,373)    (57,078)    (43,381)
  Net change in payables for collateral under securities loaned and other transactions.       2,181       3,266       2,352
  Net change in short-term debt........................................................         (1)         (1)       (217)
  Long-term debt issued................................................................          79         110         188
  Long-term debt repaid................................................................        (81)     (1,411)       (324)
  Dividends on common stock............................................................     (1,023)     (1,151)       (232)
  Capital contribution.................................................................          --          47          --
  Other, net...........................................................................         611          25        (33)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) financing activities....................................       7,040       (607)       2,834
                                                                                        ----------- ----------- -----------
Change in cash and cash equivalents....................................................       (688)     (1,396)         138
Cash and cash equivalents, beginning of year...........................................       2,089       3,485       3,347
                                                                                        ----------- ----------- -----------
Cash and cash equivalents, end of year................................................. $     1,401 $     2,089 $     3,485
                                                                                        =========== =========== ===========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Interest............................................................................ $       151 $       196 $       217
                                                                                        =========== =========== ===========
   Income tax.......................................................................... $       842 $       701 $       183
                                                                                        =========== =========== ===========
  Non-cash transactions:
   Purchase money mortgage loans on sales of real estate joint ventures................ $        -- $        -- $         2
                                                                                        =========== =========== ===========
   Capital contributions from MetLife, Inc............................................. $         3 $         3 $         3
                                                                                        =========== =========== ===========
   Dividends to MetLife, Inc........................................................... $        -- $       170 $       399
                                                                                        =========== =========== ===========
   Real estate and real estate joint ventures acquired in satisfaction of debt......... $       264 $       151 $        58
                                                                                        =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. See Note 2 for information on the reorganization of the Company's segments during 2012, which were retrospectively applied.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

Consolidation

  The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Discontinued Operations

  The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Non-participating and               Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-participating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 5 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products; and
    . securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities), with changes in estimated fair value subsequent to consolidation included in net investment gains (losses).

    Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Joint venture investments that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Goodwill

  Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Employee Benefit Plans

  The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

  The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the consolidated balance sheets.

Income Tax

  Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

Other Accounting Policies

  Stock-Based Compensation

  Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

  MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion at both December 31, 2012 and 2011. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.0 billion and $999 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $121 million, $118 million and $111 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $902 million and $1.6 billion at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $611 million and $1.2 billion at December 31, 2012 and 2011, respectively. Related amortization expense was $143 million, $145 million and $132 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                                           As Previously Reported     Adjustment          As Adjusted
                                                         ------------------------ ------------------- -------------------
                                                            December 31, 2011       December 31, 2011   December 31, 2011
                                                         ------------------------ ------------------- -------------------
                                                                                  (In millions)
Assets
  Other invested assets, principally at estimated fair
   value................................................   $             12,505   $              (27) $           12,478
  Deferred policy acquisition costs and value of
   business acquired (1)................................   $              7,779   $           (1,438) $            6,341
Liabilities
  Deferred income tax liability.........................   $              2,827   $             (503) $            2,324
Equity
  Retained earnings.....................................   $              8,077   $           (1,104) $            6,973
  Accumulated other comprehensive income (loss).........   $              2,912   $               142 $            3,054
  Total Metropolitan Life Insurance Company
   stockholder's equity.................................                 25,500                 (962)             24,538
  Total equity..........................................   $             25,682   $             (962) $           24,720

--------

(1)VOBA was not impacted by the adoption of this guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                        As Previously Reported        Adjustment              As Adjusted
                                      --------------------------- ------------------------ ------------------------
                                       Years Ended December 31,   Years Ended December 31, Years Ended December 31,
                                      --------------------------- ------------------------ ------------------------
                                            2011          2010       2011        2010          2011         2010
                                      ------------- -------------  ----------    -------   --------     --------
                                                               (In millions)
Revenues
  Net investment income.............. $  11,621 (1) $  11,586 (1) $      (6)    $   (5)    $11,615      $11,581
Expenses
  Other expenses..................... $       6,414 $       6,259 $       57    $    23    $ 6,471      $ 6,282
  Income (loss) from continuing
   operations before provision for
   income tax........................ $   4,807 (1) $   2,537 (1) $     (63)    $  (28)    $ 4,744      $ 2,509
  Provision for income tax expense
   (benefit)......................... $   1,479 (1) $     776 (1) $     (19)    $   (7)    $ 1,460      $   769
  Income (loss) from continuing
   operations, net of income tax..... $   3,328 (1) $   1,761 (1) $     (44)    $  (21)    $ 3,284      $ 1,740
  Net income (loss).................. $       3,389 $       1,792 $     (44)    $  (21)    $ 3,345      $ 1,771
  Net income (loss) attributable to
   Metropolitan Life Insurance
   Company........................... $       3,397 $       1,795 $     (44)    $  (21)    $ 3,353      $ 1,774

--------

(1)Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations and comprehensive income due to the inclusion of the impact of discontinued real estate operations of $4 million ($6 million net investment income, net of $2 million income tax) and $5 million ($7 million net investment income, net of $2 million income tax) for the years ended December 31, 2011 and 2010, respectively.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                  As Previously Reported          Adjustment               As Adjusted
                                                -------------------------- ------------------------ --------------------------
                                                 Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
                                                -------------------------- ------------------------ --------------------------
                                                    2011          2010         2011        2010         2011          2010
                                                ------------- ------------ ------------ ----------- ------------- ------------
                                                                                (In millions)
Cash flows from operating activities
  Net income (loss)............................ $       3,389 $      1,792 $       (44) $      (21) $       3,345 $      1,771
  Change in deferred policy acquisition costs
   and value of business acquired, net......... $          94 $        147 $         56 $        22 $         150 $        169
  Change in income tax......................... $         547 $        735 $       (20) $       (8) $         527 $        727
Cash flows from investing activities
  Net change in other invested assets.......... $       (570) $        142 $          8 $         7 $       (562) $        149

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 10.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and FVO securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to AOCI as of July 1, 2010.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  As a result of the adoption of the amended VIE consolidation guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and FVO securities and $232 million of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt, and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters--Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  As announced in November 2011, MetLife, Inc. reorganized its business into three broad geographic regions. As a result, during 2012, the Company reorganized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. Prior period results have been revised in connection with these changes.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2012, 2011 and 2010 and at December 31, 2012 and 2011. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880  $     --    $  19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189        50        2,239
Net investment income......................      5,384     1,680       4,519       554     12,137     (285)       11,852
Other revenues.............................        265       398         252       815      1,730        --        1,730
Net investment gains (losses)..............         --        --          --        --         --     (330)        (330)
Net derivative gains (losses)..............         --        --          --        --         --       675          675
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936       110       36,046
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425       139       23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361        29        2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)        --        (632)
Amortization of DAC and VOBA...............        656        29          12         2        699       292          991
Interest expense on debt...................          5         1           9       133        148         4          152
Other expenses.............................      2,341     1,901         438     1,196      5,876         7        5,883
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877       471       32,348
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171     (116)        1,055
                                            ---------- ---------  ---------- --------- ----------              ---------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643              $   2,643
                                                                                       ==========              =========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                            Operating Earnings
                                            ---------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate                            Total
Year Ended December 31, 2011                  Retail    Benefits   Funding   & Other      Total   Adjustments Consolidated
------------------------------------------- ---------- ---------- --------- ---------   --------- ----------- ------------
                                                                           (In millions)
Revenues
Premiums................................... $    4,022 $  12,487  $   1,778 $      1    $  18,288  $      --   $  18,288
Universal life and investment-type product
 policy fees...............................      1,334       630        197       --        2,161         41       2,202
Net investment income......................      5,363     1,682      4,312      385       11,742      (127)      11,615
Other revenues.............................        226       374        242      966        1,808         --       1,808
Net investment gains (losses)..............         --        --         --       --           --        132         132
Net derivative gains (losses)..............         --        --         --       --           --      1,578       1,578
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total revenues...........................     10,945    15,173      6,529    1,352       33,999      1,624      35,623
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,425    11,880      3,683        4       21,992         44      22,036
Interest credited to policyholder account
 balances..................................      1,000       178      1,140       --        2,318         54       2,372
Capitalization of DAC......................      (622)      (84)       (18)       --        (724)         --       (724)
Amortization of DAC and VOBA...............        681        95         14        1          791         84         875
Interest expense on debt...................          5        --          8      172          185          9         194
Other expenses.............................      2,564     1,837        472    1,247        6,120          6       6,126
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total expenses...........................     10,053    13,906      5,299    1,424       30,682        197      30,879
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................        314       445        432    (229)          962        498       1,460
                                            ---------- ---------  --------- --------    ---------              ---------
Operating earnings......................... $      578 $     822  $     798 $    157        2,355
                                            ========== =========  ========= ========
Adjustments to:
  Total revenues...........................                                                 1,624
  Total expenses...........................                                                 (197)
  Provision for income tax (expense)
   benefit.................................                                                 (498)
                                                                                        ---------
Income (loss) from continuing operations,
 net of income tax.........................                                             $   3,284              $   3,284
                                                                                        =========              =========
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate
At December 31, 2011                          Retail    Benefits   Funding   & Other      Total
------------------------------------------- ---------- ---------- --------- ---------   ---------
                                                               (In millions)

Total assets............................... $  160,164 $  42,603  $ 164,244 $ 33,720    $ 400,731
Separate account assets.................... $   43,229 $     478  $  62,971 $     --    $ 106,678
Separate account liabilities............... $   43,229 $     478  $  62,971 $     --    $ 106,678

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary, Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2010                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,125 $  12,691  $  1,702  $      1  $  18,519  $      --   $  18,519
Universal life and investment-type product
 policy fees...............................    1,228       616       196        --      2,040         35       2,075
Net investment income......................    5,675     1,617     4,156       141     11,589        (8)      11,581
Other revenues.............................      163       358       240       964      1,725         --       1,725
Net investment gains (losses)..............       --        --        --        --         --      (170)       (170)
Net derivative gains (losses)..............       --        --        --        --         --      (266)       (266)
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total revenues...........................   11,191    15,282     6,294     1,106     33,873      (409)      33,464
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,504    12,122     3,511      (18)     22,119         31      22,150
Interest credited to policyholder account
 balances..................................    1,026       192     1,252        --      2,470         53       2,523
Capitalization of DAC......................    (530)      (97)      (13)        --      (640)         --       (640)
Amortization of DAC and VOBA...............      593        96        15         1        705        104         809
Interest expense on debt...................        5        --         8       189        202         15         217
Other expenses.............................    2,411     1,843       459     1,181      5,894          2       5,896
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total expenses...........................   10,009    14,156     5,232     1,353     30,750        205      30,955
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................      415       395       371     (208)        973      (204)         769
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    767 $     731  $    691  $   (39)      2,150
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             (409)
  Total expenses...........................                                             (205)
  Provision for income tax (expense)
   benefit.................................                                               204
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   1,740              $   1,740
                                                                                    =========              =========

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2012      2011      2010
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,224 $  16,209 $  16,204
          Accident and health insurance.     6,458     5,940     5,982
          Non-insurance.................       167       149       133
                                         --------- --------- ---------
           Total........................ $  23,849 $  22,298 $  22,319
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Revenues derived from one external customer were $2.5 billion, $2.4 billion and $2.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, which represented 11%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2012, 2011 and 2010. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                         Years ended December 31,
                                                                         -----------------------
                                                                          2012     2011    2010
                                                                         -------  ------- -------
                                                                              (In millions)
Total revenues.......................................................... $    62  $   105 $    37
Total expenses..........................................................      --       --      --
                                                                         -------  ------- -------
Income (loss) before provision for income tax...........................      62      105      37
Provision for income tax expense (benefit)..............................      22       37      12
                                                                         -------  ------- -------
Income (loss) from operations of discontinued operations, net of income
  tax...................................................................      40       68      25
Gain (loss) on disposal of operations, net of income tax................      --      (7)       6
                                                                         -------  ------- -------
Income (loss) from discontinued operations, net of income tax........... $    40  $    61 $    31
                                                                         =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                              -------------------------
                                                  2012         2011
                                              ------------ ------------
                                                    (In millions)
        Retail............................... $     92,322 $     92,352
        Group, Voluntary & Worksite Benefits.       28,517       27,480
        Corporate Benefit Funding............       93,051       83,752
        Corporate & Other....................          475          481
                                              ------------ ------------
         Total............................... $    214,365 $    204,065
                                              ============ ============

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
-------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium
                             reserves for death and endowment
                             policy benefits (calculated based
                             upon the non-forfeiture interest
                             rate, ranging from 3% to 7%, and
                             mortality rates guaranteed in
                             calculating the cash surrender values
                             described in such contracts); and
                             (ii) the liability for terminal
                             dividends.
-------------------------------------------------------------------
Non-participating life       Aggregate of the present value of
                             expected future benefit payments and
                             related expenses less the present
                             value of expected future net
                             premiums. Assumptions as to mortality
                             and persistency are based upon the
                             Company's experience when the basis
                             of the liability is established.
                             Interest rate assumptions for the
                             aggregate future policy benefit
                             liabilities range from 2% to 10%.
-------------------------------------------------------------------
Individual and group         Present value of expected future
traditional fixed annuities  payments. Interest rate assumptions
after annuitization          used in establishing such liabilities
                             range from 1% to 11%.
-------------------------------------------------------------------
Non-medical health           The net level premium method and
insurance                    assumptions as to future morbidity,
                             withdrawals and interest, which
                             provide a margin for adverse
                             deviation. Interest rate assumptions
                             used in establishing such liabilities
                             range from 4% to 7%.
-------------------------------------------------------------------
Disabled lives               Present value of benefits method and
                             experience assumptions as to claim
                             terminations, expenses and interest.
                             Interest rate assumptions used in
                             establishing such liabilities range
                             from 2% to 8%.
-------------------------------------------------------------------

  Participating business represented 5% and 6% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 29%, 32% and 32% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   .  Present value of expected death
          death even if the account value is     benefits in excess of the
          reduced to zero.                       projected account balance
                                                 recognizing the excess ratably
                                                 over the accumulation period based
                                                 on the present value of total
                                                 expected assessments.
------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    .  Assumptions are consistent with
          available for an additional fee.       those used for amortizing DAC, and
                                                 are thus subject to the same
                                                 variability and risk.

                                              .  Investment performance and
                                                 volatility assumptions are
                                                 consistent with the historical
                                                 experience of the appropriate
                                                 underlying equity index, such as
                                                 the S&P 500 Index.

                                              .  Benefit assumptions are based on
                                                 the average benefits payable over
                                                 a range of scenarios.
------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    .  Present value of expected income
          determined at the time of issuance     benefits in excess of the
          of the variable annuity contract,      projected account balance at any
          a minimum accumulation of purchase     future date of annuitization and
          payments, even if the account          recognizing the excess ratably
          value is reduced to zero, that can     over the accumulation period based
          be annuitized to receive a monthly     on present value of total expected
          income stream that is not less         assessments.
          than a specified amount.
       .  Certain contracts also provide for  .  Assumptions are consistent with
          a guaranteed lump sum return of        those used for estimating GMDBs
          purchase premium in lieu of the        liabilities.
          annuitization benefit.

                                              .  Calculation incorporates an
                                                 assumption for the percentage of
                                                 the potential annuitizations that
                                                 may be elected by the
                                                 contractholder.
------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    .  Expected value of the life
          partial withdrawals, even if the       contingent payments and expected
          account value is reduced to zero,      assessments using assumptions
          provided that cumulative               consistent with those used for
          withdrawals in a contract year do      estimating the GMDBs liabilities.
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                                                              Universal and Variable
                                                                            Annuity Contracts    Life Contracts
                                                                            ----------------  ---------------------
                                                                                              Secondary    Paid-Up
                                                                             GMDBs    GMIBs   Guarantees  Guarantees  Total
                                                                            -------  -------- ----------  ---------- --------
                                                                                             (In millions)
Direct
Balance at January 1, 2010................................................. $    57  $     89  $    67     $    21   $    234
Incurred guaranteed benefits...............................................      10        24      179          28        241
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      61       113      246          49        469
Incurred guaranteed benefits...............................................      30        45       15           9         99
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      84       158      261          58        561
Incurred guaranteed benefits...............................................      31       174       79          10        294
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $   109  $    332  $   340     $    68   $    849
                                                                            =======  ========  =======     =======   ========
Ceded
Balance at January 1, 2010................................................. $    37  $     28  $    44     $     8   $    117
Incurred guaranteed benefits...............................................      13         8      165          26        212
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      44        36      209          34        323
Incurred guaranteed benefits...............................................      25        16        3           7         51
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      62        52      212          41        367
Incurred guaranteed benefits...............................................      30        58       53           6        147
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    86  $    110  $   265     $    47   $    508
                                                                            =======  ========  =======     =======   ========
Net
Balance at January 1, 2010................................................. $    20  $     61  $    23     $    13   $    117
Incurred guaranteed benefits...............................................     (3)        16       14           2         29
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      17        77       37          15        146
Incurred guaranteed benefits...............................................       5        29       12           2         48
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      22       106       49          17        194
Incurred guaranteed benefits...............................................       1       116       26           4        147
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    23  $    222  $    75     $    21   $    341
                                                                            =======  ========  =======     =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,623 $  18,240
                      Balanced........    19,235    14,368
                      Bond............     4,771     4,221
                      Specialty.......       852       787
                      Money Market....       192       211
                                       --------- ---------
                       Total.......... $  44,673 $  37,827
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                         In the          At             In the
                     Event of Death Annuitization   Event of Death At Annuitization
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Annuity Contracts
  (1)
Variable Annuity
  Guarantees
Total contract
  account value.....  $    55,469    $    24,229     $    48,671     $    18,378
Separate account
  value.............  $    43,327    $    22,963     $    36,327     $    17,024
Net amount at risk..  $       902    $      845 (2)  $     1,894     $   413 (2)
Average attained
  age of
  contractholders...     64 years       60 years        63 years        60 years
Two Tier Annuities
General account
  value.............          N/A    $       274             N/A     $       276
Net amount at risk..          N/A    $        48             N/A     $        49
Average attained
  age of
  contractholders...          N/A       64 years             N/A        63 years

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                       Secondary       Paid-Up        Secondary        Paid-Up
                       Guarantees    Guarantees       Guarantees      Guarantees
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Universal and
  Variable Life
  Contracts (1)
Account value
  (general and
  separate account).  $     6,958    $     1,163     $     6,535     $     1,206
Net amount at risk..  $    85,216    $     9,299     $    88,999     $     9,977
Average attained
  age of
  policyholders.....     52 years       59 years        51 years        58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.9 billion and $2.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2012, 2011 and 2010, the Company issued $24.7 billion, $27.4 billion and $15.0 billion, respectively, and repaid $21.5 billion, $28.2 billion and $12.3 billion, respectively, of such funding agreements. At December 31, 2012 and 2011, liabilities for funding agreements outstanding, which are included in PABs, were $23.9 billion and $20.1 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2012   2011
                                           ------ ------
                                           (In millions)
                       FHLB of New York... $  736 $  658
                       FHLB of Des Moines. $   55 $   31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                  Liability              Collateral
                             ------------------- --------------------------
                                              December 31,
                             ----------------------------------------------
                               2012      2011        2012         2011
                             --------- --------- ------------ -------------
                                             (In millions)
     FHLB of New York (1)... $  13,512 $  11,655 $  14,611(2) $  13,002 (2)
     Farmer Mac (3)......... $   2,550 $   2,550 $      2,929 $       2,927
     FHLB of Des Moines (1). $   1,000 $     475 $   1,298(2) $     662 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2012     2011     2010
                                                    -------- -------- --------
                                                          (In millions)
 Balance at January 1,............................. $  6,622 $  6,539 $  6,302
   Less: Reinsurance recoverables..................      324      448      354
                                                    -------- -------- --------
 Net balance at January 1,.........................    6,298    6,091    5,948
                                                    -------- -------- --------
 Incurred related to:
   Current year....................................    4,320    3,856    3,733
   Prior years.....................................     (42)     (79)       13
                                                    -------- -------- --------
    Total incurred.................................    4,278    3,777    3,746
                                                    -------- -------- --------
 Paid related to:
   Current year....................................  (2,626)  (2,282)  (2,244)
   Prior years.....................................  (1,425)  (1,288)  (1,359)
                                                    -------- -------- --------
    Total paid.....................................  (4,051)  (3,570)  (3,603)
                                                    -------- -------- --------
 Net balance at December 31,.......................    6,525    6,298    6,091
 Add: Reinsurance recoverables.....................      301      324      448
                                                    -------- -------- --------
 Balance at December 31,........................... $  6,826 $  6,622 $  6,539
                                                    ======== ======== ========

  During 2012 and 2011, claims and claim adjustment expenses associated with prior years decreased by $42 million and $79 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.7 billion and $62.7 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $49.3 billion and $44.0 billion at December 31, 2012 and 2011, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.80% and 3.12% at December 31, 2012 and 2011, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2012     2011     2010
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  6,244 $  6,640 $  7,639
Capitalizations.......................................................      632      724      640
Amortization related to:
  Net investment gains (losses).......................................    (270)     (88)    (108)
  Other expenses......................................................    (709)    (777)    (687)
                                                                       -------- -------- --------
   Total amortization.................................................    (979)    (865)    (795)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................    (145)    (255)    (844)
                                                                       -------- -------- --------
Balance at December 31,...............................................    5,752    6,244    6,640
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       97      115      136
Amortization related to:
  Other expenses......................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
   Total amortization.................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      (5)      (8)      (7)
                                                                       -------- -------- --------
Balance at December 31,...............................................       80       97      115
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  5,832 $  6,341 $  6,755
                                                                       ======== ======== ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                                         December 31,
                                                                       -----------------
                                                                         2012     2011
                                                                       -------- --------
                                                                         (In millions)
Retail................................................................ $  5,407 $  5,921
Group, Voluntary & Worksite Benefits..................................      337      342
Corporate Benefit Funding.............................................       88       76
Corporate & Other.....................................................       --        2
                                                                       -------- --------
  Total............................................................... $  5,832 $  6,341
                                                                       ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2012     2011    2010
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  184   $  190  $  173
                Capitalization.............     22       29      42
                Amortization...............   (26)     (35)    (25)
                                             ------  ------  ------
                Balance at December 31,.... $  180   $  184  $  190
                                             ======  ======  ======

                VODA and VOCRA
                Balance at January 1,...... $  378   $  400  $  412
                Acquisitions...............     --       --       7
                Amortization...............   (25)     (22)    (19)
                                             ------  ------  ------
                Balance at December 31,.... $  353   $  378  $  400
                                             ======  ======  ======
                Accumulated amortization... $  104   $   79  $   57
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA   VODA and VOCRA
                                            ------- --------------
                                                (In millions)
             2013.......................... $    11 $          28
             2014.......................... $     9 $          30
             2015.......................... $     8 $          30
             2016.......................... $     4 $          30
             2017.......................... $     5 $          28

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For other policies within the Group, Voluntary and Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has reinsured with an unaffiliated third-party reinsurer 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               -----------------------------
                                                                 2012      2011      2010
                                                               --------- --------- ---------
                                                                       (In millions)
Premiums:
Direct premiums............................................... $  19,821 $  18,435 $  18,793
Reinsurance assumed...........................................     1,350     1,240     1,155
Reinsurance ceded.............................................   (1,291)   (1,387)   (1,429)
                                                               --------- --------- ---------
 Net premiums................................................. $  19,880 $  18,288 $  18,519
                                                               ========= ========= =========
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $   2,763 $   2,686 $   2,627
Reinsurance assumed...........................................        39        38        13
Reinsurance ceded.............................................     (563)     (522)     (565)
                                                               --------- --------- ---------
 Net universal life and investment-type product policy fees... $   2,239 $   2,202 $   2,075
                                                               ========= ========= =========
Other revenues:
Direct other revenues......................................... $     887 $     836 $     750
Reinsurance assumed...........................................       (6)       (6)       (5)
Reinsurance ceded.............................................       849       978       980
                                                               --------- --------- ---------
 Net other revenues........................................... $   1,730 $   1,808 $   1,725
                                                               ========= ========= =========
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  22,677 $  21,100 $  21,246
Reinsurance assumed...........................................     1,208     1,069     1,235
Reinsurance ceded.............................................   (1,616)   (1,488)   (1,774)
                                                               --------- --------- ---------
 Net policyholder benefits and claims......................... $  22,269 $  20,681 $  20,707
                                                               ========= ========= =========
Other expenses:
Direct other expenses......................................... $   5,328 $   5,280 $   5,167
Reinsurance assumed...........................................       479       458       462
Reinsurance ceded.............................................       587       733       653
                                                               --------- --------- ---------
 Net other expenses........................................... $   6,394 $   6,471 $   6,282
                                                               ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2012                                     2011
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other
 receivables...................... $    1,613 $    480 $  22,628 $   24,721 $    1,383 $    485 $  26,113 $   27,981
Deferred policy acquisition costs
 and value of business
 acquired.........................      5,685      460     (313)      5,832      6,337      386     (382)      6,341
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    7,298 $    940 $  22,315 $   30,553 $    7,720 $    871 $  25,731 $   34,322
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities:
Future policy benefits............ $  112,264 $  1,722 $      -- $  113,986 $  107,713 $  1,620 $      -- $  109,333
Policyholder account balances.....     94,454      262        --     94,716     88,557      299        --     88,856
Other policy-related balances.....      5,401      291      (29)      5,663      5,631      294      (49)      5,876
Other liabilities.................      9,544    7,327    17,070     33,941      8,068    7,574    20,972     36,614
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  221,663 $  9,602 $  17,041 $  248,306 $  209,969 $  9,787 $  20,923 $  240,679
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.9 billion and $17.9 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on reinsurance were $6.9 billion and $7.0 billion at December 31, 2012 and 2011, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                   2012     2011     2010
                                                                                 -------- -------- --------
                                                                                       (In millions)
Premiums:
Reinsurance assumed............................................................. $    319 $    169 $     88
Reinsurance ceded...............................................................     (54)     (51)     (63)
                                                                                 -------- -------- --------
  Net premiums.................................................................. $    265 $    118 $     25
                                                                                 ======== ======== ========
Universal life and investment-type product policy fees:
Reinsurance assumed............................................................. $     39 $     38 $     13
Reinsurance ceded...............................................................    (216)    (170)    (230)
                                                                                 -------- -------- --------
  Net universal life and investment-type product policy fees.................... $  (177) $  (132) $  (217)
                                                                                 ======== ======== ========
Other revenues:
Reinsurance assumed............................................................. $    (6) $    (7) $    (5)
Reinsurance ceded...............................................................      790      916      908
                                                                                 -------- -------- --------
  Net other revenues............................................................ $    784 $    909 $    903
                                                                                 ======== ======== ========
Policyholder benefits and claims:
Reinsurance assumed............................................................. $    334 $    175 $    112
Reinsurance ceded...............................................................    (177)    (121)    (129)
                                                                                 -------- -------- --------
  Net policyholder benefits and claims.......................................... $    157 $     54 $   (17)
                                                                                 ======== ======== ========
Other expenses:
Reinsurance assumed............................................................. $    357 $    352 $    362
Reinsurance ceded...............................................................      789      914      824
                                                                                 -------- -------- --------
  Net other expenses............................................................ $  1,146 $  1,266 $  1,186
                                                                                 ======== ======== ========

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2012               2011
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other receivables (1)......... $     85 $  16,925 $     44 $  20,469
Deferred policy acquisition costs and value of business
  acquired..............................................      435     (266)      359     (286)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    520 $  16,659 $    403 $  20,183
                                                         ======== ========= ======== =========
Liabilities:
Future policy benefits.................................. $    567 $      -- $    442 $      --
Policyholder account balances...........................      251        --      266        --
Other policy-related balances...........................       57      (29)       59      (49)
Other liabilities (1)...................................    6,906    14,652    7,114    18,707
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,781 $  14,623 $  7,881 $  18,658
                                                         ======== ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $29 million and $20 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, ($29) million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.4 billion and $1.2 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $14 million, $727 million and ($66) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.4 billion and $1.5 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivative were $135 million, ($811) million and ($596) million for the years ended
December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion and $15.7 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on affiliated reinsurance were $6.8 billion and $6.9 billion at December 31, 2012 and 2011, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2012      2011
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,586 $  43,169
Other policy-related balances.....................................................       298       358
Policyholder dividends payable....................................................       466       514
Policyholder dividend obligation..................................................     3,828     2,919
Other liabilities.................................................................       602       613
                                                                                   --------- ---------
   Total closed block liabilities.................................................    47,780    47,573
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    30,546    30,407
 Equity securities available-for-sale, at estimated fair value....................        41        35
 Mortgage loans...................................................................     6,192     6,206
 Policy loans.....................................................................     4,670     4,657
 Real estate and real estate joint ventures.......................................       459       364
 Other invested assets............................................................       953       857
                                                                                   --------- ---------
   Total investments..............................................................    42,861    42,526
Cash and cash equivalents.........................................................       381       249
Accrued investment income.........................................................       481       509
Premiums, reinsurance and other receivables.......................................       107       109
Current income tax recoverable....................................................         2        53
Deferred income tax assets........................................................       319       362
                                                                                   --------- ---------
     Total assets designated to the closed block..................................    44,151    43,808
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,629     3,765
                                                                                   --------- ---------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax..........................     2,891     2,394
 Unrealized gains (losses) on derivatives, net of income tax......................         9        11
 Allocated to policyholder dividend obligation, net of income tax.................   (2,488)   (1,897)
                                                                                   --------- ---------
Total amounts included in accumulated other comprehensive income (loss)...........       412       508
                                                                                   --------- ---------
       Maximum future earnings to be recognized from closed block assets and
         liabilities.............................................................. $   4,041 $   4,273
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                  Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011    2010
                                                                                 ---------- -------- -------
                                                                                        (In millions)
Balance at January 1,........................................................... $    2,919 $    876 $    --
Change in unrealized investment and derivative gains (losses)...................        909    2,043     876
                                                                                 ---------- -------- -------
Balance at December 31,......................................................... $    3,828 $  2,919 $   876
                                                                                 ========== ======== =======

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  2,139 $  2,306 $  2,461
Net investment income....................................................    2,188    2,231    2,292
Net investment gains (losses)............................................       61       32       39
Net derivative gains (losses)............................................     (12)        8     (27)
                                                                          -------- -------- --------
   Total revenues........................................................    4,376    4,577    4,765
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,783    2,991    3,115
Policyholder dividends...................................................    1,072    1,137    1,235
Other expenses...........................................................      179      193      199
                                                                          -------- -------- --------
   Total expenses........................................................    4,034    4,321    4,549
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      342      256      216
Provision for income tax expense (benefit)...............................      120       89       71
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      222      167      145
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       10        1        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    232 $    168 $    146
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

  Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, CMBS and ABS.

                                          December 31, 2012                             December 31, 2011
                            --------------------------------------------- ---------------------------------------------
                                          Gross Unrealized                               Gross Unrealized
                             Cost or  ------------------------- Estimated  Cost or   ------------------------- Estimated
                            Amortized          Temporary  OTTI    Fair    Amortized           Temporary  OTTI    Fair
                              Cost     Gains    Losses   Losses   Value     Cost      Gains    Losses   Losses   Value
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
                                                                   (In millions)
Fixed Maturity Securities:
U.S. corporate............. $  59,587 $  7,717 $    304  $  --  $  67,000 $  56,298  $  6,113 $    715  $  --  $  61,696
U.S. Treasury and agency...    28,252    4,408        9     --     32,651    21,572     4,272       --     --     25,844
Foreign corporate (1)......    27,231    3,128      126    (1)     30,234    27,298     2,400      551      1     29,146
RMBS.......................    23,792    1,716      226    257     25,025    25,445     1,564      766    524     25,719
CMBS.......................     9,264      559       37     --      9,786     8,750       473      114      4      9,105
ABS (1)....................     8,025      205      105     --      8,125     6,589       156      166    (7)      6,586
State and political
 subdivision...............     5,554    1,184       18     --      6,720     5,387       842       47     --      6,182
Foreign government.........     3,052    1,086        3     --      4,135     3,037       915       52     --      3,900
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total fixed maturity
  securities............... $ 164,757 $ 20,003 $    828  $ 256  $ 183,676 $ 154,376  $ 16,735 $  2,411  $ 522  $ 168,178
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========
Equity Securities:
Common..................... $   1,013 $     33 $      5  $  --  $   1,041 $     830  $     32 $      6  $  --  $     856
Non-redeemable preferred...       528       41      111     --        458       549        11      138     --        422
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total equity securities... $   1,541 $     74 $    116  $  --  $   1,499 $   1,379  $     43 $    144  $  --  $   1,278
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


--------

(1)OTTI losses, as presented above, represent the noncredit portion of OTTI losses that is included in AOCI. OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for foreign corporate securities was in an unrealized gain position of $1 million at December 31, 2012 and $7 million for ABS at December 31, 2011, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  The Company held non-income producing fixed maturity securities with an estimated fair value of $41 million and $7 million with unrealized gains (losses) of $6 million and ($3) million at December 31, 2012 and 2011, respectively.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2012                  2011
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $   12,671 $   12,796 $    8,089 $    8,159
Due after one year through five years.............     30,187     32,160     26,375     27,486
Due after five years through ten years............     34,983     40,009     34,660     38,517
Due after ten years...............................     45,835     55,775     44,468     52,606
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    123,676    140,740    113,592    126,768
Structured securities (RMBS, CMBS and ABS)........     41,081     42,936     40,784     41,410
                                                   ---------- ---------- ---------- ----------
   Total fixed maturity securities................ $  164,757 $  183,676 $  154,376 $  168,178
                                                   ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                              December 31, 2012                         December 31, 2011
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................... $  2,567    $   58   $  2,507    $  246   $   5,669  $    204  $  3,170   $    511
U.S. Treasury and agency.........    1,576         9         --        --       2,189        --        --         --
Foreign corporate................      758        34      1,381        91       4,560       334     1,258        218
RMBS.............................      639        18      3,098       465       2,647       407     3,241        883
CMBS.............................      727         5        308        32         709        66       365         52
ABS..............................    1,246        22        697        83       2,557        45       608        114
State and political
 subdivision.....................       92         1        103        17          31        --       169         47
Foreign government...............      106         1         27         2         499        44        88          8
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total fixed maturity
   securities.................... $  7,711    $  148   $  8,121    $  936   $  18,861  $  1,100  $  8,899   $  1,833
                                  ========    ======   ========    ======   =========  ========  ========   ========
Equity Securities:
Common........................... $     62    $    5   $      1    $   --   $       4  $      6  $     --   $     --
Non-redeemable preferred.........       --        --        190       111         126        14       238        124
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total equity securities........ $     62    $    5   $    191    $  111   $     130  $     20  $    238   $    124
                                  ========    ======   ========    ======   =========  ========  ========   ========
Total number of securities in an
 unrealized loss position........      622                  637                 1,412                 819
                                  ========             ========             =========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in
       (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $1.8 billion during the year ended December 31, 2012 from $2.9 billion to $1.1 billion. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $389 million of the total $1.1 billion of gross unrealized losses were from 102 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $172 million, or 44%, are related to gross unrealized losses on 50 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $217 million, or 56%, are related to gross unrealized losses on 52 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), ABS (primarily collateralized debt obligations) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Equity securities in an unrealized loss position decreased $28 million during the year ended December 31, 2012 from $144 million to $116 million. Of the $116 million, $99 million were from 13 equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, of which 90% were financial services industry investment grade non-redeemable preferred stock, of which 75% were rated A, AA, or AAA.

Trading and FVO Securities

  See Note 10 for tables that present the four categories of securities that comprise trading and FVO securities. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and FVO securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                        December 31,
                                         ------------------------------------------
                                                 2012                  2011
                                         --------------------  --------------------
                                           Carrying     % of     Carrying     % of
                                             Value      Total      Value      Total
                                         ------------- ------  ------------- ------
                                         (In millions)         (In millions)
Mortgage loans:
  Commercial............................   $  33,369    74.7 %   $  32,774    74.7 %
  Agricultural..........................      11,487     25.7       11,498     26.2
  Residential...........................         105      0.3            1       --
                                           ---------   ------    ---------   ------
   Subtotal (1).........................      44,961    100.7       44,273    100.9
  Valuation allowances..................       (304)    (0.7)        (393)    (0.9)
                                           ---------   ------    ---------   ------
   Total mortgage loans, net............   $  44,657   100.0 %   $  43,880   100.0 %
                                           =========   ======    =========   ======

--------

(1)In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank"). The Company purchased $64 million of commercial mortgage loans during the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2012                                          2011
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     441   $     181     $   --    $     622 $      73   $     159     $    --   $     232
  Evaluated collectively for
   credit losses...............    32,928      11,306        105       44,339    32,701      11,339           1      44,041
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total mortgage loans........    33,369      11,487        105       44,961    32,774      11,498           1      44,273
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
Valuation allowances:
  Specific credit losses.......        84          21         --          105        44          45          --          89
  Non-specifically identified
   credit losses...............       172          27         --          199       274          30          --         304
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total valuation
    allowances.................       256          48         --          304       318          75          --         393
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
    Mortgage loans, net of
     valuation
     allowance................. $  33,113   $  11,439     $  105    $  44,657 $  32,456   $  11,423     $     1   $  43,880
                                ========== ============ =========== ========= ========== ============ =========== =========

  Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                            Commercial Agricultural  Total
                                            ---------- ------------ --------
                                                     (In millions)
   Balance at January 1, 2010..............  $    492    $   102    $    594
   Provision (release).....................      (39)         12        (27)
   Charge-offs, net of recoveries..........      (12)       (33)        (45)
                                            ---------- ------------ --------
   Balance at December 31, 2010............       441         81         522
   Provision (release).....................     (111)        (2)       (113)
   Charge-offs, net of recoveries..........      (12)        (4)        (16)
                                            ---------- ------------ --------
   Balance at December 31, 2011............       318         75         393
   Provision (release).....................      (50)          2        (48)
   Charge-offs, net of recoveries..........      (12)       (24)        (36)
   Transfer to held-for-sale...............        --        (5)         (5)
                                            ---------- ------------ --------
   Balance at December 31, 2012............  $    256    $    48    $    304
                                            ========== ============ ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans. For evaluations of residential loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status which is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------            % of     Estimated    % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total    Total   Fair Value    Total
                       --------- ------------- -------- --------- ------  ------------- ------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7 %   $  27,894    78.8 %
65% to 75%............     4,254        641         108     5,003   15.0        5,218     14.7
76% to 80%............       448        123         259       830    2.5          863      2.4
Greater than 80%......       847        501         255     1,603    4.8        1,451      4.1
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0 %   $  35,426   100.0 %
                       =========   ========    ======== ========= ======    =========   ======
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $  20,510   $    389    $    332 $  21,231  64.8 %   $  22,547    66.1 %
65% to 75%............     6,919        237         268     7,424   22.6        7,734     22.6
76% to 80%............       950         98         200     1,248    3.8        1,251      3.7
Greater than 80%......     1,880        674         317     2,871    8.8        2,588      7.6
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,259   $  1,398    $  1,117 $  32,774 100.0 %   $  34,120   100.0 %
                       =========   ========    ======== ========= ======    =========   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                            ----------------------------------------------
                                     2012                    2011
                            ----------------------  ----------------------
                              Recorded      % of      Recorded      % of
                             Investment     Total    Investment     Total
                            ------------- --------  ------------- --------
                            (In millions)           (In millions)
     Loan-to-value ratios:
     Less than 65%.........   $  10,628      92.5 %   $  10,378      90.2 %
     65% to 75%............         514        4.5          732        6.4
     76% to 80%............          92        0.8           12        0.1
     Greater than 80%......         253        2.2          376        3.3
                            ------------- --------  ------------- --------
      Total................   $  11,487     100.0 %   $  11,498     100.0 %
                            ============= ========  ============= ========

  The estimated fair value of agricultural mortgage loans was $11.8 billion and $11.9 billion at December 31, 2012 and 2011, respectively.

Credit Quality of Residential Mortgage Loans

  All residential mortgage loans were performing at both December 31, 2012 and 2011; accordingly, residential mortgage loan data is not presented in the following past due, impaired and troubled debt restructuring tables. The estimated fair value of residential mortgage loans was $109 million and $1 million at December 31, 2012 and 2011, respectively.

Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial and residential mortgage loans -- 60 days; and agricultural mortgage loans -- 90 days. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                                                Greater than 90 Days Past Due
                                                      Past Due                   and Still Accruing Interest
                                         ----------------------------------- -----------------------------------
                                         December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
                                         ----------------- ----------------- ----------------- -----------------
                                                                                        (In millions)
Commercial..............................     $      --         $      63         $     --          $     --
Agricultural............................           116               139               53                27
                                         ----------------- ----------------- ----------------- -----------------
  Total.................................     $     116         $     202         $     53          $     27
                                         ================= ================= ================= =================

                                                  Nonaccrual Status
                                         -----------------------------------
                                         December 31, 2012 December 31, 2011
                                         ----------------- -----------------

Commercial..............................     $      83         $      63
Agricultural............................            67               150
                                         ----------------- -----------------
  Total.................................     $     150         $     213
                                         ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Impaired Mortgage Loans

  Information regarding impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the periods ended:

                                                                 Loans without
                         Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                     ---------------------------------------- --------------------  --------------------------------------
                      Unpaid                                   Unpaid                Unpaid             Average
                     Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
December 31,          Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
-------------------  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                 (In millions)
2012:
Commercial..........  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural........     110        107         21        86       79          74       189       160       201        8
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========
2011:
Commercial..........  $   73     $   73     $   44    $   29   $  225      $  209    $  298    $  238    $  257    $   5
Agricultural........     160        159         45       114       62          60       222       174       239        3
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  233     $  232     $   89    $  143   $  287      $  269    $  520    $  412    $  496    $   8
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========

  Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $126 million and $259 million, respectively, for the year ended December 31, 2010; and interest income recognized for commercial and agricultural mortgage loans was $4 million and $8 million, respectively, for the year ended December 31, 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                 For the Years Ended December 31,
              -------------------------------------------------------------------------------
                             2012                                    2011
              --------------------------------------- ---------------------------------------
              Number of                               Number of
              Mortgage  Carrying Value after Specific Mortgage  Carrying Value after Specific
                Loans      Valuation Allowance          Loans      Valuation Allowance
              --------- ----------------------------- --------- -----------------------------
                            Pre-          Post-                     Pre-          Post-
                        Modification   Modification             Modification   Modification
                        ------------   ------------             ------------   ------------
                              (In millions)                           (In millions)
Commercial...     1       $    168       $    152         4       $    125       $     87
Agricultural.     5             17             16         9             40             40
              --------- ------------   ------------   --------- ------------   ------------
  Total......     6       $    185       $    168        13       $    165       $    127
              ========= ============   ============   ========= ============   ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. During the 12 months ended December 31, 2011, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged leases.

  Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  December 31,
                                               -------------------
                                                 2012      2011
                                               -------- ----------
                                                  (In millions)
              Rental receivables, net......... $  1,465 $    1,761
              Estimated residual values.......      927      1,110
                                               -------- ----------
               Subtotal.......................    2,392      2,871
              Unearned income.................    (834)    (1,039)
                                               -------- ----------
               Investment in leveraged leases. $  1,558 $    1,832
                                               ======== ==========

  Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances, are as long as 33 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $1.4 billion and $1.3 billion at December 31, 2012 and 2011, respectively.

The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                        ------  ------  ------
                                                          (In millions)
    Income from investment in leveraged leases........ $   34   $  101  $  102
    Less: Income tax expense on leveraged leases......   (12)     (35)    (36)
                                                        ------  ------  ------
    Investment income after income tax from
      investment in leveraged leases.................. $   22   $   66  $   66
                                                        ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.1 billion and $1.2 billion at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2012      2011      2010
                                                                         --------- --------- --------
                                                                                (In millions)
Fixed maturity securities............................................... $  19,120 $  14,266 $  6,189
Fixed maturity securities with noncredit OTTI losses in accumulated
  other comprehensive income (loss).....................................     (256)     (522)    (419)
                                                                         --------- --------- --------
   Total fixed maturity securities......................................    18,864    13,744    5,770
Equity securities.......................................................      (13)      (98)     (66)
Derivatives.............................................................     1,052     1,293       90
Short-term investments..................................................       (2)      (10)     (13)
Other...................................................................        18        45       48
                                                                         --------- --------- --------
   Subtotal.............................................................    19,919    14,974    5,829
                                                                         --------- --------- --------
Amounts allocated from:
 Insurance liability loss recognition...................................   (5,120)   (3,495)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................        12        33       27
 DAC and VOBA...........................................................   (1,231)   (1,102)    (833)
 Policyholder dividend obligation.......................................   (3,828)   (2,919)    (876)
                                                                         --------- --------- --------
   Subtotal.............................................................  (10,167)   (7,483)  (2,108)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)...........        86       172      138
Deferred income tax benefit (expense)...................................   (3,498)   (2,794)  (1,440)
                                                                         --------- --------- --------
Net unrealized investment gains (losses)................................     6,340     4,869    2,419
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................       (1)       (1)      (1)
                                                                         --------- --------- --------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $   6,339 $   4,868 $  2,418
                                                                         ========= ========= ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2012          2011
                                                           --------      --------
                                                           (In millions)
      Balance, January 1,............................... $  (522)      $  (419)
      Noncredit OTTI losses recognized (1)..............     (22)          (17)
      Securities sold with previous noncredit OTTI loss.      122            85
      Subsequent changes in estimated fair value........      166         (171)
                                                           --------      --------
      Balance, December 31,............................. $  (256)      $  (522)
                                                           ========      ========

--------
(1)Noncredit OTTI losses recognized, net of DAC, were ($26) million and ($16) million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2012       2011      2010
                                                                         ---------- ---------- --------
                                                                                 (In millions)
Balance, beginning of period............................................ $    4,868 $    2,418 $  (612)
Cumulative effect of change in accounting principles, net of income tax.         --         --       10
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        266      (103)      155
Unrealized investment gains (losses) during the year....................      4,679      9,248    6,650
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................    (1,625)    (3,069)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................       (21)          6     (22)
 DAC and VOBA...........................................................      (129)      (269)    (829)
 Policyholder dividend obligation.......................................      (909)    (2,043)    (876)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..........       (86)         34     (46)
 Deferred income tax benefit (expense)..................................      (704)    (1,354)  (1,580)
                                                                         ---------- ---------- --------
Net unrealized investment gains (losses)................................      6,339      4,868    2,424
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --      (6)
                                                                         ---------- ---------- --------
Balance, end of period.................................................. $    6,339 $    4,868 $  2,418
                                                                         ========== ========== ========
Change in net unrealized investment gains (losses)...................... $    1,471 $    2,450 $  3,036
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................         --         --      (6)
                                                                         ---------- ---------- --------
Change in net unrealized investment gains (losses) attributable to
 Metropolitan Life Insurance Company.................................... $    1,471 $    2,450 $  3,030
                                                                         ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                      December 31,
                                                   -------------------
                                                     2012      2011
                                                   --------- ---------
                                                      (In millions)
          Securities on loan: (1)
            Amortized cost........................ $  16,224 $  13,595
            Estimated fair value.................. $  18,564 $  15,726
          Cash collateral on deposit from
            counterparties (2).................... $  19,036 $  15,870
          Security collateral on deposit from
            counterparties (3).................... $      46 $     188
          Reinvestment portfolio -- estimated
            fair value............................ $  19,392 $  15,803

--------

(1)Included within fixed maturity securities, equity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,555 $    976
 Invested assets pledged as collateral (1)...................   19,812   17,280
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 21,367 $ 18,256
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see
   Note 9).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI (see Note 1).

  The Company's PCI fixed maturity securities were as follows at:

                                                      December 31,
                                                    -----------------
                                                      2012     2011
                                                    -------- --------
                                                      (In millions)
           Outstanding principal and interest
             balance (1)........................... $  4,335 $  3,708
           Carrying value (2)...................... $  3,441 $  2,675

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                      Years Ended December 31,
                                                    --------------------------
                                                      2012          2011
                                                      --------      --------
                                                      (In millions)
           Contractually required payments
             (including interest).................. $  1,911      $  4,260
           Cash flows expected to be collected (1). $  1,436      $  3,603
           Fair value of investments acquired...... $    936      $  2,140

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                   --------------------------
                                                     2012          2011
                                                     ---------     --------
                                                     (In millions)
          Accretable yield, January 1,............ $   1,978     $    436
          Investments purchased...................       500        1,463
          Accretion recognized in earnings........     (181)         (97)
          Disposals...............................      (84)           --
          Reclassification (to) from
            nonaccretable difference..............       144          176
                                                     ---------     --------
          Accretable yield, December 31,.......... $   2,357     $  1,978
                                                     =========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $7.5 billion at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.9 billion at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2011 and 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $259.4 billion and $229.7 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled
$22.2 billion at both December 31, 2012 and 2011. Aggregate net income (loss) of these entities totaled $16.5 billion, $8.4 billion and $16.5 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                      December 31,
                                          -------------------------------------
                                                 2012               2011
                                          ------------------ ------------------
                                          Total     Total    Total     Total
                                          Assets Liabilities Assets Liabilities
                                          ------ ----------- ------ -----------
                                                      (In millions)
 Other limited partnership interests..... $  189   $    1    $  203   $    1
 CSEs (assets (primarily securities) and
   liabilities (primarily debt)) (1).....     51       50       146      138
 Fixed maturity securities (2)...........    172       83        --       --
 Other invested assets...................     85       --       102        1
 Real estate joint ventures..............     11       14        16       18
                                          ------   ------    ------   ------
   Total................................. $  508   $  148    $  467   $  158
                                          ======   ======    ======   ======

--------

(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The assets and liabilities of these CSEs are primarily trading and FVO securities and long-term debt, respectively, and to a lesser extent include cash and cash equivalents and other liabilities. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2012 and 2011. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $4 million, $9 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million for the year ended December 31, 2012. There was no interest expense for both the years ended December 31, 2011 and 2010.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                         -------------------------------------------
                                                 2012                  2011
                                         --------------------- ---------------------
                                                     Maximum               Maximum
                                         Carrying   Exposure   Carrying   Exposure
                                          Amount   to Loss (1)  Amount   to Loss (1)
                                         --------- ----------- --------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and
   ABS) (2)............................. $  42,936  $  42,936  $  41,410  $  41,410
  U.S. and foreign corporate............     2,566      2,566      2,379      2,379
Other limited partnership interests.....     2,966      3,880      2,537      3,259
Other invested assets...................     1,068      1,381        745      1,140
Real estate joint ventures..............        34         40         32         49
                                         ---------  ---------  ---------  ---------
   Total................................ $  49,570  $  50,803  $  47,103  $  48,237
                                         =========  =========  =========  =========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $315 million and $264 million at December 31, 2012 and 2011, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                                     Years Ended December 31,
                                                                   -----------------------------
                                                                     2012      2011      2010
                                                                   --------- --------- ---------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................ $   8,295 $   8,225 $   8,147
 Equity securities................................................        68        73        89
 Trading and FVO securities -- Actively Traded Securities and FVO
   general account securities (1).................................        77        29        72
 Mortgage loans...................................................     2,528     2,401     2,258
 Policy loans.....................................................       451       479       515
 Real estate and real estate joint ventures.......................       593       493       329
 Other limited partnership interests..............................       555       435       684
 Cash, cash equivalents and short-term investments................        19        12        15
 International joint ventures.....................................       (2)       (1)         9
 Other............................................................         7       112       111
                                                                   --------- --------- ---------
     Subtotal.....................................................    12,591    12,258    12,229
   Less: Investment expenses......................................       743       652       663
                                                                   --------- --------- ---------
     Subtotal, net................................................    11,848    11,606    11,566
                                                                   --------- --------- ---------
 FVO CSEs -- interest income:
   Securities.....................................................         4         9        15
                                                                   --------- --------- ---------
       Net investment income...................................... $  11,852 $  11,615 $  11,581
                                                                   ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $44 million, $2 million and $30 million for the years ended
   December 31, 2012, 2011, and 2010, respectively.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                                  ------------------------
                                                    2012      2011    2010
                                                  --------   ------ --------
                                                       (In millions)
     Total gains (losses) on fixed maturity
       securities:
       Total OTTI losses recognized -- by
        sector and industry:
        U.S. and foreign corporate
          securities -- by industry:
          Utility................................ $   (29)   $   -- $    (1)
          Finance................................     (21)     (37)    (117)
          Consumer...............................     (19)     (40)     (20)
          Communications.........................     (18)     (26)     (10)
          Industrial.............................      (4)      (8)       --
          Transportation.........................      (1)       --       --
                                                  --------   ------ --------
            Total U.S. and foreign corporate
              securities.........................     (92)    (111)    (148)
          RMBS...................................     (70)     (78)     (87)
          CMBS...................................     (28)      (9)     (59)
          ABS....................................      (2)     (28)     (66)
          Foreign government.....................       --      (1)       --
                                                  --------   ------ --------
       OTTI losses on fixed maturity
        securities recognized in earnings........    (192)    (227)    (360)
       Fixed maturity securities -- net
        gains (losses) on sales and disposals....       16      107      129
                                                  --------   ------ --------
          Total gains (losses) on fixed
            maturity securities..................    (176)    (120)    (231)
                                                  --------   ------ --------
     Total gains (losses) on equity
       securities:
       Total OTTI losses recognized -- by
        sector:
        Common...................................      (7)      (8)      (4)
        Non-redeemable preferred.................       --     (33)      (3)
                                                  --------   ------ --------
       OTTI losses on equity securities
        recognized in earnings...................      (7)     (41)      (7)
       Equity securities - net gains
        (losses) on sales and disposals..........       15       44       77
                                                  --------   ------ --------
        Total gains (losses) on equity
          securities.............................        8        3       70
                                                  --------   ------ --------
     Trading and FVO securities -- FVO
       general account securities -- changes
       in estimated fair value subsequent to
       consolidation.............................       11      (2)       --
     Mortgage loans..............................       84      133       59
     Real estate and real estate joint
       ventures..................................     (27)      133     (33)
     Other limited partnership interests.........     (35)       11      (5)
     Other investment portfolio gains
       (losses)..................................    (192)      (4)       36
                                                  --------   ------ --------
        Subtotal -- investment portfolio
          gains (losses).........................    (327)      154    (104)
                                                  --------   ------ --------
     FVO CSEs -- changes in estimated fair
       value subsequent to consolidation:
       Securities................................       --       --     (78)
       Long-term debt -- related to
        securities...............................      (7)      (8)       48
     Non-investment portfolio gains (losses).....        4     (14)     (36)
                                                  --------   ------ --------
        Subtotal FVO CSEs and non-investment
          portfolio gains (losses)...............      (3)     (22)     (66)
                                                  --------   ------ --------
          Total net investment gains (losses).... $  (330)   $  132 $  (170)
                                                  ========   ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $2 million, $21 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                     Years Ended December 31,
                                              -----------------------------------------------------------------------
                                                2012     2011     2010   2012  2011  2010    2012     2011     2010
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
                                              Fixed Maturity Securities  Equity Securities           Total
                                              -------------------------- ----------------- --------------------------
                                                                           (In millions)
Proceeds..................................... $ 29,472 $ 34,015 $ 30,817 $ 126 $ 771 $ 429 $ 29,598 $ 34,786 $ 31,246
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains....................... $    327 $    445 $    544 $  23 $  86 $  88 $    350 $    531 $    632
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses......................    (311)    (338)    (415)   (8)  (42)  (11)    (319)    (380)    (426)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses recognized in earnings:
 Credit-related..............................    (125)    (183)    (334)    --    --    --    (125)    (183)    (334)
 Other (1)...................................     (67)     (44)     (26)   (7)  (41)   (7)     (74)     (85)     (33)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses recognized in earnings..    (192)    (227)    (360)   (7)  (41)   (7)    (199)    (268)    (367)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Net investment gains (losses)............. $  (176) $  (120) $  (231) $   8 $   3 $  70 $  (168) $  (117) $  (161)
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                             Years Ended December 31,
                                                                                           --------------------------
                                                                                             2012          2011
                                                                                             --------      --------
                                                                                             (In millions)
Balance, at January 1,.................................................................... $    316      $    330
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously impaired.       38            33
 Additional impairments -- credit loss OTTI recognized on securities previously impaired..       45            68
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI............................................................     (95)          (82)
 Securities impaired to net present value of expected future cash flows...................     (17)          (24)
 Increases in cash flows -- accretion of previous credit loss OTTI........................      (2)           (9)
                                                                                             --------      --------
Balance, at December 31,.................................................................. $    285      $    316
                                                                                             ========      ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011     2010
                                                    -----   ------  ------
                                                      (In millions)
          Estimated fair value of invested assets
            transferred to affiliates............. $   4   $  170   $  444
          Amortized cost of invested assets
            transferred to affiliates............. $   4   $  164   $  431
          Net investment gains (losses)
            recognized on transfers............... $  --   $    6   $   13
          Estimated fair value of invested assets
            transferred from affiliates........... $  --   $  132   $  582

  The Company purchased from MetLife Bank, an affiliate, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016,
$150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due
December 16, 2021. Net investment income from these loans was $93 million, $69 million and $59 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2012 and 2011. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $158 million, $164 million and $107 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of $4 million, $3 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  To a lesser extent the Company uses currency options in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Equity Derivatives

  To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                                         2012                           2011
                                                            ------------------------------- -----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                             Notional  -------------------- Notional --------------------
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount   Assets  Liabilities
-                          -------------------------------- ---------- -------- ----------- -------- -------- -----------
                                                                                    (In millions)
Derivatives
Designated as Hedging
Instruments
Fair value hedges:
  Interest rate swaps.....       Interest rate............. $    4,824 $  1,893  $     79   $  4,259 $  1,849  $     86
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      3,064      332        71      2,622      312        79
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................         7,888    2,225       150      6,881    2,161       165
                                                            ---------- --------  --------   -------- --------  --------
Cash flow hedges:
  Interest rate swaps.....       Interest rate.............      2,984      606        --      2,875      852        --
  Interest rate forwards..       Interest rate.............        265       58        --        345       81        --
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      7,595      198       246      5,135      314       160
  Credit forwards.........       Credit....................         --       --        --         20        4        --
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................        10,844      862       246      8,375    1,251       160
                                                            ---------- --------  --------   -------- --------  --------
    Total qualifying hedges............................         18,732    3,087       396     15,256    3,412       325
                                                            ---------- --------  --------   -------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps.......       Interest rate.............     41,008    1,978       854     28,935    1,908       866
Interest rate floors......       Interest rate.............     33,870      737       493     13,290      789        14
Interest rate caps........       Interest rate.............     40,434       63        --     38,532       83        --
Interest rate futures.....       Interest rate.............      2,476       --        10      2,675        6         2
Interest rate options.....       Interest rate.............      4,862      336         2      4,624      326        --
Interest rate forwards....       Interest rate.............         --       --        --        500       --        14
Synthetic GICs............       Interest rate.............      4,162       --        --      4,454       --        --
Foreign currency swaps....       Foreign currency
                                 exchange rate.............      6,411      137       532      5,392      241       410
Foreign currency forwards.       Foreign currency
                                 exchange rate.............      2,131       16        26      2,014       81        --
Currency options..........       Foreign currency
                                 exchange rate.............        129        1        --         --       --        --
Credit default swaps......       Credit....................      7,693       62        19      7,765       90        81
Equity options............       Equity market.............        630        1        --        135       --        --
                                                            ---------- --------  --------   -------- --------  --------
   Total non-designated or non-qualifying
    derivatives.........................................       143,806    3,331     1,936    108,316    3,524     1,387
                                                            ---------- --------  --------   -------- --------  --------
   Total................................................    $  162,538 $  6,418  $  2,332   $123,572 $  6,936  $  1,712
                                                            ========== ========  ========   ======== ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses)
        (1).................................... $   77 $  2,040 $    353
       Embedded derivatives....................    598    (462)    (619)
                                                ------ -------- --------
        Total net derivative gains (losses).... $  675 $  1,578 $  (266)
                                                ====== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents earned income on derivatives for the:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2012     2011    2010
                                                   ------  ------  ------
                                                     (In millions)
         Qualifying hedges:
           Net investment income................. $  108   $   96  $   82
           Interest credited to policyholder
            account balances.....................    146      173     196
         Non-qualifying hedges:
           Net investment income.................    (6)      (8)     (4)
           Net derivative gains (losses).........    314      179      53
                                                  ------   ------  ------
            Total................................ $  562   $  440  $  327
                                                  ======   ======  ======

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                     Net          Net
                                                  Derivative   Investment
                                                Gains (Losses) Income (1)
                                                -------------- ----------
                                                      (In millions)
       For the Year Ended December 31, 2012:
       Interest rate derivatives...............   $    (83)     $    --
       Foreign currency exchange rate
         derivatives...........................       (252)          --
       Credit derivatives......................          33        (15)
       Equity derivatives......................          --        (12)
                                                -------------- ----------
         Total.................................   $   (302)     $  (27)
                                                ============== ==========
       For the Year Ended December 31, 2011:
       Interest rate derivatives...............   $   1,679     $    --
       Foreign currency exchange rate
         derivatives...........................         103          --
       Credit derivatives......................          13           5
       Equity derivatives......................          --        (14)
                                                -------------- ----------
         Total.................................   $   1,795     $   (9)
                                                -------------- ==========
       For the Year Ended December 31, 2010:
       Interest rate derivatives...............   $     149     $    --
       Foreign currency exchange rate
         derivatives...........................         106          --
       Credit derivatives......................          28         (2)
       Equity derivatives......................          13        (17)
                                                -------------- ----------
         Total.................................   $     296     $  (19)
                                                ============== ==========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $         2   $         (3)    $      (1)
                           Policyholder liabilities (1).......          (72)              89            17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           (1)               1            --
                           Foreign-denominated PABs (2).......            32            (41)           (9)
                                                                 -----------   -------------    ----------
  Total.....................................................     $       (39)  $          46    $        7
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $      (18)   $          18    $       --
                           Policyholder liabilities (1).......         1,019           (994)            25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             1               3             4
                           Foreign-denominated PABs (2).......            28            (55)          (27)
                                                                 -----------   -------------    ----------
  Total.....................................................     $     1,030   $     (1,028)    $        2
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2010:
Interest rate swaps:       Fixed maturity securities..........   $      (13)   $          15    $        2
                           Policyholder liabilities (1).......           153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            13            (13)            --
                           Foreign-denominated PABs (2).......            47            (34)            13
                                                                 -----------   -------------    ----------
  Total.....................................................     $       200   $       (182)    $       18
                                                                 ===========   =============    ==========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

probable of occurring within two months of the anticipated date, the Company reclassified $1 million, $3 million and $9 million from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and nine years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $1.1 billion and $1.3 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                           Amount of Gains (Losses)       Amount and Location of Gains           Amount and Location
                           Deferred in Accumulated         (Losses) Reclassified from             of Gains (Losses)
Derivatives in Cash Flow  Other Comprehensive Income     Accumulated Other Comprehensive     Recognized in Income (Loss)
Hedging Relationships       (Loss) on Derivatives       Income (Loss) into Income (Loss)           on Derivatives
------------------------  -------------------------- --------------------------------------- ---------------------------
                             (Effective Portion)               (Effective Portion)              (Ineffective Portion)
                          -------------------------- --------------------------------------- ---------------------------
                                                     Net Derivative Net Investment  Other          Net Derivative
                                                     Gains (Losses)     Income     Expenses        Gains (Losses)
                                                     -------------- -------------- --------- ---------------------------
                                                                  (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps......   $                 (55)     $        3     $        4   $      --    $                   1
Interest rate forwards...                      (1)             --              2          --                       --
Foreign currency swaps...                    (187)            (7)            (5)          --                      (5)
Credit forwards..........                       --             --              1          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                (243)     $      (4)     $        2   $      --    $                 (4)
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2011:
Interest rate swaps......   $                  919     $       --     $        1   $      --    $                   1
Interest rate forwards...                      128             22              2          --                        2
Foreign currency swaps...                      166              7            (5)          --                        1
Credit forwards..........                       18              1             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                1,231     $       30     $      (2)   $      --    $                   4
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2010:
Interest rate swaps......   $                   90     $       --     $       --   $       1    $                   3
Interest rate forwards...                     (35)             10              3          --                      (1)
Foreign currency swaps...                       74           (56)            (6)          --                       --
Credit forwards..........                        5             --             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                  134     $     (46)     $      (3)   $       1    $                   2
                          ========================== ============== ============== ========= ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, ($4) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.2 billion and $5.4 billion at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $50 million and paid $29 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      7            573           2.5  $      3   $        488           3.1
   Credit default swaps referencing
     indices............................        31          2,064           2.1       (1)          2,150           3.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................        38          2,637           2.2         2          2,638           3.0
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................         4            835           3.2      (10)            750           3.6
   Credit default swaps referencing
     indices............................         6          2,469           4.9      (19)          1,959           4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................        10          3,304           4.5      (29)          2,709           4.5
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................        --             25           2.7        --             25           3.5
   Credit default swaps referencing
     indices............................        --             --            --        --             --            --
                                         ---------- --------------              ---------- --------------
    Subtotal............................        --             25           2.7        --             25           3.5
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................        --             --            --        --             --            --
   Credit default swaps referencing
     indices............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Subtotal.............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Total................................  $     50   $      6,230           3.5  $   (29)   $      5,397           3.8
                                         ========== ==============              ========== ==============

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.2 billion and $5.4 billion from the table above were $120 million and $80 million at December 31, 2012 and 2011, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at December 31, 2012. Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and ($1) million in fair value at December 31, 2011.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $3.4 billion and $4.4 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $1.2 billion and $768 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                            Estimated Fair Value of    Fair Value of Incremental Collateral
                                                              Collateral Provided:                Provided Upon:
                                                          ---------------------------- ------------------------------------
                                                                                                      Downgrade in the
                                                                                       One Notch  Company's Credit Rating
                                                                                       Downgrade  to a Level that Triggers
                                         Estimated                                      in the         Full Overnight
                                       Fair Value of                                   Company's    Collateralization or
                                     Derivatives in Net   Fixed Maturity                Credit          Termination
                                   Liability Position (1) Securities (2)   Cash (3)     Rating   of the Derivative Position
                                   ---------------------- -------------- ------------- --------- --------------------------
                                                                         (In millions)
December 31, 2012:
Derivatives subject to credit-
  contingent provisions...........      $        263         $    261       $    --     $    --       $             1
Derivatives not subject to credit-
  contingent provisions...........                --               --             1          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        263         $    261       $     1     $    --       $             1
                                   ====================== ============== ============= ========= ==========================
December 31, 2011:
Derivatives subject to credit-
  contingent provisions...........      $        151         $     94       $    --     $    25       $            64
Derivatives not subject to credit-
  contingent provisions...........                --               --            --          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        151         $     94       $    --     $    25       $            64
                                   ====================== ============== ============= ========= ==========================

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $35 million and $37 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                           -----------------
                                                              Balance Sheet Location         2012     2011
                                                          -------------------------------- -------- --------
                                                                                             (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and other receivables..................... $  1,362 $  1,163
  Options embedded in debt or equity
   securities............................................ Investments.....................     (55)     (15)
                                                                                           -------- --------
   Net embedded derivatives within
     asset host contracts................................                                  $  1,307 $  1,148
                                                                                           ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs............................ $   (92) $    307
  Funds withheld on ceded reinsurance.................... Other liabilities...............    1,563    1,646
  Other.................................................. PABs............................       16       17
                                                                                           -------- --------
   Net embedded derivatives within
     liability host contracts............................                                  $  1,487 $  1,970
                                                                                           ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  598 $  (462) $  (619)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($71) million, $88 million and ($43) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $122 million, ($219) million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                      Level 1  Unadjusted quoted prices in active
                               markets for identical assets or
                               liabilities. The Company defines
                               active markets based on average
                               trading volume for equity securities.
                               The size of the bid/ask spread is
                               used as an indicator of market
                               activity for fixed maturity
                               securities.

                      Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                      Level 3  Unobservable inputs that are
                               supported by little or no market
                               activity and are significant to the
                               determination of estimated fair value
                               of the assets or liabilities.
                               Unobservable inputs reflect the
                               reporting entity's own assumptions
                               about the assumptions that market
                               participants would use in pricing the
                               asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                               Level 1   Level 2  Level 3    Fair Value
                                                              --------- --------- -------- ---------------
                                                                          (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $      -- $  61,540 $  5,460   $      67,000
  U.S. Treasury and agency...................................    17,653    14,927       71          32,651
  Foreign corporate..........................................        --    27,180    3,054          30,234
  RMBS.......................................................        --    23,323    1,702          25,025
  CMBS.......................................................        --     9,384      402           9,786
  ABS........................................................        --     6,202    1,923           8,125
  State and political subdivision............................        --     6,720       --           6,720
  Foreign government.........................................        --     3,853      282           4,135
                                                              --------- --------- -------- ---------------
    Total fixed maturity securities..........................    17,653   153,129   12,894         183,676
                                                              --------- --------- -------- ---------------
Equity securities:
  Common stock...............................................       189       792       60           1,041
  Non-redeemable preferred stock.............................        --       177      281             458
                                                              --------- --------- -------- ---------------
    Total equity securities..................................       189       969      341           1,499
                                                              --------- --------- -------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         7       646        6             659
  FVO general account securities.............................        --        26       26              52
  FVO securities held by CSEs................................        --        41       --              41
                                                              --------- --------- -------- ---------------
    Total trading and FVO securities.........................         7       713       32             752
                                                              --------- --------- -------- ---------------
Short-term investments (1)...................................     2,565     3,936      252           6,753
Derivative assets: (2)
  Interest rate..............................................        --     5,613       58           5,671
  Foreign currency exchange rate.............................        --       646       38             684
  Credit.....................................................        --        29       33              62
  Equity market..............................................        --         1       --               1
                                                              --------- --------- -------- ---------------
    Total derivative assets..................................        --     6,289      129           6,418
                                                              --------- --------- -------- ---------------
Net embedded derivatives within asset host contracts (3).....        --        --    1,362           1,362
Separate account assets (4)..................................    24,237    95,794      940         120,971
                                                              --------- --------- -------- ---------------
     Total assets............................................ $  44,651 $ 260,830 $ 15,950   $     321,431
                                                              ========= ========= ======== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $      10 $   1,428 $     --   $       1,438
  Foreign currency exchange rate.............................        --       874        1             875
  Credit.....................................................        --        19       --              19
  Equity market..............................................        --        --       --              --
                                                              --------- --------- -------- ---------------
    Total derivative liabilities.............................        10     2,321        1           2,332
                                                              --------- --------- -------- ---------------
Net embedded derivatives within liability host contracts (3).        --        16    1,471           1,487
Long-term debt of CSEs.......................................        --        --       44              44
Trading liabilities (5)......................................       163        --       --             163
                                                              --------- --------- -------- ---------------
     Total liabilities....................................... $     173 $   2,337 $  1,516   $       4,026
                                                              ========= ========= ======== ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                                             December 31, 2011
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   56,777 $    4,919   $   61,696
  U.S. Treasury and agency...................................     11,450     14,369         25       25,844
  Foreign corporate..........................................         --     26,888      2,258       29,146
  RMBS.......................................................         --     25,028        691       25,719
  CMBS.......................................................         --      8,886        219        9,105
  ABS........................................................         --      5,440      1,146        6,586
  State and political subdivision............................         --      6,182         --        6,182
  Foreign government.........................................         --      3,609        291        3,900
                                                              ---------- ---------- ---------- ---------------
    Total fixed maturity securities..........................     11,450    147,179      9,549      168,178
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Common stock...............................................         79        673        104          856
  Non-redeemable preferred stock.............................         --        129        293          422
                                                              ---------- ---------- ---------- ---------------
    Total equity securities..................................         79        802        397        1,278
                                                              ---------- ---------- ---------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         --        473         --          473
  FVO general account securities.............................         --         93         14          107
  FVO securities held by CSEs................................         --        117         --          117
                                                              ---------- ---------- ---------- ---------------
    Total trading and FVO securities.........................         --        683         14          697
                                                              ---------- ---------- ---------- ---------------
Short-term investments (1)...................................      1,641      4,364        134        6,139
Derivative assets: (2)
  Interest rate..............................................          6      5,807         81        5,894
  Foreign currency exchange rate.............................         --        892         56          948
  Credit.....................................................         --         71         23           94
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative assets..................................          6      6,770        160        6,936
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within asset host contracts (3).....         --         --      1,163        1,163
Separate account assets (4)..................................     22,445     83,151      1,082      106,678
                                                              ---------- ---------- ---------- ---------------
     Total assets............................................ $   35,621 $  242,949 $   12,499   $  291,069
                                                              ========== ========== ========== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $        2 $      966 $       14   $      982
  Foreign currency exchange rate.............................         --        649         --          649
  Credit.....................................................         --         59         22           81
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative liabilities.............................          2      1,674         36        1,712
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within liability host contracts (3).         --         17      1,953        1,970
Long-term debt of CSEs.......................................         --         --        116          116
Trading liabilities (5)......................................        124          3         --          127
                                                              ---------- ---------- ---------- ---------------
     Total liabilities....................................... $      126 $    1,694 $    2,105   $    3,925
                                                              ========== ========== ========== ===============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, fixed maturity securities and equity securities included embedded derivatives of $0 and ($55) million, respectively. At December 31, 2011, fixed maturity securities and equity securities included embedded derivatives of less than $1 million and ($15) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.5% of the total estimated fair value of fixed maturity securities and 7% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

Securities, Short-term Investments, Long-term Debt of CSEs and Trading
Liabilities

  When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The estimated fair value of FVO securities held by CSEs, long-term debt of CSEs and trading liabilities is determined on a basis consistent with the methodologies described herein for securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and FVO securities.

  Level 2 Valuation Techniques and Key Inputs

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Common and non-redeemable preferred stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Common and non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Separate account assets within this level also include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

     Equity market

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Level 3 Valuation Techniques and Key Inputs:

     These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Interest rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Foreign currency exchange rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency correlation.

     Credit

       Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.


                                            Valuation Techniques        Significant Unobservable Inputs        Range
                                       --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         (50) -     500
                                                                        Illiquidity premium (1)               30  -      30
                                                                        Spreads from below investment
                                                                          grade curves (1)                  (144) -     779
                                                                        Offered quotes (2)                    --  -     178
                                       Market pricing                   Quoted prices (2)                 (1,416) -     830
                                       Consensus pricing                Offered quotes (2)                    35  -     105
                                       --------------------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                     9  -   2,980
                                       Market pricing                   Quoted prices (2)                     13  -     100
                                       Consensus pricing                Offered quotes (2)                    28  -     100
                                       --------------------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    35  -   4,750
                                       Market pricing                   Quoted prices (2)                    100  -     104
                                       --------------------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    --  -   1,829
                                       Market pricing                   Quoted prices (2)                     40  -     102
                                       Consensus pricing                Offered quotes (2)                    --  -     111
                                       --------------------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                   111  -     111
                                       Market pricing                   Quoted prices (2)                     77  -     101
                                       Consensus pricing                Offered quotes (2)                    82  -     158
                                       --------------------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)                       186  -     332
                                       --------------------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)                       647  -     795
                                                                        Currency correlation                  43% -      57%
                                       --------------------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)                   100  -     100
                                       Consensus pricing                Offered quotes (3)
                                       --------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40                        0% -    0.10%
                                                                            Ages 41 - 60                    0.05% -    0.64%
                                                                            Ages 61 - 115                   0.32% -     100%
                                                                        Lapse rates:
                                                                            Durations 1 - 10                0.50% -     100%
                                                                            Durations 11 - 20                  3% -     100%
                                                                            Durations 21 - 116                 3% -     100%
                                                                        Utilization rates (4)                 20% -      50%
                                                                        Withdrawal rates                    0.07% -      10%
                                                                        Long-term equity volatilities      17.40% -      25%
                                                                        Nonperformance risk spread          0.10% -    0.67%
                                       --------------------------------------------------------------------------------------

                                                                                                          Weighted
                                            Valuation Techniques        Significant Unobservable Inputs   Average
                                       ---------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         84
                                                                        Illiquidity premium (1)
                                                                        Spreads from below investment
                                                                          grade curves (1)                  205
                                                                        Offered quotes (2)
                                       Market pricing                   Quoted prices (2)                   138
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  541
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  486
                                       Market pricing                   Quoted prices (2)                   102
                                       ---------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  105
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  111
                                       Market pricing                   Quoted prices (2)                    87
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)
                                       ---------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)
                                                                        Currency correlation
                                       ---------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)
                                       Consensus pricing                Offered quotes (3)
                                       ---------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40
                                                                            Ages 41 - 60
                                                                            Ages 61 - 115
                                                                        Lapse rates:
                                                                            Durations 1 - 10
                                                                            Durations 11 - 20
                                                                            Durations 21 - 116
                                                                        Utilization rates (4)
                                                                        Withdrawal rates
                                                                        Long-term equity volatilities
                                                                        Nonperformance risk spread
                                       ---------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)At December 31, 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(4)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The long-term debt of CSEs is valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements" and Note 11.

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Foreign currency exchange rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes. Increases (decreases) in currency correlation in isolation will increase (decrease) the significance of the change in valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit derivatives

    Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations. Significant increases (decreases) in offered quotes in isolation will result in substantially higher (lower) valuations.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012:
Balance, January 1,...................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146       $  --     $  291
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        7       --           6        27     --        1          --          5
   Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)          --        (5)
   Net derivative gains (losses).........       --       --          --        --     --       --          --         --
 Other comprehensive income (loss).......      173       --         142       220    (3)      (3)          --         19
Purchases (3)............................    1,282       47       1,213       892    268      953          --          2
Sales (3)................................    (848)      (1)       (489)     (242)  (167)    (157)          --       (55)
Issuances (3)............................       --       --          --        --     --       --          --         --
Settlements (3)..........................       --       --          --        --     --       --          --         --
Transfers into Level 3 (4)...............      559       --          99       131    104        4          --         25
Transfers out of Level 3 (4).............    (630)       --       (123)      (12)   (12)     (20)          --         --
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
Balance, December 31,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923       $  --     $  282
                                          ========= ========== ========= ======== ====== ======== =========== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income................. $      4    $  --    $      5  $     27 $   -- $      1       $  --     $    5
   Net investment gains (losses)......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --       $  --     $   --
   Net derivative gains (losses)......... $     --    $  --    $     --  $     -- $   -- $     --       $  --     $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                   Equity Securities:    Trading and FVO Securities:
                                                   --------------------- ------------------------
                                                               Non-                         FVO
                                                            redeemable    Actively        General                  Separate
                                                   Common   Preferred      Traded         Account    Short-term    Account
                                                   Stock      Stock      Securities      Securities  Investments  Assets (6)
                                                   ------   ----------   ----------      ----------  -----------  ----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $  104     $  293       $  --           $  14       $  134      $  1,082
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................     --         --          --              12           --            --
  Net investment gains (losses)...................      7        (1)          --              --           --            84
  Net derivative gains (losses)...................     --         --          --              --           --            --
 Other comprehensive income (loss)................    (7)         16          --              --         (19)            --
Purchases (3).....................................     10          5           6              --          246           171
Sales (3).........................................   (24)       (32)          --              --        (106)         (379)
Issuances (3).....................................     --         --          --              --           --             2
Settlements (3)...................................     --         --          --              --           --           (1)
Transfers into Level 3 (4)........................      1         --          --              --            5            24
Transfers out of Level 3 (4)......................   (31)         --          --              --          (8)          (43)
                                                   ------   ----------   ----------      ----------  -----------  ----------
Balance, December 31,............................. $   60     $  281       $   6           $  26       $  252      $    940
                                                   ======   ==========   ==========      ==========  ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $   --     $   --       $  --           $  12       $   --      $     --
  Net investment gains (losses)................... $  (4)     $   --       $  --           $  --       $   --      $     --
  Net derivative gains (losses)................... $   --     $   --       $  --           $  --       $   --      $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                           Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange             Equity      Embedded       Long-term
                                                     Rate       Rate     Credit    Market   Derivatives (8)  Debt of CSEs
                                                   ---------  --------  --------  --------  ---------------  ------------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $      67  $     56  $      1  $     --    $     (790)    $     (116)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        --        --        --        --             --             --
  Net investment gains (losses)...................        --        --        --        --             --            (7)
  Net derivative gains (losses)...................        17      (19)        38        --            629             --
 Other comprehensive income (loss)................       (1)        --        --        --             --             --
Purchases (3).....................................        --        --        --        --             --             --
Sales (3).........................................        --        --        --        --             --             --
Issuances (3).....................................        --        --       (3)        --             --             --
Settlements (3)...................................      (25)        --       (3)        --             52             79
Transfers into Level 3 (4)........................        --        --        --        --             --             --
Transfers out of Level 3 (4)......................        --        --        --        --             --             --
                                                   ---------  --------  --------  --------  ---------------  ------------
Balance, December 31,............................. $      58  $     37  $     33  $     --    $     (109)    $      (44)
                                                   =========  ========  ========  ========  ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $      --  $     --  $     --  $     --    $        --    $        --
  Net investment gains (losses)................... $      --  $     --  $     --  $     --    $        --    $       (7)
  Net derivative gains (losses)................... $      --  $   (19)  $     36  $     --    $       636    $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                               --------------------------------------------------------------------------------------
                                             U.S.                                               State and
                                 U.S.      Treasury   Foreign                                   Political   Foreign
                               Corporate  and Agency Corporate     RMBS      CMBS      ABS     Subdivision Government
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance, January 1,........... $    5,063    $    44 $    2,796 $    1,985 $    161 $    1,514     $     1   $    171
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......          4         --          7         10       --          2          --          6
  Net investment gains
   (losses)...................       (15)         --         16       (10)      (1)       (12)          --         --
  Net derivative gains
   (losses)...................         --         --         --         --       --         --          --         --
 Other comprehensive income
  (loss)......................        258          2       (24)       (52)       28         42          --         17
Purchases (3).................        789         --        915         78      106        670          --        118
Sales (3).....................      (653)        (1)    (1,129)      (127)     (86)      (370)          --       (21)
Issuances (3).................         --         --         --         --       --         --          --         --
Settlements (3)...............         --         --         --         --       --         --          --         --
Transfers into Level 3 (4)....        122         --        155         --       11         11          --         --
Transfers out of Level 3 (4)..      (649)       (20)      (478)    (1,193)       --      (711)         (1)         --
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
Balance, December 31,......... $    4,919    $    25 $    2,258 $      691 $    219 $    1,146     $    --   $    291
                               ========== ========== ========== ========== ======== ========== =========== ==========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $        4    $    -- $        5 $       11 $     -- $        2     $    --   $      5
  Net investment gains
   (losses)................... $     (27)    $    -- $     (22) $     (10) $     -- $      (9)     $    --   $     --
  Net derivative gains
   (losses)................... $       --    $    -- $       -- $       -- $     -- $       --     $    --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
                                                   ---------------------- -------------------------
                                                                 Non-                       FVO
                                                              redeemable   Actively       General                   Separate
                                                    Common    Preferred     Traded        Account     Short-term    Account
                                                    Stock       Stock     Securities     Securities   Investments  Assets (6)
                                                    --------  ----------  ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $     79    $    633    $    10        $    50      $    379    $    1,509
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --         --            (6)             1            --
  Net investment gains (losses)...................       11        (45)         --             --           (1)           101
  Net derivative gains (losses)...................       --          --         --             --            --            --
 Other comprehensive income (loss)................       11           1         --             --            --            --
Purchases (3).....................................       22           2         --             --           134           188
Sales (3).........................................     (20)       (298)        (8)           (30)         (379)         (482)
Issuances (3).....................................       --          --         --             --            --            --
Settlements (3)...................................       --          --         --             --            --            --
Transfers into Level 3 (4)........................        1          --         --             --            --            18
Transfers out of Level 3 (4)......................       --          --        (2)             --            --         (252)
                                                   --------   ----------  ----------     ----------   -----------  ----------
Balance, December 31,............................. $    104    $    293    $    --        $    14      $    134    $    1,082
                                                   ========   ==========  ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
 Net investment income............................ $     --    $     --    $    --        $   (6)      $      1    $       --
 Net investment gains (losses).................... $    (6)    $   (16)    $    --        $    --      $    (1)    $       --
 Net derivative gains (losses).................... $     --    $     --    $    --        $    --      $     --    $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                         Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange            Equity       Embedded       Long-term
                                                     Rate       Rate     Credit   Market    Derivatives (8)  Debt of CSEs
                                                   --------   --------   ------   -------   ---------------  ------------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance, January 1,...............................  $  (23)     $   46    $  33   $    --         $   (382)     $   (184)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --         --       --        --                --            --
  Net investment gains (losses)...................       --         --       --        --                --           (8)
  Net derivative gains (losses)...................      (7)         10     (33)        --             (458)            --
 Other comprehensive income (loss)................      130         --       14        --                --            --
Purchases (3).....................................       --         --       --        --                --            --
Sales (3).........................................       --         --       --        --                --            --
Issuances (3).....................................       --         --      (2)        --                --            --
Settlements (3)...................................     (33)         --     (11)        --                50            76
Transfers into Level 3 (4)........................       --         --       --        --                --            --
Transfers out of Level 3 (4)......................       --         --       --        --                --            --
                                                   --------   --------   ------   -------   ---------------  ------------
Balance, December 31,.............................  $    67     $   56    $   1   $    --         $   (790)     $   (116)
                                                   ========   ========   ======   =======   ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --     $   --    $  --   $    --         $      --     $      --
  Net investment gains (losses)...................  $    --     $   --    $  --   $    --         $      --     $     (8)
  Net derivative gains (losses)...................                                                              $      --
                                                    $  (13)     $   10    $(32)   $    --         $   (454)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   ---------------------------------------------------------------------------
                                                                           Fixed Maturity Securities:
                                                   ---------------------------------------------------------------------------
                                                                U.S.                                     State and
                                                     U.S.     Treasury   Foreign                         Political   Foreign
                                                   Corporate and Agency Corporate   RMBS   CMBS   ABS   Subdivision Government
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
                                                                                  (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  4,674    $    --  $  3,456 $  2,290 $  87 $  958    $     20   $    249
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        17         --       (1)       63     2      5          --          5
  Net investment gains (losses)...................      (10)         --      (32)     (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)...................        --         --        --       --    --     --          --         --
 Other comprehensive income (loss)................       184         --       179      234    50    113          --         16
Purchases, sales, issuances and settlements (3)...     (400)         22     (709)    (420)  (21)    581           2         15
Transfers into Level 3 (4)........................       751         22       351       57    45     29          --         --
Transfers out of Level 3 (4)......................     (153)         --     (448)    (192)    --  (139)        (21)      (113)
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
Balance, December 31,.............................  $  5,063    $    44  $  2,796 $  1,985 $ 161 $1,514    $      1   $    171
                                                   ========= ========== ========= ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $      8    $    --  $    (2) $     62 $   1 $    5    $     --   $      5
  Net investment gains (losses)...................  $   (32)    $    --  $   (43) $   (26) $ (2) $ (23)    $     --   $     --
  Net derivative gains (losses)...................  $     --    $    --  $     -- $     -- $  -- $   --    $     --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
-                                                  ---------------------- -------------------------
                                                                Non-                        FVO
                                                             redeemable    Actively       General                   Separate
                                                   Common    Preferred      Traded        Account     Short-term    Account
                                                   Stock       Stock      Securities     Securities   Investments  Assets (6)
                                                   -------   ----------   ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2010:
Balance, January 1,............................... $    64    $     793    $      32      $      51    $        8    $  1,583
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................      --           --           --             10             1          --
  Net investment gains (losses)...................     (1)           30           --             --            --         142
  Net derivative gains (losses)...................      --           --           --             --            --          --
 Other comprehensive income (loss)................      --            2           --             --            --          --
Purchases, sales, issuances and settlements (3)...      16        (192)         (22)           (30)           370        (31)
Transfers into Level 3 (4)........................       1           --           --             37            --          46
Transfers out of Level 3 (4)......................     (1)           --           --           (18)            --       (231)
                                                   -------   ----------   ----------     ----------   -----------  ----------
Balance, December 31,............................. $    79    $     633    $      10      $      50    $      379    $  1,509
                                                   =======   ==========   ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $    --    $      --    $      --      $      13    $        1    $     --
  Net investment gains (losses)................... $   (2)    $     (3)    $      --      $      --    $       --    $     --
  Net derivative gains (losses)................... $    --    $      --    $      --      $      --    $       --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                        Net Derivatives: (7)
                                                   ----------------------------------------
                                                               Foreign
                                                               Currency                           Net         Long-term
                                                   Interest    Exchange            Equity      Embedded        Debt of
                                                     Rate        Rate     Credit   Market   Derivatives (8)   CSEs (9)
                                                   --------    --------   ------   ------   ---------------   ----------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $    --    $     53    $  37   $    2     $         166   $       --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --       --       --                --           --
  Net investment gains (losses)...................       --          --       --       --                --           48
  Net derivative gains (losses)...................       23          28        2      (2)             (588)           --
 Other comprehensive income (loss)................     (36)          --        1       --                --           --
Purchases, sales, issuances and settlements (3)...     (10)        (35)      (7)       --                40        (232)
Transfers into Level 3 (4)........................       --          --       --       --                --           --
Transfers out of Level 3 (4)......................       --          --       --       --                --           --
                                                   --------    --------   ------   ------   ---------------   ----------
Balance, December 31,.............................  $  (23)    $     46    $  33   $   --     $       (382)   $    (184)
                                                   ========    ========   ======   ======   ===============   ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --    $     --    $  --   $   --     $          --   $       --
  Net investment gains (losses)...................  $    --    $     --    $  --   $   --     $          --   $       48
  Net derivative gains (losses)...................  $    23    $     21    $   3   $  (2)     $       (584)   $       --

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)The long-term debt of the CSEs consolidated as of January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

 Fair Value Option

  The following table presents information for long-term debt held by CSEs, which are accounted for under the FVO, and were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2012     2011
-                                                                          ------- --------
                                                                            (In millions)
Contractual principal balance............................................. $    60 $    138
Difference between estimated fair value and contractual principal balance.    (16)     (22)
                                                                           ------- --------
 Carrying value at estimated fair value (1)............................... $    44 $    116
                                                                           ======= ========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                      Years Ended December 31,
                                -------------------------------------------------------------------------------------------
                                              2012                              2011                              2010
                                --------------------------------- --------------------------------- -----------------------
                                 Carrying    Carrying              Carrying    Carrying              Carrying    Carrying
                                   Value       Value                 Value       Value                 Value       Value
                                 Prior to      After     Gains     Prior to      After     Gains     Prior to      After
                                Measurement Measurement (Losses)  Measurement Measurement (Losses)  Measurement Measurement
                                ----------- ----------- --------- ----------- ----------- --------- ----------- -----------
                                                                            (In millions)
Mortgage loans, net (1)........  $    377    $    361   $    (16)  $    168    $    143   $    (25)  $    176    $    160
Other limited partnership
 interests (2).................  $     78    $     48   $    (30)  $     11    $      8   $     (3)  $      3    $      1
Real estate joint ventures (3).  $     12    $      8   $     (4)  $     --    $     --   $      --  $      8    $      3
Goodwill (4)...................  $     10    $     --   $    (10)  $     --    $     --   $      --  $     --    $     --

                                ----------

                                ----------


                                 Gains
                                (Losses)
                                ---------

Mortgage loans, net (1)........ $    (16)
Other limited partnership
 interests (2)................. $     (2)
Real estate joint ventures (3). $     (5)
Goodwill (4)................... $      --

--------

(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(3)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2012
                                             --------------------------------------------------------------
                                                                  Fair Value Hierarchy
                                             --------------------------------------------------------------
                                              Carrying                                         Total Estimated
                                               Value        Level 1     Level 2     Level 3      Fair Value
                                             ---------- ----------- ----------- -----------    ---------------
                                                                     (In millions)
Assets:
Mortgage loans, net......................... $   44,657 $        -- $        -- $    47,365      $    47,365
Policy loans................................ $    8,364 $        -- $       793 $     9,470      $    10,263
Real estate joint ventures.................. $       52 $        -- $        -- $        68      $        68
Other limited partnership interests......... $    1,048 $        -- $        -- $     1,161      $     1,161
Other invested assets....................... $    2,014 $        93 $     1,885 $       152      $     2,130
Premiums, reinsurance and other
 receivables................................ $   14,172 $        -- $        37 $    15,129      $    15,166
Liabilities:
PABs........................................ $   71,611 $        -- $        -- $    75,189      $    75,189
Long-term debt.............................. $    2,276 $        -- $     2,713 $        --      $     2,713
Other liabilities........................... $   19,865 $        -- $       171 $    20,488      $    20,659
Separate account liabilities................ $   51,985 $        -- $    51,985 $        --      $    51,985
Commitments: (1)
Mortgage loan commitments................... $       -- $        -- $        -- $        10      $        10
Commitments to fund bank credit facilities,
 bridge loans and private corporate bond
 investments................................ $       -- $        -- $        13 $        --      $        13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                                          December 31, 2011
                                                                                     ---------------------------
                                                                                         Carrying      Estimated
                                                                                        Value       Fair Value
                                                                                     ------------- -------------
                                                                                            (In millions)
Assets:
Mortgage loans, net................................................................. $      43,880 $      46,013
Policy loans........................................................................ $       8,314 $      10,279
Real estate joint ventures.......................................................... $          59 $          73
Other limited partnership interests................................................. $       1,207 $       1,517
Other invested assets............................................................... $       1,996 $       2,032
Premiums, reinsurance and other receivables......................................... $      18,127 $      19,276
Liabilities:
PABs................................................................................ $      65,606 $      68,360
Long-term debt...................................................................... $       2,106 $       2,408
Other liabilities................................................................... $      23,963 $      24,637
Separate account liabilities........................................................ $      45,467 $      45,467
Commitments: (1)
Mortgage loan commitments........................................................... $          -- $           3
Commitments to fund bank credit facilities, bridge loans and private corporate bond
 investments........................................................................ $          -- $          38

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 17 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Capital leases, which are not required to be disclosed at estimated fair value, are excluded from the preceding tables.

  Other Liabilities

  Other liabilities consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain ceded and assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

 Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, such as the Retail Annuities and Life & Other reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the Retail Annuities and Life & Other reporting units are particularly sensitive to equity market levels.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  A discontinued cash flow valuation was performed for the Retail Annuities reporting unit that resulted in a fair value of the reporting unit less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. While performing the Step 2 analysis, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment, the Company considered similar analysis performed on the Retail Annuities reporting unit of its parent company, MetLife, Inc., and determined that all of the recorded goodwill associated with the Company's Retail Annuities reporting unit was not recoverable. A non-cash charge of $10 million, which had no impact on income taxes, was recorded for the impairment of the entire goodwill balance in other expenses in the consolidated statements of operations for the year ended December 31, 2012.

  In addition, the Company performed its annual goodwill impairment tests of its other reporting units and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, their goodwill was not impaired.

  As discussed in Note 2, during 2012, the Company reorganized its business. In connection with this reorganization, $105 million of goodwill at December 31, 2009 was reallocated to the Retail segment and Group,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Voluntary & Worksite Benefits segment in the amounts of $37 million and $68 million, respectively. The reorganization had no impact on goodwill for the Corporate Benefit Funding segment and Corporate & Other. There were no acquisitions, dispositions or impairments of goodwill for both the years ended December 31, 2011 and 2010. Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other   Total
                              --------- ----------- --------- --------- --------
                                                (In millions)
Balance at December 31, 2011
Goodwill..................... $      37   $    68    $     2   $     4  $    111
Accumulated impairment.......        --        --         --        --        --
                              ---------   -------    -------   -------  --------
 Total goodwill, net......... $      37   $    68    $     2   $     4  $    111

Impairments.................. $    (10)   $    --    $    --   $    --  $   (10)

Balance at December 31, 2012
Goodwill.....................        37        68          2         4       111
Accumulated impairment.......      (10)        --         --        --      (10)
                              ---------   -------    -------   -------  --------
Total goodwill, net.......... $      27   $    68    $     2   $     4  $    101
                              =========   =======    =======   =======  ========

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2012     2011
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.52%   2014 - 2037 $  1,099 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      700      700
Mortgage loans -- affiliated... 2.17% - 7.26%  5.40%   2015 - 2020      306      307
Senior notes -- affiliated (2). 1.03% - 3.09%  2.23%   2021 - 2022       80       --
Other notes.................... 0.22% - 8.00%  1.72%   2016 - 2027       91       --
Capital lease obligations......                                          25       26
                                                                   -------- --------
Total long-term debt (3).......                                       2,301    2,132
Total short-term debt..........                                         100      101
                                                                   -------- --------
 Total.........................                                    $  2,401 $  2,233
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2012.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)Excludes $44 million and $116 million at December 31, 2012 and 2011, respectively, of long-term debt relating to CSEs. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2012 for the next five years and thereafter are $1 million in 2013, $220 million in 2014, $502 million in 2015, $5 million in 2016, $5 million in 2017 and $1.6 billion thereafter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2012.

 Surplus Notes -- Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a
$775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

  In December 2010, Metropolitan Life Insurance Company repaid in cash a
$300 million surplus note issued to MetLife, Inc. with an original maturity of 2011. The early redemption was approved by the Superintendent.

  In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2015 with an interest rate of 3.0%.

 Capital Notes -- Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

 Mortgage Loans -- Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

 Short-term Debt

  Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2012, 2011 and 2010, the weighted average interest rate on short-term debt was 0.17%, 0.16% and 0.21%, respectively. During the years ended December 31, 2012, 2011 and 2010, the average daily balance of short-term debt was $119 million, $102 million and $311 million, respectively, and the average days outstanding was 40 days, 44 days and 29 days, respectively.

 Interest Expense

  Interest expense related to the Company's indebtedness included in other expenses was $148 million, $185 million and $202 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts include
$89 million, $125 million and $143 million of interest expense related to affiliated debt for the years ended December 31, 2012, 2011 and 2010, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

 Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2012. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Facilities

  The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $3 million, $6 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2012 was as follows:

                                                                       Letter of
                                                                        Credit                 Unused
Borrower(s)                                  Expiration     Capacity Issuances (1) Drawdowns Commitments
---------------------------------------- ------------------ -------- ------------- --------- -----------
                                                                           (In millions)
MetLife, Inc. and MetLife Funding, Inc.. September 2017 (2) $  1,000   $    365     $    --   $    635
MetLife, Inc. and MetLife Funding, Inc.. August 2016           3,000      2,203          --        797
                                                            --------   --------     -------   --------
 Total..................................                    $  4,000   $  2,568     $    --   $  1,432
                                                            ========   ========     =======   ========

--------

(1)MetLife, Inc. and MetLife Funding, Inc. are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2012 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated credit facility.

  Committed Facility

  The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on the committed facility at December 31, 2012 was as follows:

                                                                 Letter of
                                                                  Credit                 Unused
Account Party/Borrower(s)                   Expiration Capacity  Issuances   Drawdowns Commitments
------------------------------------------- ---------- -------- ---------    --------- -----------
                                                                (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500  $    490 (1)  $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2012, 2011 and 2010, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

  The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

  The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

  Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

  The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2012, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 24,715,318. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

  Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010, 76%, 70% and 79%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

  Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

  Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

  The components of compensation expense related to stock-based compensation were as follows:

                                         Years Ended December 31,
                                         -------------------------
                                           2012     2011    2010
                                         -------- -------- -------
                                               (In millions)
             Stock Options.............. $     52 $     48 $    39
             Performance Shares (1).....       53       37      19
             Restricted Stock Units.....       22       15       9
                                         -------- -------- -------
             Total compensation expense. $    127 $    100 $    67
                                         ======== ======== =======
             Income tax benefit......... $     44 $     35 $    23
                                         ======== ======== =======

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

  At December 31, 2012, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 84%, 66% and 83%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2012
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        56        1.74
             Performance Shares.....  $        52        1.65
             Restricted Stock Units.  $        28        1.73

 Equity Awards

  Stock Options

  Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

  A summary of the activity related to Stock Options for the year ended December 31, 2012 was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2012.......................  34,713,526     $    40.22       5.35         $      --
Granted..............................................   6,247,050     $    37.91
Exercised............................................ (3,817,301)     $    28.44
Expired.............................................. (1,017,994)     $    47.35
Forfeited............................................   (972,210)     $    40.23
                                                      ------------
Outstanding at December 31, 2012.....................  35,153,071     $    40.89       5.50         $      51
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2012...............................................  34,684,396     $    40.94       5.41         $      51
                                                      ============ ================ =========== =============
Exercisable at December 31, 2012.....................  24,530,711     $    41.36        4.16        $      50
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2012 of $32.94 and December 30, 2011 of $31.18, as applicable.

  The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of Shares; risk-free rate of return; expected dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

  The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

  Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

  The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

  The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2012        2011        2010
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.95%       1.65%       2.11%
Risk-free rate of return................................. 0.21%-4.17% 0.29%-5.51% 0.35%-5.88%
Expected volatility......................................   35.59%      32.64%      34.41%
Exercise multiple........................................    1.58        1.69        1.75
Post-vesting termination rate............................    3.14%       3.36%       3.64%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $37.91      $45.16      $35.06
Weighted average fair value of stock options granted.....   $11.33      $14.27      $11.29

  MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012    2011    2010
-                                                         -------- ------- -------
                                                               (In millions)
Total intrinsic value of stock options exercised......... $     29 $    41 $    22
Cash received from exercise of stock options............. $    109 $    88 $    52
Income tax benefit realized from stock options exercised. $     10 $    13 $     8

 Performance Shares

  Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The performance factor was 1.13 for the January 1, 2009 -- December 31, 2011 performance period.

 Restricted Stock Units

  Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Performance Share and Restricted Stock Unit activity for the year ended December 31, 2012:

                                              Performance Shares        Restricted Stock Units
                                         ---------------------------- --------------------------
                                                     Weighted Average           Weighted Average
                                                        Grant Date                 Grant Date
                                           Shares       Fair Value      Units      Fair Value
                                         ----------- ---------------- --------- ----------------
Outstanding at January 1, 2012..........   5,024,094    $    31.50    1,562,849    $    34.74
Granted.................................   2,042,133    $    35.38      971,304    $    35.39
Forfeited...............................   (452,590)    $    37.36    (171,475)    $    37.62
Payable (1)............................. (1,791,609)    $    20.71    (282,530)    $    21.88
                                         -----------                  ---------
Outstanding at December 31, 2012........   4,822,028    $    36.93    2,080,148    $    36.55
                                         =========== ================ ========= ================
Expected to vest at a future date as of
  December 31, 2012.....................   4,817,941    $    36.98    2,080,148    $    36.55
                                         =========== ================ ========= ================

--------

(1)Includes both Shares paid and Shares deferred for later payment.

  Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2012, the three year performance period for the 2010 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,347,025 outstanding Performance Shares to which the 2010-2012 performance factor will be applied. The factor will be determined in the second quarter of 2013.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for Metropolitan Life Insurance Company and each of its insurance subsidiaries was in excess of four times Company Action RBC for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.3 billion, $2.0 billion and $2.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $14.3 billion and $13.5 billion at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, Metropolitan Life Insurance Company paid a dividend of $1.0 billion. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. Based on amounts at December 31, 2012, Metropolitan Life Insurance Company could pay a stockholder dividend in 2013 of $1.4 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. During the year ended December 31, 2010, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million. Based on amounts at December 31, 2012, GALIC could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  For the years ended December 31, 2012, 2011 and 2010, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $87 million, $518 million and $248 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                        Years Ended December 31,
                                                                                    --------------------------------
                                                                                       2012       2011       2010
                                                                                    ---------- ---------- ----------
                                                                                             (In millions)
Holding gains (losses) on investments arising during the year...................... $    4,825 $    9,190 $    7,350
Income tax effect of holding gains (losses)........................................    (1,688)    (3,219)    (2,568)
Reclassification adjustments for recognized holding (gains) losses included in
 current year income...............................................................        120       (45)      (545)
Income tax effect of reclassification adjustments..................................       (42)         16        190
Allocation of holding (gains) losses on investments relating to other policyholder
 amounts...........................................................................    (2,684)    (5,375)    (2,153)
Income tax effect of allocation of holding (gains) losses to other policyholder
 amounts...........................................................................        940      1,883        752
                                                                                    ---------- ---------- ----------
Net unrealized investment gains (losses), net of income tax........................      1,471      2,450      3,026
Foreign currency translation adjustments, net of income tax expense (benefit)
 of ($11) million, $3 million and ($13) million....................................       (19)          3       (16)
Defined benefit plans adjustment, net of income tax expense (benefit)
 of ($268) million, ($249) million and $63 million.................................      (498)      (422)         98
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss), net of income tax...............................        954      2,031      3,108
Other comprehensive income (loss) attributable to noncontrolling interests.........         --         --        (6)
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company, excluding cumulative effect of change in accounting principle............        954      2,031      3,102
Cumulative effect of change in accounting principle, net of income tax expense
 (benefit) of $0, $0 and $6 million (see Note 1)...................................         --         --         10
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company........................................................................... $      954 $    2,031 $    3,112
                                                                                    ========== ========== ==========

14. Other Expenses

  Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                            ----------------------------
                                                              2012      2011      2010
                                                            --------  --------  --------
                                                                    (In millions)
Compensation............................................... $  2,426  $  2,260  $  2,230
Pension, postretirement and postemployment benefit costs...      285       330       331
Commissions................................................      769       724       651
Volume-related costs.......................................      241       196       173
Affiliated interest costs on ceded and assumed reinsurance.    1,209     1,393     1,386
Capitalization of DAC......................................     (632)     (724)     (640)
Amortization of DAC and VOBA...............................      991       875       809
Interest expense on debt and debt issuance costs...........      152       194       217
Premium taxes, licenses and fees...........................      294       302       288
Professional services......................................      946       832       743
Rent, net of sublease income...............................      123       129       147
Other......................................................     (410)      (40)      (53)
                                                            --------  --------  --------
  Total other expenses..................................... $  6,394  $  6,471  $  6,282
                                                            ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges, primarily related to severance, which were allocated to the Company were as follows:

                                                                      Year Ended December 31, 2012
                                                                    ------------------------------
                                                                            (In millions)
Balance at January 1,..............................................   $                       --
Restructuring charges..............................................                          119
Cash payments......................................................                         (97)
                                                                    ------------------------------
Balance at December 31,............................................   $                       22
                                                                    ==============================
Total restructuring charges incurred since inception of initiative.   $                      119
                                                                    ==============================

  Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Obligations and Funded Status

                                                                                    Other
                                                              Pension          Postretirement
                                                           Benefits (1)           Benefits
                                                       --------------------- -------------------
                                                                     December 31,
                                                       -----------------------------------------
                                                          2012       2011       2012      2011
                                                       ---------- ---------- ---------- --------
                                                                     (In millions)
Change in benefit obligations:
Benefit obligations at January 1,..................... $    7,867 $    6,690 $    2,106 $  1,819
 Service costs........................................        197        165         36       16
 Interest costs.......................................        384        384        103      107
 Plan participants' contributions.....................         --         --         29       28
 Net actuarial (gains) losses.........................        944        897        261      269
 Plan amendments, change in benefits, and other (2)...         --        128         --       --
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Benefit obligations at December 31,...................      8,937      7,867      2,402    2,106
                                                       ---------- ---------- ---------- --------
Change in plan assets:
Fair value of plan assets at January 1,...............      6,699      5,976      1,240    1,184
 Actual return on plan assets.........................        695        787        105       81
 Plan amendments, change in benefits, and other (2)...         --        110         --       --
 Plan participants' contributions.....................         --         --         29       28
 Employer contributions...............................        451        223         79       80
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Fair value of plan assets at December 31,.............      7,390      6,699      1,320    1,240
                                                       ---------- ---------- ---------- --------
 Over (under) funded status at December 31,........... $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Amounts recognized in the consolidated balance sheets
  consist of:
 Other assets......................................... $       -- $       -- $       -- $     --
 Other liabilities....................................    (1,547)    (1,168)    (1,082)    (866)
                                                       ---------- ---------- ---------- --------
   Net amount recognized.............................. $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses......................... $    2,918 $    2,403 $      796 $    621
 Prior service costs (credit).........................         23         29       (74)    (179)
                                                       ---------- ---------- ---------- --------
   Accumulated other comprehensive (income) loss,
     before income tax................................ $    2,941 $    2,432 $      722 $    442
                                                       ========== ========== ========== ========
Accumulated Benefit Obligation........................ $    8,381 $    7,438        N/A      N/A
                                                       ========== ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.1 billion and $997 million at December 31, 2012 and 2011, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2012     2011
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,282 $  1,129
               Accumulated benefit obligations. $  1,127 $  1,011
               Fair value of plan assets....... $    123 $    110

  Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2012     2011     2012     2011
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  8,937 $  7,867 $  2,402 $  2,106
       Fair value of plan assets..... $  7,390 $  6,699 $  1,320 $  1,240

 Net Periodic Benefit Costs

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

  . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

  . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

  . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

     eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

  . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

  . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                     Pension Benefits     Other Postretirement Benefits
                                                  ----------------------- -----------------------------
                                                             Years Ended December 31,
                                                  -----------------------------------------------------
                                                   2012    2011    2010    2012       2011      2010
                                                  ------- ------- -------  -------    -------   ------
                                                                  (In millions)
Net Periodic Benefit Costs:
 Service costs................................... $   190 $   165 $   150 $    30    $    16   $   17
 Interest costs..................................     374     384     375      95        107      111
 Settlement and curtailment costs................      --      --       8      --         --       --
 Expected return on plan assets..................   (448)   (423)   (422)    (75)       (76)     (79)
 Amortization of net actuarial (gains) losses....     182     189     192      52         42       38
 Amortization of prior service costs (credit)....       6       3       6    (95)      (108)     (83)
                                                  ------- ------- -------  -------    -------   ------
   Total net periodic benefit costs (credit).....     304     318     309       7       (19)        4
                                                  ------- ------- -------  -------    -------   ------
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses....................     705     532      24     232        264       49
 Prior service costs (credit)....................      --      18      --      --         --     (81)
 Amortization of net actuarial gains (losses)....   (189)   (189)   (192)    (57)       (42)     (38)
 Amortization of prior service (costs) credit....     (6)     (3)     (6)     104        108       83
                                                  ------- ------- -------  -------    -------   ------
   Total recognized in other comprehensive
     income (loss)...............................     510     358   (174)     279        330       13
                                                  ------- ------- -------  -------    -------   ------
     Total recognized in net periodic benefit
       costs and other comprehensive income
       (loss).................................... $   814 $   676 $   135 $   286    $   311   $   17
                                                  ======= ======= =======  =======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $510 million and other postretirement benefits of $279 million for an aggregate reduction in OCI of $789 million before income tax and $512 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $216 million and $6 million, and $73 million and ($75) million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                      December 31, 2010
                                                                    -------------------
                                                                       (In millions)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,.............................................   $          247
 Service costs.....................................................                3
 Interest costs....................................................               16
 Net actuarial (gains) losses......................................            (255)
 Expected prescription drug subsidy................................             (11)
                                                                      --------------
 Balance at December 31,...........................................   $           --
                                                                      ==============

                                                                   Year Ended
                                                                 December 31, 2010
                                                               -------------------
                                                                  (In millions)
Reduction in net periodic other postretirement benefit costs:
 Service costs................................................   $            3
 Interest costs...............................................               16
 Amortization of net actuarial (gains) losses.................               10
                                                                 --------------
   Total reduction in net periodic benefit costs..............   $           29
                                                                 ==============

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of $3 million and $8 million for the years ended December 31, 2011 and 2010, respectively.

Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits     Other Postretirement Benefits
                                           ----------------------  ----------------------------
                                                      December 31,
                                           ----------------------------------------------------
                                              2012        2011     2012           2011
                                           ----------  ----------  ----           ----
  Weighted average discount rate..........    4.20%       4.95%    4.20%          4.95%
  Rate of compensation increase........... 3.50%-7.50% 3.50%-7.50%  N/A            N/A

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assumptions used in determining net periodic benefit costs were as follows:

                                            Pension Benefits           Other Postretirement Benefits
                                   ----------------------------------- -----------------------------
                                                       December 31,
                                   ----------------------------------------------------------------
                                      2012        2011        2010     2012      2011      2010
                                   ----------- ----------- -----------   -----   ----      ----
Weighted average discount rate....    4.95%       5.80%       6.25%    4.95%     5.80%     6.25%
Weighted average expected rate of
  return onplan assets............    7.00%       7.25%       8.00%    6.26%     7.25%     7.20%
Rate of compensation increase..... 3.50%-7.50% 3.50%-7.50% 3.50%-7.50%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 6.25% for pension benefits and 5.75% for other postretirement benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                      December 31,
                       --------------------------------------------------------------------------
                                        2012                                 2011
                       -------------------------------------- -----------------------------------
                       7.8% in 2013, gradually                7.3% in 2012, gradually
                       decreasing each year until 2094        decreasing each year until 2083
                       reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.3%.
Pre-and Post-Medicare  Pre-Medicare and 4.6% for
  eligible claims..... Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2012:

                                                                        One Percent  One Percent
                                                                         Increase     Decrease
                                                                       ------------ ------------
                                                                             (In millions)
Effect on total of service and interest costs components..............  $       17  $       (14)
Effect of accumulated postretirement benefit obligations..............  $      309  $      (252)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Plan Assets

  The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                 Level 1 This category includes investments in fixed maturity securities, equity securities, derivative assets, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.
                 Level 2  This category includes certain
                          separate accounts that are primarily
                          invested in liquid and readily
                          marketable securities. The estimated
                          fair value of such separate account
                          is based upon reported NAV provided
                          by fund managers and this value
                          represents the amount at which
                          transfers into and out of the
                          respective separate account are
                          effected. These separate accounts
                          provide reasonable levels of price
                          transparency and can be corroborated
                          through observable market data.

                          Certain separate accounts are
                          invested in investment partnerships
                          designated as hedge funds. The values
                          for these separate accounts is
                          determined monthly based on the NAV
                          of the underlying hedge fund
                          investment. Additionally, such hedge
                          funds generally contain lock out or
                          other waiting period provisions for
                          redemption requests to be filled.
                          While the reporting and redemption
                          restrictions may limit the frequency
                          of trading activity in separate
                          accounts invested in hedge funds, the
                          reported NAV, and thus the referenced
                          value of the separate account,
                          provides a reasonable level of price
                          transparency that can be corroborated
                          through observable market data.

                          Directly held investments are
                          primarily invested in U.S. and
                          foreign government and corporate
                          securities.
                 Level 3  This category includes separate
                          accounts that are invested in fixed
                          maturity securities, equity
                          securities, derivative assets and
                          other investments that provide little
                          or no price transparency due to the
                          infrequency with which the underlying
                          assets trade and generally require
                          additional time to liquidate in an
                          orderly manner. Accordingly, the
                          values for separate accounts invested
                          in these alternative asset classes
                          are based on inputs that cannot be
                          readily derived from or corroborated
                          by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2012     2011     Target   2012     2011
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      69%      61%      70%      63%      62%
Equity securities (2).............................     12%      21%      24%      30%      37%      37%
Alternative securities (3)........................     13%      10%      15%       0%      --%       1%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                      Postretirement Life
                                                   -------------------------
                                                            Actual Allocation
                                                            ----------------
                                                     Target    2012     2011
                                                   -------- --------  -------
Asset Class:
Fixed maturity securities (1).....................      0%      -- %      --%
Equity securities (2).............................      0%      -- %      --%
Alternative securities (3)........................    100%      100%     100%
                                                            --------  -------
 Total assets.....................................              100%     100%
                                                            ========  =======

----------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2012
                             ------------------------------------------------------------------------
                                      Pension Benefits              Other Postretirement Benefits
                             -----------------------------------  ------------------------------------
                             Fair Value Measurements at           Fair Value Measurements at
                               Reporting Date Using                Reporting Date Using
                             -------------------------            --------------------------
                                                          Total                                Total
                                                        Estimated                            Estimated
                                                          Fair                                 Fair
                             Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                             --------  -------- ------- --------- -------  -------  -------  ---------
                                                         (In millions)
Assets:
Fixed maturity securities:
  Corporate................. $     --  $  2,119 $   18  $  2,137  $   --   $  165    $  4    $    169
  U.S. government bonds.....    1,082       150     --     1,232     175        3      --         178
  Foreign bonds.............       --       714      7       721      --       51      --          51
  Federal agencies..........        1       314     --       315      --       26      --          26
  Municipals................       --       242     --       242      --       70       1          71
  Other (1).................       --       460      7       467      --       55       3          58
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total fixed maturity
     securities.............    1,083     3,999     32     5,114     175      370       8         553
                             --------  -------- ------  --------  ------   ------    ----    --------
Equity securities:
  Common stock - domestic...    1,024        36    129     1,189     249        1      --         250
  Common stock - foreign....      339        --     --       339      83       --      --          83
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total equity securities..    1,363        36    129     1,528     332        1      --         333
                             --------  -------- ------  --------  ------   ------    ----    --------
Other investments...........       --       110    419       529      --       --      --          --
Short-term investments......       --       200     --       200      --      432      --         432
Money market securities.....        2         9     --        11       1       --      --           1
Derivative assets...........       --         7      1         8      --        1      --           1
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total assets............. $  2,448  $  4,361 $  581  $  7,390  $  508   $  804    $  8    $  1,320
                             ========  ======== ======  ========  ======   ======    ====    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                   December 31, 2011
                                         ------------------------------------------------------------------------
                                                  Pension Benefits              Other Postretirement Benefits
-                                        -----------------------------------  ------------------------------------
                                         Fair Value Measurements at           Fair Value Measurements at
                                           Reporting Date Using                Reporting Date Using
-                                        -------------------------            --------------------------
                                                                      Total                                Total
                                                                    Estimated                            Estimated
                                                                      Fair                                 Fair
                                         Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                                         --------  -------- ------- --------- -------  -------  -------  ---------
                                                                     (In millions)
Assets:
Fixed maturity securities:
  Corporate............................. $     --  $  1,820 $   30  $  1,850  $   --   $  139    $   4   $    143
  U.S. government bonds.................      949       176     --     1,125     160        1       --        161
  Foreign bonds.........................       --       200      5       205      --       13       --         13
  Federal agencies......................        1       270     --       271      --       29       --         29
  Municipals............................       --       174     --       174      --       59        1         60
  Other (1).............................       --       445      2       447      --       84        5         89
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total fixed maturity securities......      950     3,085     37     4,072     160      325       10        495
                                         --------  -------- ------  --------  ------   ------    -----   --------
Equity securities:
  Common stock - domestic...............    1,082        36    194     1,312     240        2       --        242
  Common stock - foreign................      271        --     --       271      55       --       --         55
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total equity securities..............    1,353        36    194     1,583     295        2       --        297
                                         --------  -------- ------  --------  ------   ------    -----   --------
Other investments.......................       --        65    501       566      --       --       --         --
Short-term investments..................        4       378     --       382       6      435       --        441
Money market securities.................        2        --     --         2      --        1       --          1
Derivative assets.......................       28         9      4        41      --       --        1          1
Other receivables.......................       --        45     --        45      --        4       --          4
Securities receivable...................       --         8     --         8      --        1       --          1
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total assets......................... $  2,337  $  3,626 $  736  $  6,699  $  461   $  768    $  11   $  1,240
                                         ========  ======== ======  ========  ======   ======    =====   ========

----------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations, and ABS. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance, January 1,.  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
Realized gains
 (losses)...........       --       --       --       (25)          52          4         --        --        (2)         2
Unrealized gains
 (losses)...........      (1)        8        1          9        (38)        (6)         --        --          2       (2)
Purchases, sales,
 issuances and
 settlements, net...     (11)      (6)        4       (49)        (96)        (1)         --        --        (2)       (1)
Transfers into
 and/or out of
 Level 3............       --       --       --         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    18  $     7  $     7   $    129    $    419    $     1    $     4   $     1    $     3   $    --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance, January 1,.  $    45  $     4  $     2   $    228    $    446    $   (1)    $     4   $     1    $     6   $    --
Realized gains
 (losses)...........       --       --      (1)       (57)          80          1         --        --        (1)        --
Unrealized gains
 (losses)...........      (3)      (2)        1        110          42          6         --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...     (13)        3      (1)       (87)        (67)        (2)         --        --        (1)        --
Transfers into
 and/or out of
 Level 3............        1       --        1         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended
 December 31, 2010:
Balance, January 1,.   $  64    $   5   $    66   $    229    $    354    $    --    $    --   $    --     $   9
Realized gains
 (losses)...........      --       --      (11)         --          74          2         --        --       (4)
Unrealized gains
 (losses)...........       7        1        13        (2)         (4)        (2)          1        --         1
Purchases, sales,
 issuances and
 settlements, net...    (17)      (2)      (67)          1          22        (1)         --        --       (1)
Transfers into
 and/or out of
 Level 3............     (9)       --         1         --          --         --          3         1         1
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance,
 December 31,.......   $  45    $   4   $     2   $    228    $    446    $   (1)    $     4   $     1     $   6
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

----------

(1)Other includes ABS and collateralized mortgage obligations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The Company expects to make discretionary contributions to the qualified pension plan of $202 million in 2013. For information on employer contributions, see "--Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $61 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $78 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     Other
                                                      Pension    Postretirement
                                                      Benefits      Benefits
                                                    ------------ --------------
                                                           (In millions)
 2013.............................................. $        422   $      113
 2014.............................................. $        457   $      116
 2015.............................................. $        452   $      118
 2016.............................................. $        468   $      119
 2017.............................................. $        493   $      120
 2018-2022......................................... $      2,705   $      617

 Additional Information

  As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $54 million, $47 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $867 million, $885 million and $767 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $83 million, $73 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively.

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2012     2011    2010
  -                                                  -------- -------- ------
                                                          (In millions)
  Current:
   Federal.......................................... $    675 $    551 $  304
   State and local..................................        2        2      4
   Foreign..........................................      176      116     46
                                                     -------- -------- ------
     Subtotal.......................................      853      669    354
                                                     -------- -------- ------
  Deferred:
   Federal..........................................      346      769    346
   Foreign..........................................    (144)       22     69
                                                     -------- -------- ------
     Subtotal.......................................      202      791    415
                                                     -------- -------- ------
       Provision for income tax expense (benefit)... $  1,055 $  1,460 $  769
                                                     ======== ======== ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2012     2011    2010
                                                -------- -------- ------
                                                     (In millions)
       Tax provision at U.S. statutory rate.... $  1,294 $  1,660 $  878
       Tax effect of:
         Tax-exempt investment income..........    (118)    (102)  (100)
         State and local income tax............        2        3      1
         Prior year tax........................       10       10     48
         Tax credits...........................    (160)    (119)   (72)
         Foreign tax rate differential.........        3        2    (2)
         Change in valuation allowance.........       13       --     13
         Other, net............................       11        6      3
                                                -------- -------- ------
          Provision for income tax expense
            (benefit).......................... $  1,055 $  1,460 $  769
                                                ======== ======== ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                 December 31,
                                                             ---------------------
                                                                2012       2011
                                                             ---------- ----------
                                                                 (In millions)
Deferred income tax assets:
  Policyholder liabilities and receivables.................. $    2,495 $    2,558
  Net operating loss carryforwards..........................         35         26
  Employee benefits.........................................      1,075        840
  Capital loss carryforwards................................         17         11
  Tax credit carryforwards..................................        372        249
  Litigation-related and government mandated................        175        200
  Other.....................................................        198         94
                                                             ---------- ----------
   Total gross deferred income tax assets...................      4,367      3,978
  Less: Valuation allowance.................................         52         38
                                                             ---------- ----------
   Total net deferred income tax assets.....................      4,315      3,940
                                                             ---------- ----------
Deferred income tax liabilities:
  Investments, including derivatives........................      2,283      1,754
  DAC.......................................................      1,629      1,876
  Net unrealized investment gains...........................      3,412      2,617
  Other.....................................................         27         17
                                                             ---------- ----------
   Total deferred income tax liabilities....................      7,351      6,264
                                                             ---------- ----------
   Net deferred income tax asset (liability)................ $  (3,036) $  (2,324)
                                                             ========== ==========

  The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2012:

                                               Net Operating Loss                 Capital Loss
                                                  Carryforwards                   Carryforwards
                                         ------------------------------- -------------------------------
                                            Amount        Expiration        Amount        Expiration
                                         ------------- ----------------- ------------- -----------------
                                         (In millions)                   (In millions)
Domestic................................   $      30   Beginning in 2018   $      --   N/A
Foreign.................................   $      70   Beginning in 2027   $      50   Beginning in 2014

  Tax credit carryforwards of $372 million at December 31, 2012 will expire beginning in 2021.

  The Company has recorded a valuation allowance increase related to tax benefits of $7 million related to certain state and foreign net operating loss carryforwards and an increase of $7 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    525 $    499 $    592
Additions for tax positions of prior years...............................       27       26        2
Reductions for tax positions of prior years..............................      (5)       --     (54)
Additions for tax positions of current year..............................       --        1        2
Reductions for tax positions of current year.............................       --      (1)      (1)
Settlements with tax authorities.........................................     (15)       --     (31)
Lapses of statutes of limitations........................................       --       --     (11)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    525 $    499
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    466 $    459 $    432
                                                                          ======== ======== ========

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2012     2011    2010
                                                             ------   ------- -------
                                                                 (In millions)
Interest recognized in the consolidated statements of
  operations................................................ $    8   $    27 $    27

                                                                       December 31,
                                                                      ---------------
                                                                       2012    2011
                                                                      ------- -------
                                                                       (In millions)
Interest included in other liabilities in the consolidated balance
  sheets............................................................. $   211 $   203

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $70 million and $69 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return.

17.  Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

  Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

  The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Matters as to Which an Estimate Can Be Made

  For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $235 million.

  Matters as to Which an Estimate Cannot Be Made

  For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

  Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

  Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

  The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                     December 31,
                                                             --------------------------------------
                                                               2012         2011         2010
                                                              ---------    ---------    ---------
                                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.................    65,812       66,747       68,513
Number of new claims during the year........................     5,303        4,972        5,670
Settlement payments during the year (1)..................... $    36.4    $    34.2    $    34.9

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

  In 2009, Metropolitan Life Insurance Company received 3,910 new claims, ending the year with a total of 68,804 claims, and paid $37.6 million for settlements reached in 2009 and prior years. In 2008, Metropolitan Life Insurance Company received 5,063 new claims, ending the year with a total of 74,027 claims, and paid $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received 7,161 new claims, ending the year with a total of 79,717 claims, and paid $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received 7,870 new claims, ending the year with a total of 87,070 claims, and paid $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received 18,500 new claims, ending the year with a total of 100,250 claims, and paid $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received 23,900 new claims, ending the year with a total of 108,000 claims, and paid $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received 58,750 new claims, ending the year with a total of 111,700 claims, and paid $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

  The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

  The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

  Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims by $402 million from $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2012.

 Regulatory Matters

  The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. At

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the time the action was commenced, Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, was a passive investor with a non-controlling interest in the electricity generating facility, which was solely operated by the lessee, EME Homer City. In a 2012 transaction, ownership of the electricity generating facility was transferred to Homer City Generation, L.P., and Homer City OL6 LLC was merged into Homer City Generation, L.P. Metropolitan Life Insurance Company is a limited partner in Homer City Generation, L.P. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. EME Homer City acknowledged its obligation to indemnify the owners of the electricity generating facility for any claims relating to the NOVs. The Sierra Club, which in a February 13, 2012 letter to the operator and owners of the electricity generating facility had stated its intent to sue for alleged violations of the Clean Air Act, subsequently indicated that it does not intend to commence suit. As a result of the change in the ownership structure, the parties to the proceeding no longer include a subsidiary of Metropolitan Life Insurance Company.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

  Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

 Unclaimed Property Inquiries and Related Litigation

  In April 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, MetLife, Inc. made a $40 million multistate examination payment, of which the Company's share is $33 million, to be allocated among the settling states. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. The action was sealed by court order until March 22, 2012. The Relator alleged that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator did not allocate this claimed damage amount between MetLife, Inc. and the other defendant. On December 31, 2012, the court granted motions by MetLife, Inc. and the other defendant to dismiss the action.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010). Alleging that MetLife, Inc. and two other companies have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, the Relator has brought an action under the Florida False Claims act seeking to recover damages on behalf of Florida. The action has been sealed by court order until December 17, 2012. The relator alleges that the aggregate damages, including statutory damages and treble damages, are $3.2 billion. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendants. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. The Company intends to defend this action vigorously.

 Total Control Accounts Litigation

  Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company. (D. Nev., filed November 3,
2011). These consolidated putative class action lawsuits raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Various state regulators have also taken actions with respect to retained asset accounts. The New York Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with a market conduct exam, Metropolitan Life Insurance Company entered into a consent order with the Minnesota Department of Commerce regarding the Company's use of TCAs as a default option.

  The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

 Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

   McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed
February 22, 2012). This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The parties have begun discovery.

  Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

 Summary

  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2012    2011
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    85 $    63
  Premium tax offsets currently available for paid assessments.      12      13
                                                                ------- -------
                                                                $    97 $    76
                                                                ======= =======

 Other Liabilities:
  Insolvency assessments....................................... $   136 $   113
                                                                ======= =======

Commitments

  Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                    Gross
                                  Rental  Sublease  Rental
                                  Income   Income  Payments
                                 -------- -------- --------
                                       (In millions)
                     2013....... $    345 $    18  $    181
                     2014....... $    331 $    15  $    143
                     2015....... $    291 $    15  $    133
                     2016....... $    220 $    15  $    119
                     2017....... $    180 $    15  $    103
                     Thereafter. $    750 $    80  $    847

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.2 billion and $2.5 billion at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $2.3 billion at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $971 million and $986 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million at both December 31, 2012 and 2011, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18.  Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.6 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $108 million, $94 million and $84 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $113 million, $46 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.6 billion and $1.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates of $346 million and $238 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

  See Notes 4, 8 and 12 for additional related party transactions.

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

   (a)        January 31, 1983 Resolution of the Board of Directors of NEVLICO 4
   (b)        None
   (c) (i)    Distribution Agreement between NEVLICO and NELESCO 5
       (ii)   Form of Contract between NELICO and its General Agents 4
       (iii)  Form of contract between NELICO and its Agents 5
       (iv)   Commission Schedule for Policies 13
       (v)    Form of contract among NES, NELICO and other broker dealers 3
       (vi)   Forms of Selling Agreement 20
       (vii)  Form of Retail Sales Agreement 23
       (viii) Enterprise Sales Agreement between MetLife Investors Distribution
              Company and Broker Dealers dated February 2010 27

       (ix) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Filed herewith)

   (d) (i)    Specimen of Policy 6
       (ii)   Additional Specimen of Policy 13
       (iii)  Riders and Endorsements 6
       (iv)   Rider: Waiver of Monthly Deduction 7
       (v)    Temporary Term Rider 8
       (vi)   Exclusion from Benefits Riders 11
       (vii)  Endorsement - Unisex rates 4
       (viii) Extended Maturity Rider 12
       (ix)   Additional Extended Maturity Endorsement, Level Term Rider and
              Change Endorsement 13
   (e) (i)    Specimens of Application for Policy 6
       (ii)   Additional Application for Policy 8
       (iii)  Enterprise Application for Policy 20
       (iv)   Updated Enterprise Application for Policy 22
   (f) (i)    Amended and restated Articles of Organization of NELICO 2
       (ii)   Amendments to Amended and restated Articles of Organization 9
       (iii)  Amended and restated By-Laws of NELICO 16
   (g)        Reinsurance Agreements 19
   (h) (i)    Participation Agreement among Variable Insurance Products Fund,
              Fidelity Distributors Corporation and New England Variable Life
              Insurance Company 5
       (ii)   Amendment No. 1 to Participation Agreement among Variable
              Insurance Products Fund, Fidelity Distributors Corporation and New
              England Variable Life Insurance Company 1
       (iii)  Participation Agreement among Metropolitan Series Fund, Inc.,
              Metropolitan Life Insurance Company and New England Life Insurance
              Company 14
       (iv)   Amendment No. 2 to Participation Agreement among Variable
              Insurance Products Fund, Fidelity Distributors Corporation and New
              England Life Insurance Company 15
       (v)    Participation Agreement among Met Investors Series Trust, Met
              Investors Advisory Corp., Met Investors Distribution Company and
              New England Life Insurance Company 18

       (vi) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 17

       (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/2007) 25

       (viii) First Amendment to the Participation Agreement with the Met Investors Series Trust 26

       (ix) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. 28

       (x) Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010. 28

       (xi) Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. April 30, 2010 29

   (i)        None
   (j)        Net Worth Maintenance Agreement 23
   (k)        Opinion and Consent of Marie C. Swift, Esq. 21
   (l)        None
   (m)        None
   (n)        Consent of Independent Registered Public Accounting Firm (Filed
              herewith)
   (o)        None
   (p)        None
   (q) (i)    Notice of Withdrawal Right for Policies 1
       (ii)   Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 24
       (iii)  Second Addendum to Consolidated Memorandum 10

   (r)        Powers of Attorney (Filed herewith)


   1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

   2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

   3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

   4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

   5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

   6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

   7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

   8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

   9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

   10 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

   11 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 27, 1999.

   12 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed February 29, 2000.

   13 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed August 18, 2000.

   14 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

   15 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

   16 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

   17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

   18 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

   19 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 28, 2003.

   20 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on April 28, 2004.

   21 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 29, 2004.

   22 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

   23 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

   24 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed

       April 19, 2007.

   25 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

   26 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 23, 2009.

   27 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 22, 2010.

   28 Incorporated herein by reference to Post-Effective Amendement No. 16 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.

   29 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business
Office                        Positions and Offices with Depositor
---------------------------   ------------------------------------
Eric T. Steigerwalt (6)       Chairman of the Board, President, Chief Executive
                              Officer and a Director
Steven H. Ashton (6)          Director
Kimberly A. Berwanger (2)     Director
Peter M. Carlson (2)          Director, Executive Vice President and Chief
                              Accounting Officer
Michael P. Harwood (6)        Director
Gene L. Lunman (5)            Director
Catherine M. Richmond (6)     Director
Robin Lenna (4)               Executive Vice President
Roberto Baron (2)             Senior Vice President
Steven J. Brash (2)           Senior Vice President and Tax Director
Marlene B. Debel (2)          Senior Vice President and Treasurer
Paul A. LaPiana (6)           Senior Vice President
Alan C. Leland, Jr. (1)       Senior Vice President
Jonathan L. Rosenthal (3)     Senior Vice President and Chief Hedging Officer
Anne M. Belden (7)            Vice President, Finance


(1) The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.

(2) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036.

(3) The principal business address is MetLife, 10 Park Avenue, Morristown, NJ 07962.

(4)  The principal business address is MetLife, 200 Park Avenue, New York,
     NY 10166

(5) The principal business address is MetLife, 1300 Hall Boulevard, Bloomfield, CT 06002.

(6)  The principal business address is MetLife, 501 Route 22, Bridgewater,
     NJ 08807

(7) The principal business address is MetLife, 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island, NY 11101

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


Name and Principal Business Address      Positions and Offices with Principal Underwriter
              ----                 ------------------------------------------------------
Elizabeth M. Forget (1)                  Director
Paul A. LaPiana (2)                      Director and Executive Vice President
Craig W. Markham (3)                     Director and Chief Operating Officer
Marc A. Cohn (1)                         Vice President and Chief Compliance Officer- Investment Adviser
Donald R. Kaplan (4)                     Vice President and Chief Compliance Officer- Broker Dealer
John G. Martinez (5)                     Vice President and Financial and Operations Principal

(1) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036.

(2) The principal business address is MetLife, 501 Route 22, Bridgewater, NJ 08807

(3) The principal business address is MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128

(4) The principal business address is MetLife, 334 Madison Avenue, Morristown, NJ 07980

(5) The principal business address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33547



          (c)                 (2)                (3)
          (1)                 Net          Compensation on
        Name of           Underwriting    Events Occasioning       (4)            (5)
       Principal         Discounts And    The Deduction of a    Brokerage        Other
      Underwriter         Commissions    Deferred Sales Load   Commissions   Compensation
      -----------        -------------   -------------------   -----------   ------------
New England Securities
Corporation               $19,837,026             --                --            --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  New England Securities Corporation
          1095 Avenue of the Americas
          New York, New York
          10036

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                             SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 23rd day of April, 2013.

                                      New England Variable Life Separate Account
                                             (Registrant)

                                      By: New England Life Insurance Company
                                             (Depositor)

                                      By: /s/ Marie C. Swift
                                          --------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on the 23rd day of April, 2013.


                                      New England Life Insurance Company


                                      By: /s/ Marie C. Swift
                                          --------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 23, 2013.



                 *                      Chairman of the Board, President and
-------------------------------------   Chief Executive Officer and a Director
Eric T. Steigerwalt


                 *                      Director
-------------------------------------
Steven H. Ashton


                 *                      Director
-------------------------------------
Kimberly A. Berwanger


                 *                      Director, Executive Vice President and
-------------------------------------   Chief Accounting Officer
Peter M. Carlson


                 *                      Director
-------------------------------------
Michael P. Harwood


                 *                      Director
-------------------------------------
Gene L. Lunman


                 *                      Director
-------------------------------------
Catherine M. Richmond


                 *                      Vice President (Principal Financial
-------------------------------------   Officer)
Anne M. Belden


                                        By: /s/ John E. Connolly, Jr.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                             EXHIBIT INDEX

(c)(ix) Enterprise Sales Agreement

(n)     Consent of Independent Registered Public Accounting Firm


(r)     Powers of Attorney